UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

Floor & Decor Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:

(2)
Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)
Proposed maximum aggregate value of transaction:

(5)
Total fee paid:

☐
Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
Filing Party:

(4)
Date Filed:

2500 Windy Ridge Parkway, SE
Atlanta, GA 30339
[•], 2021
Dear Stockholder,
You are cordially invited to attend the Annual Meeting of Stockholders of Floor & Decor Holdings, Inc. (the “Company”) to be held on Wednesday, May 12, 2021 at 3:00 P.M. Eastern Time. The Annual Meeting will be held only by remote communication in a virtual format at: http://web.lumiagm.com/271307858. You will not be able to attend the Annual Meeting in person to ensure safety during the COVID-19 pandemic. To be admitted to the Annual Meeting at http://web.lumiagm.com/271307858, you must log in using the meeting password and the 11-digit control number found in the proxy materials previously distributed to you. The password for the meeting is floor2021. For registered stockholders, your 11-digit control number can be found on the proxy card, voting instruction form or notice of internet availability you received previously. If you hold your shares through an intermediary, such as a bank, broker or other nominee, you must register in advance to attend the Annual Meeting. To register, you must submit proof of your “legal proxy” obtained from your bank, broker or nominee reflecting your Company holdings, along with your name and email address, to American Stock Transfer & Trust Company, LLC: (1) by email to proxy@astfinancial.com; (2) by facsimile to (718) 765-8730 or (3) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Please reference “Floor & Decor 2021 Annual Meeting May 12, 2021” in the subject line. Obtaining a “legal proxy” may take several days and stockholders are advised to register as far in advance as possible. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 5, 2021. You will receive a confirmation email from American Stock Transfer & Trust Company, LLC of your registration.
During the Annual Meeting, if you were a stockholder of record as of the record date, you will be able to vote by following the instructions on the virtual meeting website at http://web.lumiagm.com/271307858. If you hold shares of the Company’s common stock in “street name” through a broker, bank or other institution or nominee, you must follow the instructions provided by your broker or other financial institution regarding how to instruct your broker or financial institution to vote your shares.
The agenda for the Annual Meeting includes:
•
the election of four Class I directors for three-year terms expiring in 2024 (Proposal 1);

•
the ratification of Ernst & Young LLP as independent auditors for our 2021 fiscal year (Proposal 2);

•
an advisory vote to approve the compensation paid to our named executive officers for the fiscal year ended December 31, 2020 (commonly known as a “say-on-pay” proposal) (Proposal 3);

•
a vote to approve amendments to our Restated Certificate of Incorporation (the “Charter”) to declassify our Board of Directors (Proposal 4); and

•
a vote to approve amendments to our Charter to eliminate supermajority voting requirements and other obsolete provisions, including the elimination of Class B Common Stock and Class C Common Stock (Proposal 5).

The Company’s Board of Directors recommends a vote FOR the election of the four Class I directors, FOR the ratification of the appointment of Ernst & Young LLP as our independent auditors, FOR the approval, on an advisory basis, of compensation paid to our named executive officers for the fiscal year ended December 31, 2020, FOR amending the Charter to declassify the Board of Directors and FOR the amending the Charter to eliminate supermajority voting and other obsolete provisions, including the elimination of Class B Common Stock and Class C Common Stock.
Your interest in the Company and your vote are very important to us. The enclosed proxy materials contain detailed information regarding the business that will be considered at the Annual Meeting. It is important that all stockholders participate in the affairs of the Company, regardless of the number of shares owned. Accordingly, we encourage you to read the proxy materials and vote your shares as soon as possible. You may authorize your proxy via the Internet or telephone or, if you received a paper copy of the proxy materials, by mail by completing and returning the proxy card.
On behalf of the Company, I would like to express our appreciation for your ongoing interest in Floor & Decor Holdings, Inc.
Very truly yours,
[DRAFT]
Thomas V. Taylor
Chief Executive Officer

FLOOR & DECOR HOLDINGS, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 12, 2021
TIME
3:00 P.M. Eastern Time on Wednesday, May 12, 2021
PLACE
http://web.lumiagm.com/271307858
ITEMS OF BUSINESS
(1)
To elect four Class I directors for three-year terms expiring at the 2024 annual meeting of stockholders once their respective successors have been duly elected and qualified or until their earlier resignation or removal (Proposal 1).

(2)
To ratify the appointment of Ernst & Young LLP as independent auditors for our 2021 fiscal year (Proposal 2).

(3)
To approve, by non-binding vote, the compensation paid to our named executive officers for the fiscal year ended December 31, 2020, as disclosed in these proxy materials (commonly known as a “say-on-pay” proposal) (Proposal 3).

(4)
To approve amendments to our Restated Certificate of Incorporation (the “Charter”) to declassify our Board of Directors (Proposal 4).

(5)
To approve amendments to our Charter to eliminate supermajority voting requirements and other obsolete provisions, including the elimination of Class B Common Stock and Class C Common Stock (Proposal 5).

(6)
To transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

RECORD DATE
You are entitled to vote only if you were a stockholder of record at the close of business on March 16, 2021.
PROXY VOTING
It is important that your shares be represented and voted at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to transmit your voting instructions online at www.voteproxy.com or via telephone by calling 800-776-9437 (800-PROXIES), or to complete and return a proxy card (no postage is required).
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 12, 2021: As permitted by rules adopted by the Securities and Exchange Commission, rather than mailing a full paper set of these proxy materials, we are mailing to many of our stockholders only a notice of internet availability of proxy materials containing instructions on how to access these proxy materials and authorize their respective proxy votes online. This proxy statement, our 2020 Annual Report on Form 10-K and the proxy card are available at www.voteproxy.com. You will need your notice of internet availability or proxy card to access these proxy materials.
[           ], 2021
DRAFT

David V. Christopherson
Executive Vice President, General Counsel and Secretary

i

2500 Windy Ridge Parkway, SE
Atlanta, GA 30339
PROXY SUMMARY
We are providing these materials in connection with the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Floor & Decor Holdings, Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”). This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider. Please read the entire proxy statement carefully before voting as it contains important information about matters upon which you are being asked to vote.
TIME	3:00 P.M. Eastern Time on Wednesday, May 12, 2021
PLACE	http://web.lumiagm.com/271307858
RECORD DATE	You are entitled to vote only if you were a stockholder of record at the close of business on March 16, 2021.
Agenda and Voting Recommendations
	Proposal	Board Recommendation	See Page
(1)	To elect four Class I directors for three-year terms expiring at the 2024 annual meeting of stockholders once their respective successors have been duly elected and qualified or until their earlier resignation or removal.	FOR each Nominee	8
(2)	To ratify the appointment of Ernst & Young LLP as independent auditors for our 2021 fiscal year.	FOR	20
(3)	To approve, by non-binding vote, the compensation paid to our named executive officers for the fiscal year ended December 31, 2020, as disclosed in these proxy materials (commonly known as a “say-on-pay” proposal).	FOR	49
(4)	To approve amendments to our Restated Certificate of Incorporation (the “Charter”) to declassify our Board of Directors.	FOR	54
(5)	To approve amendments to our Charter to eliminate supermajority voting requirements and other obsolete provisions, including the elimination of Class B Common Stock and Class C Common Stock.	FOR	56
(6)	To transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.	FOR	58
Board of Director Nominees
The following table provides summary information about each director nominee. Each director nominee is standing for election for a three-year term or until his or her successor is duly elected and qualified. All of the director nominees are current directors.

Name	Age	Director Since	Principal Occupation	Committees
Norman H. Axelrod	68	December 2011	Former CEO of Linen ‘n Things	Compensation Committee
Ryan Marshall	46	January 2021	President and CEO of PulteGroup, Inc.	Audit Committee
Richard L. Sullivan	64	April 2017	CEO of PGA Tour Superstore	Audit Committee
Felicia D. Thornton	57	April 2017	Vice Chair of the Board of Directors of 99 Cents Only Stores LLC	Audit Committee and Nominating and Corporate Governance Committee
Governance Evolution and Highlights
The Board of Directors (the “Board”) of the Company is committed to strong corporate governance. As we continue our transition from a “controlled company” to a widely held company following the completion of our former principal stockholders’ sell-down of their equity ownership positions in fiscal 2020, we are committed to evolving our Board and our corporate governance processes to reflect the changes in our Company’s stockholder base. We are committed to strong corporate governance practices that reflect high standards of ethics and integrity and promote long-term stockholder value.
As a result of our Board’s continued evaluation of our corporate governance practices, its understanding of the views of the investment community and feedback from our stockholders, at this year’s Annual Meeting, we are seeking stockholder approval to implement changes to our Charter to further strengthen our corporate governance principles and enhance the ability of our stockholders to influence our governance structure. In particular, we are seeking stockholder approval to declassify our Board and eliminate supermajority voting requirements from our Charter, as well as other obsolete provisions related to our former principal stockholders, including eliminating our Class B Common Stock and Class C Common Stock. These changes are consistent with our continued evolution to a widely held company and modernize provisions of our Charter.

2500 Windy Ridge Parkway, SE
Atlanta, GA 30339
PROXY STATEMENT
The Board of Directors (the “Board”) of Floor & Decor Holdings, Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”), has prepared this document to solicit your proxy to vote upon certain matters at the Company’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”).
These proxy materials contain information regarding the Annual Meeting, to be held on May 12, 2021, beginning at 3:00 P.M. Eastern Time, to be held by remote communication in a virtual format at: http://web.lumiagm.com/271307858, and at any adjournment or postponement thereof. As permitted by the rules adopted by the Securities and Exchange Commission (the “SEC”), rather than mailing a full paper set of these proxy materials, we are mailing to many of our stockholders only a notice of internet availability of proxy materials (the “Notice”) containing instructions on how to access and review these proxy materials and authorize their respective proxy votes online. If you receive the Notice and would like to receive a paper copy of these proxy materials, you should follow the instructions for requesting such materials located at www.voteproxy.com.
QUESTIONS ABOUT THE ANNUAL MEETING AND THESE PROXY MATERIALS
The approximate date that this proxy statement, the proxy card, and our 2020 Annual Report on Form 10-K (the “Annual Report”) are first being sent or given to our stockholders is March [•], 2021. The information regarding stock ownership and other matters in this proxy statement is as of March 16, 2021 (the “Record Date”), unless otherwise indicated.
QUESTIONS ABOUT THE ANNUAL MEETING AND THESE PROXY MATERIALS
What may I vote on?
You may vote on the following proposals:
•
the election of four Class I directors for three-year terms expiring at the 2024 annual meeting of stockholders once their respective successors have been duly elected and qualified, or their earlier resignation or removal (“Proposal 1”);

•
the ratification of the appointment of Ernst & Young LLP (“EY”) as independent auditors for our 2021 fiscal year (“Proposal 2”);

•
the approval, by non-binding vote, of the compensation paid to our named executive officers (“NEOs”) for the fiscal year ended December 31, 2020 as disclosed in these proxy materials (commonly known as a “say-on-pay” proposal) (“Proposal 3”);

•
the approval of amendments to our Restated Certificate of Incorporation (the “Charter”) to declassify our Board of Directors (“Proposal 4”); and

•
the approval of amendments to our Charter to eliminate supermajority voting requirements and other obsolete provisions, including the elimination of our Class B and Class C Common Stock (“Proposal 5”).

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE FOUR CLASS I DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF EY AS THE INDEPENDENT AUDITORS, FOR THE APPROVAL, ON AN ADVISORY BASIS, OF COMPENSATION PAID TO

OUR NAMED EXECUTIVE OFFICERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2020 (“SAY-ON-PAY”), FOR AMENDING THE CHARTER TO DECLASSIFY THE BOARD OF DIRECTORS AND FOR THE AMENDING THE CHARTER TO ELIMINATE SUPERMAJORITY VOTING AND OTHER OBSOLETE PROVISIONS, INCLUDING THE ELIMINATION OF CLASS B COMMON STOCK AND CLASS C COMMON STOCK.
Who may vote?
Stockholders of record of our common stock, par value $0.001 per share (“common stock”), at the close of business on the Record Date are entitled to receive the Notice and these proxy materials and to vote their respective shares at the Annual Meeting. Each share of common stock is entitled to one vote on each matter that is properly brought before the Annual Meeting. As of the Record Date, [           ] shares of common stock were outstanding.
How do I vote?
We have elected to provide access to proxy materials over the Internet under the SEC’s “notice and access” rules to reduce the environmental impact and cost of the Annual Meeting. However, if you prefer to receive paper copies of our proxy materials, please follow the instructions included in the Notice.
Stockholders of Record
If your common stock is registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered a stockholder of record with respect to those shares. As a stockholder of record, you have the right to vote by proxy.
You may authorize your proxy in any of the following three ways:
Internet.   Go to www.voteproxy.com to use the Internet to transmit your voting instructions and for electronic delivery of information. Have your proxy card in hand when you access the website.
Phone.   Call 800-776-9437 (800-PROXIES) using any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call.
Mail.   Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided, or return it to American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.
Authorizing your proxy by any of these methods will not affect your right to attend the Annual Meeting and vote in person. However, for those who will not be voting in person at the Annual Meeting, your final voting instructions must be received by no later than 11:59 P.M. on May 11, 2021.
Beneficial Owners
Most of our stockholders hold their shares through a stockbroker, bank or other nominee, rather than directly in their own names. If you hold your shares in one of these ways, you are considered the beneficial owner of shares held in “street name”, and the Notice is being forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote. Your broker, bank or nominee has enclosed a voting instruction form for you to use in directing the broker, bank or nominee on how to vote your shares. Unless you provide specific voting instructions, your brokerage firm will only have the discretion to vote shares it holds on your behalf with respect to Proposal 2 (the ratification of EY as independent auditors for our 2021 fiscal year), but not with respect to Proposal 1 (the election of four Class I directors), Proposal 3 (the say-on-pay proposal), Proposal 4 (amending the Charter to declassify the Board) or Proposal 5 (amending the Charter to remove the supermajority voting requirement and other obsolete provisions, including the elimination of our Class B and Class C Common Stock) as more fully described under “What is a broker ‘non-vote’?” below.

Can I change my vote?
Yes. If you are the stockholder of record, you may revoke your proxy before it is exercised by doing any of the following:
•
sending a letter to us stating that your proxy is revoked;

•
signing a new proxy and sending it to us; or

•
attending the Annual Meeting and voting by ballot.

Beneficial owners should contact their broker, bank or nominee for instructions on changing their votes.
How many votes must be present to hold the Annual Meeting?
A “quorum” is necessary to hold the Annual Meeting. A quorum is a majority of the votes entitled to be cast by the stockholders entitled to vote at the Annual Meeting. They may be present at the Annual Meeting or represented by proxy. Abstentions and broker “non-votes” are not counted as votes cast either “FOR” or “AGAINST” a given proposal, but are counted as present and entitled to vote for purposes of determining a quorum.
How many votes are needed to approve the proposals?
The following table sets forth the voting requirements with respect to each of the proposals at the Annual Meeting:
	Proposal	Vote Required
1	The election of four Class I directors	A “FOR” vote by a majority of votes cast
2	The ratification of EY as independent auditors for our 2021 fiscal year	A “FOR” vote by a majority of votes cast
3	The Say-On-Pay Proposal	A “FOR” vote by a majority of votes cast
4	The amendment of our Charter to declassify the Board	A “FOR” vote by a two-thirds majority of votes entitled to be cast
5	The amendment of our Charter to eliminate supermajority voting and other obsolete provisions, including eliminating our Class B and Class C Common Stock	A “FOR” vote by a two-thirds majority of votes entitled to be cast
A “FOR” vote by a “majority of votes cast” means that the number of shares voted “FOR” exceeds the number of shares voted “AGAINST.”
A “FOR” vote by a “two-thirds majority of votes entitled to be cast” means that the number of shares voted “FOR” represents at least two-thirds of the number of our shares outstanding on the record date.
How can I submit questions relating to the Annual Meeting?
Stockholders may submit questions relating to Annual Meeting matters by sending an email our Investor Relations department at InvestorRelations@flooranddecor.com with “2021 Annual Meeting” in the subject line. Only questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. Questions regarding other matters, including those related to employment, product or service issues, or suggestions for product innovations, are not pertinent to meeting matters and therefore will not be answered. Questions that are substantially similar may be grouped and answered together to avoid repetition.
How can I access the list of stockholders of record entitled to vote at the Annual Meeting?
Access to the list of stockholders of record entitled to vote at the Annual Meeting for any purpose germane to the meeting will be available beginning ten days prior to the meeting by emailing

InvestorRelations@flooranddecor.com with “Annual Meeting Stockholder List” in the subject line. Stockholders submitting any such request must include their control number.
Where can I find the voting results of the Annual Meeting?
The Company will announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K filed with the SEC within four business days of the completion of the meeting.
What is an abstention?
An abstention is a properly signed proxy card that is marked “abstain.” Abstentions do not constitute votes “FOR” or votes “AGAINST.”
What is a broker “non-vote?”
If you are a beneficial owner of shares held in “street name” and do not provide the broker, bank or other nominee that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the broker, bank or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, such organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is commonly referred to as a broker “non-vote.”
The election of directors (Proposal 1), the say-on-pay proposal (Proposal 3), the proposal to amend the Charter to declassify the Board (Proposal 4) and the proposal to amend the Charter to eliminate supermajority voting and other obsolete provisions, including the elimination of our Class B and Class C Common Stock (Proposal 5) are matters considered non-routine under applicable rules. A broker, bank or other nominee cannot vote without your instructions on non-routine matters. For your vote to be counted in the above proposals, you will need to communicate your voting decisions to your broker, bank or other nominee before the date of the meeting using the voting instruction form provided by your broker, bank or other nominee.
Broker non-votes will have no effect on the election of directors (Proposal 1) or the say on pay proposal (Proposal 3). Broker non-votes will have the same effect as a vote “AGAINST” the proposal to amend the Charter to declassify the Board (Proposal 4) and the proposal to amend the Charter to eliminate supermajority voting and other obsolete provisions, including the elimination of our Class B and Class C Common Stock (Proposal 5).
The ratification of the appointment of EY as our independent auditors for the fiscal year ending December 30, 2021 (Proposal 2) is a matter considered routine under applicable rules. A broker, bank or other nominee may generally vote on routine matters.
Will any other matters be acted on at the Annual Meeting?
If any other matters are properly presented at the Annual Meeting or any adjournment or postponement thereof, the persons named in the proxy will have discretion to vote on those matters. As of February 12, 2021, the date by which any proposal for consideration at the Annual Meeting submitted by a stockholder must have been received by us to be presented at the Annual Meeting, and as of the date of these proxy materials, we did not know of any other matters to be presented at the Annual Meeting.
Who pays for this proxy solicitation?
We will pay the expenses of soliciting proxies. In addition to solicitation by mail, proxies may be solicited in person or by telephone or other means by our directors or associates. We will reimburse brokerage firms and other nominees, custodians and fiduciaries for costs incurred by them in mailing these proxy materials to the beneficial owners of common stock held of record by such persons.

Whom should I contact with other questions?
If you have additional questions about these proxy materials or the Annual Meeting, please contact: Floor & Decor Holdings, Inc., 2500 Windy Ridge Parkway, SE, Atlanta, GA 30339, Attention: David V. Christopherson, Telephone: (404) 471-1634.

ELECTION OF FOUR CLASS I DIRECTORS (PROPOSAL 1)
Board Structure and the Nominees
The Board is currently comprised of 10 directors. Pursuant to our Charter, the Board is divided into three classes. The members of each class serve for staggered, three-year terms. Upon the expiration of the term of a class of directors, the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”) will recommend to the Board for its approval the slate of director nominees to be nominated for election for three-year terms at the annual meeting of stockholders in the year in which the term of a class of directors expires. On October 27, 2020, Brad Brutocao, Rachel Lee, and John Roth each resigned from the Board, effective as of January 1, 2021. Mr. Brutocao and Ms. Lee served on the Compensation Committee of the Board, and Mr. Roth and Ms. Lee served on the Nominating Committee of the Board. On October 28, 2020, the Board determined, effective as of the January 1, 2021, to appoint Ryan Marshall, Kamy Scarlett and Charles Young to the Board. On February 10, 2021, Michael Fung, a member of our Board and the chairperson of the Audit Committee of the Board passed away. Effective February 24, 2021, the Board appointed Felicia Thornton, a current member of the Board, as chairperson of the Audit Committee of the Board.
Our directors have a balance of tenure and age, which provides our Board with an effective mix of experience and perspective, as shown in the chart and biographies below:
In connection with the Annual Meeting, the Board, upon the recommendation of the Nominating Committee, has nominated each of Norman H. Axelrod, Ryan Marshall, Richard L. Sullivan and Felicia D. Thornton (together, the “Nominees”) for reelection as a Class I director, for a three-year term expiring at our 2024 annual meeting of stockholders once their respective successors have been duly elected and qualified or until their earlier resignation or removal.
Set forth below is information concerning our directors, and the key experience, qualifications and skills they bring to the Board as well as an overview of our Board’s diversity in demographic makeup. Our Board collectively leverages the diverse backgrounds of our directors and their strengths and experiences in many areas including those described below.
Board Skills & Experience and Demographic Matrix
The table below summarizes the specific qualifications, attributes, skills and experience of each director that led our board of directors to conclude that the nominee is qualified to serve on our board of directors. While each director is generally knowledgeable in each of these areas, an “X” in the chart below indicates that the item is a specific qualification, attribute, skill or experience that the individual brings to our board. The lack of an “X” for a particular item does not mean that the individual does not possess the qualification, attribute, skill or experience.
Skills & Experience	Norman A. Axelrod	Ryan Marshall	Richard L. Sullivan	Felicia D. Thornton	Charles Young	Thomas V. Taylor	Kamy Scarlett	David B. Kaplan	Peter M. Starrett	George Vincent West
Audit & Financial Expertise		X	X	X				X	X	X
Corporate Strategy & Business Development	X	X	X	X	X	X	X	X	X	X
Corporate Governance		X		X				X	X
Ethics/Social Responsibility Oversight		X		X			X
Consumer Goods	X		X	X		X	X	X		X
Retail Chains	X		X	X		X	X	X	X	X
CEO	X	X	X	X		X		X	X	X
Mergers & Acquisitions		X		X	X		X	X	X
Risk Oversight		X		X				X
Company Founder								X		X
Real Estate		X	X	X	X	X	X	X	X	X
Home Improvement	X		X			X				X
High Growth			X	X	X	X	X	X	X	X
Digital/Omni-Channel			X	X			X	X	X
Human Capital/Compensation Oversight	X	X	X	X	X	X	X	X	X	X
International				X		X	X	X	X
Commercial or B-to-B								X		X
Demographic Background
Years on Board	9.1	Less than1	3.8	3.8	Less than1	8.1	Less than1	10.3	10.2	21
Gender
Male	X	X	X		X	X		X	X	X
Female				X			X
Age
	68	46	64	57	52	55	57	53	73	66
Race/Ethnicity
African American/Black					X
Asian, Hawaiian, or Pacific Islander
White/Caucasian	X	X	X			X	X	X	X	X
Hispanic/Latino				X
Number of Public Boards	1	2	1	3	2	2	1	2	2	1
The Nominees
Norman H. Axelrod, 68, has served as our Chairman since December 2011 and as a member of our Board since November 2010. Beginning in 1988, Mr. Axelrod served as Chief Executive Officer and a member of the board of directors of Linens ‘n Things, Inc., a retailer of home textiles, housewares and decorative home accessories, was appointed as Chairman of its board of directors in 1997, and served in such capacities until its acquisition in February 2006. Mr. Axelrod also serves on the boards of directors of the parent entities of Guitar Center, Inc., a musical instruments retailer, The Neiman Marcus Group LLC, a luxury retailer, and 99 Cents Only Stores LLC, a deep-discount retailer. Mr. Axelrod served on the board of directors of the parent entity of Smart & Final Stores, Inc., a warehouse-style food and supply retailer, until 2019. Mr. Axelrod was also appointed Chairman of the board of directors of 99 Cents Only Stores LLC in February 2018 and has previously served as the Chairman of the boards of directors of GNC Holdings,

Inc., a specialty retailer of health and wellness products, National Bedding Company LLC, a mattress and bedding product manufacturer, and Simmons Company, a mattress and bedding product manufacturer, and as a member of the boards of directors of Jaclyn, Inc., a handbags and apparel company, Reebok International Ltd., a leading worldwide designer and marketer of sports, fitness and casual footwear, apparel and equipment, and Maidenform Brands, Inc., an intimate apparel retailer. Mr. Axelrod has provided consulting services to certain entities related to Ares Management Corporation (“Ares Management”). Mr. Axelrod received a B.S. in Management and Marketing from Lehigh University and an M.B.A. from New York University. Mr. Axelrod’s vast experience led to the conclusion that he should serve as a member of our Board.
Ryan Marshall, 46, has served as a member of our Board since January 2021. Mr. Marshall has served as the President and Chief Executive Officer of PulteGroup, Inc. (“Pulte”) since September 2016. Prior to becoming the Chief Executive Officer and President of Pulte, Mr. Marshall served as the President of Pulte since February 2016 and had the responsibility for Pulte’s homebuilding operations and its marketing and strategy departments. Prior to being named President, Mr. Marshall served as Pulte’s Executive Vice President of Homebuilding Operations. Other previous roles with Pulte included Area President for Pulte’s Southeast Area, Area President for Florida, Division President in both South Florida and Orlando and Area Vice President of Finance. In those roles, he managed various financial and operating functions including financial reporting, land acquisition and strategic market risk and opportunity analysis. Mr. Marshall’s strategic growth experience, his financial expertise, his experience with home construction and ability to contribute to our commercial business and his experience as a public company CEO led to the conclusion that he should serve as a member of our Board.
Richard L. Sullivan, 64, has served as a member of our Board since April 2017. Mr. Sullivan has been the President and CEO of the parent entity of PGA TOUR Superstore, a nationwide specialty golf retailer, since 2009 and the Chairman of the National Golf Foundation, a non-profit golf market research provider, since 2019. Previously, Mr. Sullivan was the Chief Marketing Officer for Home Depot Inc. (“Home Depot”) from 1992 to 2002. From 2002 to 2008, Mr. Sullivan served as the Executive Vice President and Chief Marketing Officer overseeing sales, marketing and other business-related functions for the Atlanta Falcons and team owner Arthur Blank. Mr. Sullivan was elected Vice Chairman of the board of directors of the National Golf Foundation in January 2016 and serves as a member of its compensation committee. He received his B.S. in Accounting from Roger Williams University. Mr. Sullivan’s business experience, including in home improvement and specialty retailers, led to the conclusion that he should serve as a member of our Board.
Felicia D. Thornton, 57, has served as a member of our Board since April 2017. Ms. Thornton served as Interim Chief Executive Officer from June 2019 to March 2020 and Chief Financial Officer and Treasurer for 99 Cents Only Stores LLC, a deep-discount retailer, from November 2015 to August 2018. Ms. Thornton was appointed to the board of directors for 99 Cents Only Stores LLC, where she currently serves as Vice Chair, in February 2018 and served as the Audit Committee Chair from November 2018 to April 2019. In September 2020, Ms. Thornton was appointed to the board of directors and audit committee of Pactiv Evergreen Inc., a food and beverage packaging company. Ms. Thornton is a member of the board of directors and Audit Committee Chair of Covergint Technologies and Coolsys, both private companies. In February 2021, Ms. Thornton was appointed to the board of directors and audit committee of Ares Acquisition Corp., a special purpose acquisition company. Previously, Ms. Thornton served as Co-Chief Executive Officer, President and Chief Operating Officer for DeMoulas Super Market, Inc., (“DeMoulas”), a supermarket chain, from June 2014 to December 2014 and as the Chief Executive Officer of Knowledge Universe U.S., a private childhood education company, from 2006 to 2011. Ms. Thornton served as Chief Financial Officer and led overall strategy for Albertsons, a grocery and drugstore company, from 2001 to 2006. Ms. Thornton served in a variety of executive strategic and financial roles from 1992 to 2000 for Ralphs Grocery Company, Inc., a grocery store chain, and for Fred Meyer, a retail supermarket company, both of which eventually became part of The Kroger Company, a global retailer of grocery, multi-department, discount, convenience and jewelry stores, where Ms. Thornton served as Group Vice President responsible for retail operations. Ms. Thornton has served as a member of the boards of directors of public and private companies, including Nordstrom, Inc., a luxury retailer, from November 2010 to May 2012 and for Knowledge Universe Education, Inc. from November 2006 to May 2012. Ms. Thornton also served as an Advisor to the Special Committee of the board of directors of DeMoulas from April 2014 to June 2014.

Ms. Thornton is a member of the Latino Corporate Directors Association and is a National Association of Corporate Directors Fellow. Ms. Thornton received a B.S. in Economics from Santa Clara University and an M.B.A. from the University of Southern California. Ms. Thornton’s extensive executive experience in retail, and particularly in large high-growth multi-unit retailers, led to the conclusion that she should serve as a member of our Board.
THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE FOUR NOMINEES AS CLASS I DIRECTORS.
Directors Remaining in Office until our 2022 Annual Meeting of Stockholders
Charles Young, 52, has served as a member of our Board since January 2021. Mr. Young has served as Executive Vice President and Chief Operating Officer of Invitation Homes since 2017. From 2015 until Invitation Homes completed its merger with Starwood Waypoint Homes (“SWH”), Mr. Young served in a number of senior roles with SWH and its predecessor. Earlier in his career, Mr. Young worked for Goldman, Sachs & Co. in its Real Estate Principal Investment Area (Whitehall) and Goldman’s Investment Banking Division, in mergers and acquisitions. He also has prior experience in real estate development and diversity consulting. Before starting his career in real estate and investment banking, Mr. Young spent several years as a professional football player in the National Football League and the World League of American Football. He is a member of the Stanford Board of Trustees and currently serves as a member of the board of directors of Federal Home Loan Bank of Chicago. He was also a founding member of the LEARN Charter School Network. He received his B.A. in Economics from Stanford University and an M.B.A. from Stanford’s Graduate School of Business. Mr. Young’s operating experience, including in a high-growth public company, his experience in mergers and acquisitions and his real estate expertise led to the conclusion that he should serve as a member of our Board.
Thomas V. Taylor, 55, has served as our Chief Executive Officer and a member of our Board since December 2012. Prior to joining us, Mr. Taylor began his career at age 16 in 1983 at a Miami Home Depot store. He worked his way up through various manager, district manager, vice president, president, and senior vice president roles to eventually serve as the Executive Vice President of Operations with responsibility for all 2,200 Home Depot stores and then the Executive Vice President of Merchandising and Marketing, again for all stores. After leaving Home Depot in 2006, for the next six years, Mr. Taylor was a Managing Director at Sun Capital Partners. During his tenure, he was a board member for over twenty portfolio companies in the United States and Europe. Mr. Taylor currently serves on the board of directors of National Vision Holdings Inc., an optical retailer, and Cooper’s Hawk, a differentiated wine club and restaurant concept. Mr. Taylor’s significant experience as a board member and his expertise in the home improvement retail industry led to the conclusion that he should serve as a member of our Board.
Kamy Scarlett, 57, has served as a member of our Board since January 2021. Ms. Scarlett has served as the Chief Human Resources Officer of Best Buy Co. Inc. (“Best Buy”) since 2017. In this role, she oversees talent development and the health and well-being of nearly 125,000 Best Buy employees worldwide. She has previously served as Best Buy’s President, U.S. retail, leading operations of Best Buy’s nearly 1,000 U.S. store locations. Before taking on senior executive roles in the U.S., Ms. Scarlett led Human Resources and Retail operations for Best Buy’s Canadian operations. Prior to joining Best Buy in 2014, Ms. Scarlett was the Chief Operating Officer at Grafton-Fraser Inc., a leading Canadian retailer of men’s apparel, and previously held leadership roles at Loblaw Cos., Hudson’s Bay Co. and Dylex Inc. Ms. Scarlett also serves on the board of the Best Buy Foundation. Ms. Scarlett’s experience managing human capital for a global enterprise, her experience leading diversity and inclusion efforts, her operational retail experience, including in Canada, and her experience working for a leading omnichannel retail led to the conclusion that she should serve as a member of the Board.
Directors Remaining in Office until our 2023 Annual Meeting of Stockholders
David B. Kaplan, 53, has served as a member of our Board since October 2010, including as Chairman from October 2010 to December 2011. Mr. Kaplan is a Co-Founder of Ares Management, a Director and Partner of Ares Management, Co-Chairman of the Ares Private Equity Group and Chief Executive Officer and Co-Chairman of the Board of Directors of Ares Acquisition Corp., a special purpose acquisition company. He is a member of the Ares Executive Management Committee and the firm’s Management

Committee. He additionally serves on the Ares Private Equity Group’s Corporate Opportunities, Asia Private Equity and Special Opportunities Investment Committees. Mr. Kaplan joined Ares Management in 2003 from Shelter Capital Partners, LLC, where he was a Senior Principal from June 2000 to April 2003. From 1991 through 2000, Mr. Kaplan was a Senior Partner of, Apollo Management, L.P. and its affiliates, during which time he completed multiple private equity investments from origination through exit. Prior to Apollo Management, L.P., Mr. Kaplan was a member of the Investment Banking Department at Donaldson, Lufkin & Jenrette Securities Corp. Mr. Kaplan currently serves as Chairman of the Supervisory Board of the parent entity of Mytheresa and as a member of the boards of directors of 99 Cents Only Stores LLC, the parent entities of Cooper’s Hawk Winery & Restaurants, and Guitar Center, Inc. Mr. Kaplan’s previous public company board of directors experience includes Maidenform Brands, Inc., where he served as the company’s Chairman, GNC Holdings, Inc., Dominick’s Supermarkets, Inc., Stream Global Services, Inc., Orchard Supply Hardware Stores Corporation, and Allied Waste Industries Inc. Mr. Kaplan also serves on the board of directors of Cedars-Sinai Medical Center and serves on the President’s Advisory Group of the University of Michigan. Mr. Kaplan graduated with High Distinction, Beta Gamma Sigma, from the University of Michigan, School of Business Administration with a B.B.A. concentrating in Finance. Mr. Kaplan’s over 25 years of experience managing investments in, and serving on the boards of directors of, companies operating in various industries led to the conclusion that he should serve as a member of our Board.
Peter M. Starrett, 73, has served as a member of our Board since November 2010. In 1998, Mr. Starrett founded Peter Starrett Associates, a retail advisory firm, and currently serves as its President. In connection with his activities at Peter Starrett Associates, Mr. Starrett also provides consulting services to certain Freeman Spogli affiliated entities. From 1990 to 1998, Mr. Starrett served as the President of Warner Bros. Studio Stores Worldwide, a specialty retailer. Previously, he was Chairman and Chief Executive Officer of The Children’s Place, a specialty retailer. Prior to that, Mr. Starrett held senior executive positions at both Federated Department Stores and May Department Stores, each a department store retailer. Mr. Starrett is Chairman of the board of directors of Boot Barn, Inc., a specialty apparel and footwear retailer. From May to November of 2012, Mr. Starrett served as Boot Barn, Inc.’s interim Chief Executive Officer. In addition, he is a member of the board of directors of several private companies. Previously, he was also the Chairman of the board of directors of Pacific Sunwear, Inc. and served on the board of directors of hhgregg, Inc., an electronics and appliances retailer. Mr. Starrett received a B.S.B.A. from the University of Denver and an M.B.A. from Harvard Business School. Mr. Starrett’s extensive experience as an officer and a director of both public and private companies in the retail industry led to the conclusion that he should serve as a member of our Board.
George Vincent West, 66, has served on our Board since he founded us in 2000. He served as our Chief Executive Officer from 2000 to 2002, as Co-Chief Executive Officer from 2008 to 2010 and as Chief Executive Officer from 2010 through 2012. Currently, Mr. West serves as the Vice Chairman of our Board, a position that he has held since December 2012. Mr. West began his business career starting a successful retail glassware business in Atlanta. He was eventually recruited to work for his family building materials business, West Building Materials, which operated in five southeastern states, and eventually became its President. Mr. West also developed and sold a multistate billboard company and has developed several real estate projects across the state of Georgia, the most recent being Utana Bluffs, a boutique mountain home community in the north Georgia Mountains. Mr. West graduated from the Terry College of Business at the University of Georgia in 1977. Mr. West’s experience and intimate knowledge of the Company led to the conclusion that he should serve as a member of our Board.
OTHER BOARD INFORMATION
Board Meetings in 2020
The Board held eight meetings during our fiscal year ended December 31, 2020 (“Fiscal 2020”).
Director Attendance
During Fiscal 2020, each of our directors attended at least 75% of the total number of meetings of the Board and committees on which he or she served that were held during the period he or she served as a director or committee member, as applicable.

We encourage, but do not require, our directors to attend our annual meetings of stockholders. All of our directors who served on the Board in Fiscal 2020 attended our 2020 annual meeting of stockholders.
Director Independence
Our Board has reviewed the independence of our directors and has considered whether any director has a material relationship with us that could compromise that director’s ability to exercise independent judgment in carrying out that director’s responsibilities. Our Board has affirmatively determined that each of Messrs. Axelrod, Kaplan, Marshall, Starrett, Sullivan and Young and Mses. Scarlett and Thornton qualifies as an “independent director,” as defined in the corporate governance rules of the New York Stock Exchange (the “NYSE”).
Our common stock has been listed for trading on the NYSE under the symbol “FND” since April 27, 2017.
Board Leadership Structure
Our Board has no policy with respect to the separation of the offices of Chief Executive Officer and Chairman of the Board. It is the Board’s view that the most effective leadership structure for the Company is for the Board, with the advice and assistance of the Nominating Committee, and upon consideration of all relevant factors and circumstances, to determine, as and when appropriate, whether the two offices should be separate, rather than having a rigid policy.
Currently, our leadership structure separates the offices of Chief Executive Officer and Chairman of the Board with Mr. Taylor serving as our Chief Executive Officer and Mr. Axelrod as Chairman of the Board. We believe this is appropriate as it provides Mr. Taylor with the ability to focus on our day-to-day operations while Mr. Axelrod focuses on oversight of our Board.
The procedures by which a particular director is selected to preside at each executive session meeting of the independent or non-management directors of our Board are disclosed in our Corporate Governance Guidelines, which are available on the Governance Documents page of the Investors section of our website located at www.FloorandDecor.com. Our website is not part of this proxy statement; references to our website address in this proxy statement are intended to be inactive textual references only.
Risk Oversight
Our Board plays an active role in overseeing management of our risks. Our Board regularly reviews information regarding our credit, compliance, liquidity and operations, as well as the risks associated with each. The compensation committee of our Board (the “Compensation Committee”) is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements and the audit committee of the Board (the “Audit Committee”) is responsible for overseeing the management of financial, legal and regulatory risks and our enterprise risk management process generally. The Nominating Committee is responsible for managing risks associated with the independence of the Board. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our full Board keeps itself regularly informed regarding such risks through committee reports and otherwise.
Board Committees
Our Board has the authority to appoint committees to perform certain management and administration functions. Our Board has the following standing committees: an Audit Committee, a Compensation Committee and a Nominating Committee. The composition and responsibilities of each standing committee are described below. Members serve on these committees until their resignation or until otherwise determined by the Board. The Board has adopted a written charter for each of our Audit Committee, Compensation Committee and Nominating Committee, which are available, along with the Code of Business Conduct and Ethics and Corporate Governance Guidelines, on the Governance Documents page of the Investors section of our website located at www.FloorandDecor.com. We intend to disclose any amendments to the above documents, or any waivers of their requirements, on our website to the extent required by applicable SEC rules or the rules of the NYSE.

Audit Committee
The Audit Committee held four meetings during Fiscal 2020. The Audit Committee is comprised of Messrs. Marshall and Sullivan and Ms. Thornton, who acts as its chair. Mr. Marshall joined the Audit Committee on January 1, 2021. Mr. Starrett served on the Audit Committee until January 1, 2021. Mr. Fung served as chairperson of the Audit Committee until his passing on February 10, 2021. Effective February 24, 2021 Ms. Thornton was appointed as chairperson of the Audit Committee. Our Board determined that each of Ms. Thornton and Messrs. Marshall and Sullivan qualifies as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K, has the attributes set forth in such section and is financially literate, as required by the rules of the NYSE. In addition, our Board has determined that each of Messrs. Marshall and Sullivan and Ms. Thornton is independent as independence is defined under the rules of the NYSE and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
The principal duties and responsibilities of our Audit Committee are as follows:
•
to monitor our financial reporting process and internal control system;

•
to appoint and replace our independent registered public accounting firm from time to time, determine their compensation and other terms of engagement and oversee their work;

•
to oversee the performance of our internal audit function; and

•
to oversee our compliance with legal, ethical and regulatory requirements.

The Audit Committee has the power to investigate any matter brought to its attention within the scope of its duties. It also has the authority to retain counsel and advisors to fulfill its responsibilities and duties.
Compensation Committee
The Compensation Committee held three meetings during Fiscal 2020. The Compensation Committee is comprised of Mr. Starrett, Ms. Scarlett and Mr. Axelrod, who acts as its chair. Mr. Starrett and Ms. Scarlett joined the Compensation Committee on January 1, 2021. Mr. Brutocao and Ms. Lee served on the Compensation Committee until January 1, 2021, the effective date of the resignation of each of Mr. Brutocao and Ms. Lee.
The principal duties and responsibilities of our Compensation Committee are as follows:
•
to provide oversight on the development and implementation of the compensation policies, strategies, plans and programs for our key employees and outside directors and disclosure relating to these matters;

•
to review and approve the compensation of our chief executive officer and the other executive officers of us and our subsidiaries; and

•
to provide oversight concerning the compensation of our chief executive officer, performance of the chief executive officer, to prepare a report on executive compensation for inclusion in this proxy statement and the Annual Report and related matters.

Role of Outside Advisors.   Pursuant to the charter of the Compensation Committee, the Compensation Committee has the authority to engage independent counsel, accountants, consultants and other advisers as it deems necessary or appropriate to carry out its duties and responsibilities. As discussed in these proxy materials under the heading “Compensation Discussion and Analysis,” in Fiscal 2020, our Compensation Committee engaged Korn Ferry to provide analysis related to the competitiveness of our executive and director compensation programs, periodic reviews of our compensation peer group, the presentation of compensation and governance trends to the Compensation Committee, and other mandates as directed by the Compensation Committee.
The Compensation Committee annually reviews the independence of Korn Ferry as its consultant under applicable SEC and NYSE rules on conflict of interest. Following this review, the Compensation Committee determined that Korn Ferry’s work for us does not raise any conflicts of interest. The Compensation Committee’s evaluation included consideration of all services provided to us, the amount of fees received as a percentage of Korn Ferry’s annual revenue, its policies and procedures designed to prevent conflicts of interest, any business or personal relationships between Korn Ferry and the members of our Compensation Committee or executive officers and any ownership of our stock by the advisors providing executive and director compensation services to us.
Compensation Risk Assessment.
In Fiscal 2020, Korn Ferry supported management and the Compensation Committee in conducting their risk assessment of our incentive compensation plans and practices. As a result of this analysis as well as their regular review of compensation policies and practices, management has concluded that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company. The Compensation Committee has reviewed and agrees with management’s conclusion.
Nominating Committee
The Nominating Committee held three meetings during Fiscal 2020. The Nominating Committee is comprised of Messrs. Young and Starrett and Ms. Thornton, who acts as its chair. Messrs. Starrett and Young joined the Nominating Committee on January 1, 2021. Mr. Roth and Ms. Lee served on the Nominating Committee until January 1, 2021, the effective date of their resignations.
The principal duties and responsibilities of the Nominating Committee are as follows:
•
to establish criteria for board and committee membership and recommend to our Board proposed nominees for election to the Board and for membership on committees of the Board;

•
oversee the evaluations of the Board, the committees of the Board and management;

•
advise and assist the Board with oversight of environmental, social and governance-related (“ESG”) matters; and

•
to make recommendations to our Board regarding board governance matters and practices.

Director Qualifications; Nominating Committee Process; Board Diversity.   The Nominating Committee’s policy is to identify potential nominees from any properly submitted nominations, including any properly submitted nominations from our stockholders, and subsequently evaluate each potential nominee. To properly submit a nomination, our stockholders must provide timely notice of such nomination in accordance with Section 1.10 of our Second Amended and Restated Bylaws (the “Bylaws”).
The Nominating Committee conducts the appropriate and necessary inquiries (as determined by the Nominating Committee) with respect to the backgrounds and qualifications of any potential nominees, without regard to whether a potential nominee has been recommended by our stockholders, and, upon consideration of all relevant factors and circumstances, recommends to the Board for its approval the slate of director nominees to be nominated for election at our annual meeting of stockholders. Given the complex nature of the Company’s business, the Board believes it is important to consider diversity of race, ethnicity, gender, age, education, cultural background, and professional experiences in evaluating candidates. Accordingly, when evaluating candidates for nomination as new directors, the Nominating Committee will consider (and will require any search firm that it engages to provide) a set of candidates that includes diverse candidates. We intend to succeed in accomplishing that goal through, among other things, soliciting suggestions from our Board and senior management, hiring third-party search firms as needed, and considering candidates proposed by shareholders in the same manner we evaluate candidates proposed by our Board or senior management.
We believe the enhanced quality that results from a diverse board is beyond any reasonable dispute. We will continue the progress made to date by continuing to implement our policy of recruiting diverse nominee candidates.
The Nominating Committee is committed to a policy of inclusiveness and seeks members with diverse backgrounds, an understanding of our business and a reputation for integrity. Our director refreshment over the last several years has resulted in a diverse group of independent directors with low average tenure, gender diversity and significant experience. Highlights of our recent progress in building a diverse Board include:

•
In 2020, three of the Board’s members were racially diverse, and two were female.

•
Of the three new directors recommended by the Nominating Committee in 2020 to replace departing directors, one is racially diverse, and one is female.

•
Director Felicia Thornton was recognized by the organization Latino Leaders in its Latinos on Boards 2020 edition, and our former Director Michael Fung was named to the 2020 National Association of Corporate Directors (NACD) Directorship 100™, which honors influential boardroom leaders each year.

Environmental, Social and Governance Matters
We believe that the Company is able to advance ESG-related considerations and that sound corporate citizenship includes responsiveness to ESG issues that materially impact our stakeholders and the communities in which we operate. We are committed to operating our business with integrity; focusing on material ESG issues; giving back to the communities we serve; being environmentally conscious; and operating a responsible supply chain that focuses on the quality of our products and improves the lives of workers involved in manufacturing our products. Our Board provides overall oversight of the Company’s ESG efforts, and the charter of the Nominating and Governance Committee specifically tasks that committee with development and review of our ESG efforts — making recommendations to the Board and/or management regarding the same. A copy of the charter of the Nominating and Governance Committee is available on our website at www.FloorandDecor.com under “Governance Documents.” Below are just a few examples demonstrating our commitment to ESG matters:
•
Since 2015, we have raised over $890,000 from our associates and directors for our associates in need through our employee assistance organization, the West Fund.

•
By investing in energy efficiency, over 75% of our stores have high-efficiency HVAC units, and over 85% of our stores and distribution centers have LED lighting. We have also phased out single-use plastic bags from our stores.

•
We have appointed a Vice President of Diversity, Equity & Inclusion (“DEI”) to lead our DEI efforts. These efforts are supported by cross-functional steering committee and working group.

•
We donated over 7,000 medical masks to support hospitals during the COVID-19 pandemic. In 2020, we also donated 310,000 square feet of merchandise to charitable organizations.

Employees
We believe that one of the biggest drivers in our growth and success is our employees and the culture that attracts them. We have built a strong team of employees to support our continued success. Each of our stores is led by a Chief Executive Merchant (“CEM”) and is supported by an operations manager, product category department managers, a design team, a Pro sales and support team, and a number of additional associates. Outside of our stores, we have employees dedicated to serving our stores in corporate, store support, infrastructure, e-commerce, and similar functions as well as support for our distribution centers and Asian sourcing office. We dedicate significant resources to training our employees and believe they are key to our success. As of December 31, 2020, we had 8,790 employees with 8,778 of these employees located in the United States and 12 located outside of the United States. This population consisted of our full-time, part-time, and temporary employees. None of our employees are represented by a labor organization or are a party to any collective bargaining arrangement.
We are mindful of diversity throughout the employment cycle and believe that diversity is key to our culture and long-term success. We strive to foster a supportive environment that cultivates professional growth and encourages employees to continuously develop their skills. We consider our relationship with employees to be vital, and are focused on effective recruiting, onboarding, and implementation of our values. We intend to make additional investments in diversity, equity and inclusion initiatives in the future. A summary of Fiscal 2020 year-end U.S. demographic data follows:

Total
< 1%
3%
25%
26%
< 1%
4%
41%
Non-Managers
< 1%
3%
27%
27%
< 1%
4%
38%
Manager and Senior
< 1%
2%
13%
20%
< 1%
3%
61%
American Indian or Alaska Native (Not Hispanic or Latino)
Asian (Not Hispanic or Latino)
Black or African American (Not Hispanic or Latino)
Hispanic or Latino
Native Hawaiian or Other Pacific Islander (Not Hispanic or Latino)
Two or More Races (Not Hispanic or Latino)
White (Not Hispanic or Latino)

Annual Board Self-Evaluation
In 2020, the Board and each of its committees undertook a self-evaluation process that included a series of interviews conducted by the Chair of the Nominating and Corporate Governance Committee with each of our directors to gather input on individual director’s contributions, the effectiveness of the Board and committee compositions and structure and the relationship between management and the Board. Feedback from the 2020 and prior Board self-evaluation processes has driven changes in the format of Board meetings, the format and content of the director onboarding process and individuals nominated to be members of the Board.
Code of Conduct and Ethics
The Board has adopted a Code of Business Conduct and Ethics that applies to all of our employees, including those officers responsible for financial reporting. The Code of Business Conduct and Ethics is available on our website at www.FloorandDecor.com. We intend to disclose any amendments to the code, or any waivers of its requirements, on our website to the extent required by applicable SEC rules or the rules of the NYSE. The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on or accessible through our website into this proxy statement.
Compensation Committee Interlocks and Insider Participation
None of the directors who served on the Compensation Committee in Fiscal 2020 has ever served as one of our officers or employees. In addition, none of the directors who served on the Compensation Committee had any relationship with us or any of our subsidiaries during Fiscal 2020 pursuant to which disclosure would be required under applicable rules and regulations of the SEC pertaining to the disclosure of transactions with related persons. During Fiscal 2020, (A) none of our executive officers served as a member of the compensation committee (or other committee performing similar functions or, in the absence of any such committee, the entire board of directors) of any other entity of which an executive officer of such other entity served on our Compensation Committee; (B) none of our executive officers served as a director of any other entity of which an executive officer of such other entity served on our Compensation Committee; and (C) none of our executive officers served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any other entity of which an executive officer of such other entity served on the Board.
Stockholder and Interested Party Communications
The Board welcomes communications from our stockholders and other interested parties. Stockholders and other interested parties may send communications to the Board, or to any particular director, to the following address: Floor & Decor Holdings, Inc., 2500 Windy Ridge Pkwy SE, Atlanta, GA 30339, Attention: Secretary. Stockholders or interested parties should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director(s).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Investor Rights Agreement
Until August 2020 when Ares Corporate Opportunities Fund III, L.P. (“Ares”), a fund affiliated with Ares Management and FS Equity Partners VI, L.P. and FS Affiliates VI, L.P., funds affiliated with Freeman Spogli Management Co., L.P. (collectively “Freeman Spogli”) ceased to hold beneficial ownership in the Company, we were party to an investor rights agreement among us, Ares and Freeman Spogli (the “Investor Rights Agreement”), which, among other things, (i) provided Ares and Freeman Spogli the right to nominate directors for election to our Board, subject to certain conditions as set forth in the Investor Rights Agreement and (ii) contained agreements between Ares and Freeman Spogli for voting for such nominees. The Investor Rights Agreement also provided that the size of our Board may not exceed 12 members unless otherwise agreed by Ares and Freeman Spogli. We were required to bear the expenses associated with any transactions contemplated under the Investor Rights Agreement.
Registration Rights Agreement
We are a party to a registration rights agreement with certain of our stockholders (the “Registration Rights Agreement”). Pursuant to the terms of the Registration Rights Agreement, the stockholders party thereto are entitled to various rights with respect to the registration of their shares under the Securities Act. Registration of any of these shares under the Securities Act would result in such shares becoming fully tradable without restriction under the Securities Act immediately upon the effectiveness of the registration, except for shares purchased by affiliates.
Registration Rights
If we propose to register any of our own securities under the Securities Act in a public offering, we will be required to provide notice to the holders of our common stock with registration rights under the Registration Rights Agreement and provide them with the right to include their shares in the registration statement, subject to certain conditions and exceptions contained in the Registration Rights Agreement. Until August 2020 when Ares and Freeman Spogli ceased to hold beneficial ownership in the Company, they were able to require us to use reasonable best efforts to register their common stock under the Securities Act, subject to certain conditions and restrictions contained in the Registration Rights Agreement.
Expenses
We will be required to bear the registration expenses, other than underwriting discounts and commissions and transfer taxes, associated with any registration of shares of our common stock held by the holders of our common stock with registration rights under the Registration Rights Agreement.
Indemnification of Officers and Directors
Our Charter and Bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted by Delaware law. In addition, we have entered into indemnification agreements with each of our directors and executive officers.
Ordinary Course Transactions with Related Persons
From time to time, our directors, officers, employees and affiliates may enter into commercial transactions with us in the ordinary course of business, primarily for the purchase of inventory at our stores.
Statement of Policy Regarding Transactions with Related Persons
Policies regarding transactions with related persons are included in the charter of our Audit Committee and in our Corporate Governance Guidelines, each of which require that any transaction with a “related person” (as defined in paragraph (a) of Item 404 Regulation S-K) that is brought to the Audit Committee’s attention be reviewed and approved by the Audit Committee.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS (PROPOSAL 2)
In accordance with the Audit Committee’s charter, the Audit Committee is responsible for the appointment and retention of our independent auditors. In our fiscal years ended December 26, 2019 (“Fiscal 2019”) and December 31, 2020 (“Fiscal 2020”), all audit and non-audit services were pre-approved by the Audit Committee.
The Audit Committee has appointed EY to serve as our independent auditors for our fiscal year ending December 30, 2021, subject to ratification by our stockholders. Representatives of EY will be present at the Annual Meeting to answer questions and will also have the opportunity to make a statement if they desire to do so. If the proposal to ratify EY’s appointment is not approved, other certified public accountants will be considered by the Audit Committee. Even if the proposal is approved, the Audit Committee, in its discretion, may direct the appointment of new independent auditors at any time during the year if it believes that such a change would be in the best interest of the Company and its stockholders.
Fees Paid to EY
The fees incurred by us for professional services rendered by Ernst & Young for Fiscal 2019 and Fiscal 2020 were as follows:
	Fiscal 2020	Fiscal 2019
Audit Fees	$1,907,928(1)	$2,423,577(1)
Audit-Related Fees	—	—
Tax Fees	448,687(2)	155,000(2)
All Other Fees	—	—
	$2,356,615	$2,578,577

(1)
Audit fees include fees and expenses for professional services rendered for the audit of the Company’s annual consolidated financial statements, reviews of quarterly financial statements, Information Technology General Controls (“ITGC”) material weakness remediation and related services. Audit fees also include fees and expenses associated with securities offerings and filing registration statements with the Securities and Exchange Commission for two secondary offerings in 2020 and one secondary offering in 2019. In 2019, the portion of audit fees incurred for audit services to remediate the ITGC material weakness, as further detailed in Item 9A in our 2018 Form 10-K, were $528,000.

(2)
Tax fees include fees for tax services, including tax compliance, tax advice and tax planning.

The Audit Committee has concluded that the provision of the foregoing services is compatible with maintaining EY’s independence.
Audit Committee Pre-Approval Policies and Procedures
The Audit Committee has adopted policies and procedures for the pre-approval of audit services and permitted non-audit and tax services rendered by our independent registered public accounting firm. Pre-approval may also be given as part of our Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, case-by-case basis before the independent auditor is engaged to provide each service. The chairperson of the Audit Committee has been delegated the authority to pre-approve any engagement for such audit services and permitted non-audit and tax services, provided that the chairperson of the Audit Committee must disclose all such pre-approved services to the full Audit Committee at the meeting of the Audit Committee immediately following any such pre-approval.
All of the services provided by EY described above were approved by our Audit Committee pursuant to our Audit Committee’s pre-approval policies.
THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF EY AS INDEPENDENT AUDITORS FOR OUR FISCAL YEAR ENDING DECEMBER 30, 2021.

AUDIT COMMITTEE REPORT
The Audit Committee is comprised of three independent directors and operates under a written charter adopted by the Board, a copy of which is available on the Corporate Governance page of the Investors section of our website located at www.FloorandDecor.com. The Board has determined that each of Messrs. Marshall and Sullivan and Ms. Thornton is independent as independence is defined under the applicable section of the NYSE rules, and that each of Messrs. Marshall and Sullivan and Ms. Thornton is independent as independence is defined under Rule 10A-3(b)(1) under the Exchange Act. The Board has also determined that each of Ms. Thornton and Messrs. Marshall and Sullivan qualifies as an “audit committee financial expert.”
The primary purposes of the Audit Committee are to: monitor our financial reporting process and internal control system; appoint our independent registered public accounting firm, determine its compensation and other terms of engagement and oversee its work; oversee the performance of our internal audit function; and oversee our compliance with legal, ethical and regulatory matters.
As noted above, the Audit Committee assists the Board in appointing our independent registered public accounting firm, EY, which includes, among other things, reviewing and evaluating the qualifications, performance and independence of the lead audit partner responsible for our audit, overseeing the required rotation of the lead audit partner and reviewing and considering the selection of the lead audit partner. In appointing EY and the lead audit partner, the Audit Committee considered, among other things, the quality and efficiency of the services provided, including the results of a global internal survey of EY’s performance, the technical capabilities of the engagement teams, external data concerning EY’s audit quality and performance obtained from reports of the Public Company Accounting Oversight Board (“PCAOB”), the engagement teams’ understanding of our company’s business as well as the potential impact of changing auditors. The Audit Committee and the Board believe that the continued retention of EY to serve as the Company’s independent auditor is in the best interests of the Company and its stockholders and have recommended that stockholders ratify the appointment of EY as the Company’s independent auditor for the fiscal year 2021.
The Audit Committee discussed the auditors’ review of our quarterly financial information with the auditors prior to the release of such information and the filing of our quarterly reports with the SEC. The Audit Committee also met and held discussions with management and EY with respect to our audited year-end financial statements.
Further, the Audit Committee discussed with EY the matters required to be discussed by Statement on Auditing Standards No. 1301, as amended (Communications With Audit Committees), received the written disclosures and the letter from EY required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, has discussed with the auditors the auditors’ independence and has considered, among other things, the audit and non-audit services performed by, and the amount of fees paid for such services to, the independent registered public accounting firm. In determining EY’s independence, the Audit Committee considered whether EY’s provision of non-audit services were compatible with the independence of the independent registered public accounting firm. The Audit Committee also discussed with the auditors and our financial management matters related to our internal control over financial reporting. Based on these discussions and the written disclosures received from EY, the Audit Committee recommended that the Board include the audited financial statements in the Annual Report for the fiscal year ended December 31, 2020, for filing with the SEC. The Board has approved this recommendation.
This audit committee report is not deemed filed under the Securities Act or the Exchange Act, and is not incorporated by reference into any filings that we may make with the SEC.
AUDIT COMMITTEE
Felicia Thornton (Chairperson)
Ryan Marshall
Richard L. Sullivan

EXECUTIVE OFFICERS
Name	Age	Position
Thomas V. Taylor	55	Chief Executive Officer and a Director
Trevor S. Lang	50	Executive Vice President and Chief Financial Officer
Lisa G. Laube	58	President
Brian K. Robbins	63	Executive Vice President, Business Development Strategy
David V. Christopherson	46	Executive Vice President, Secretary and General Counsel
Steven A. Denny	57	Executive Vice President, Store Operations
The biography for Mr. Taylor is set forth above under “Election of Four Class I Directors (Proposal 1) — The Nominees.”
Trevor S. Lang, 50, is our Executive Vice President and Chief Financial Officer. Mr. Lang joined the Company as Senior Vice President and Chief Financial Officer in 2011, and was promoted to Executive Vice President of Professional Services and Chief Financial Officer in October 2014 in connection with his assuming responsibility for leading our in-store Pro business. From 2007 to 2011, he served as the Chief Financial Officer of Zumiez Inc. and also served as its Chief Administrative Officer beginning in April 2010. Previously, he had served as Vice President of Finance for Carter’s, Inc. since 2003. At Carter’s, Mr. Lang was responsible for the management of the corporate accounting and finance functions. From 1999 until joining Carter’s in 2003, Mr. Lang served in a progressive series of Vice President roles in the finance area at Blockbuster Inc., culminating in his role as Vice President of Operations Finance where he was responsible for accounting and reporting for over 5,000 company-owned and franchised stores. From 1994 until 1999, Mr. Lang worked in the audit division of Arthur Andersen reaching the level of audit manager. Mr. Lang is a 1993 graduate of Texas A&M University with a B.B.A. in Accounting. He is also a Certified Public Accountant.
Lisa G. Laube, 58, is our President. Ms. Laube joined the Company as Executive Vice President and Chief Merchandising Officer in 2012 and was promoted to President in February 2020. She is responsible for Merchandising, Marketing, Training, E-Commerce and Store Operations. From 2005 to 2011, Ms. Laube was President of Party City where she was responsible for Merchandising, Marketing and E-Commerce and prior to that she was the company’s Chief Merchandising Officer. From 2002 to 2004, she was the Vice President of Merchandising for White Barn Candle Company, a division of Bath and Body Works. Prior to that, Ms. Laube worked from 1996 to 2002 at Linens ‘n Things beginning as a Buyer and progressing to General Merchandising Manager. From 1988 to 1996, she was a Buyer at Macy’s in the Textiles division. Ms. Laube began her career at Rich’s department store in the Executive Training Program. Ms. Laube also currently serves on the respective boards of directors of Boot Barn Holdings, Inc., a specialty footwear and apparel retailer, Action Ministries, an Atlanta based nonprofit organization, Zoo Atlanta, a zoological park in Atlanta and the Terry Dean’s Advisory Council for the Terry School of Business at the University of Georgia. She graduated from the Terry School of Business, University of Georgia in 1985 with a B.B.A. in Marketing.
Brian K. Robbins, 63, is our Executive Vice President, Business Development Strategy. He joined the Company as Senior Vice President — Supply Chain in 2013, was promoted to Executive Vice President in 2016 and assumed responsibility for our real estate function in 2017 and commercial business in 2018. In 2018, his title changed to reflect these additional responsibilities. Prior to joining us, Mr. Robbins was a senior supply chain or merchandising executive with three portfolio companies of Cerberus Capital Management since 2009. He had also held senior supply chain roles with GE and DuPont, and was a Merchandise Vice President with Home Depot. Early in his career, Mr. Robbins received his CPA certificate and held various accounting positions with Grant Thornton, Scripps Howard and PricewaterhouseCoopers. Mr. Robbins is a graduate of Miami University with a B.S. degree in Education, majoring in Industrial Management.
David V. Christopherson, 46, is our Executive Vice President, General Counsel and Secretary. He joined the Company as General Counsel and Secretary in 2013 and was promoted to Senior Vice President in 2015 and Executive Vice President in 2018. Mr. Christopherson was the Vice President, General Counsel and Secretary of Teavana Holdings, Inc. from 2011 to 2013 and the Deputy General Counsel of Swett & Crawford

from 2007 to 2011. He was previously an attorney with the law firms King & Spalding and Sullivan & Cromwell. Mr. Christopherson received an A.B. in Political Science from Davidson College and a J.D. from Harvard Law School.
Steven A. Denny, 57, is our Executive Vice President, Store Operations and is responsible for all store regions, design services, regional merchandising and safety and asset protection. He joined the Company as a Chief Executive Merchant in 2013 and was promoted to Senior Vice President, Stores in 2017 and Executive Vice President, Stores in 2020. From 2000 to 2013, Mr. Denny held a variety of roles at Home Depot, including serving as the Western Division Field Merchandise Manager. Mr. Denny brings over 35 years of retail and commercial experience in store operations and merchandising with Builders Square, BMC West, Ernst Home & Nursery and Home Depot.

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
Introduction
In this Compensation Discussion and Analysis, we address our philosophy, programs and processes related to the compensation paid or awarded for Fiscal 2020 to our NEOs listed in the Summary Compensation Table for Fiscal 2020 that follows this discussion.
Our NEOs for Fiscal 2020, which consist of our principal executive officer, our principal financial officer and our three other most highly compensated executive officers for Fiscal 2020, are:
•
Thomas V. Taylor, who serves as Chief Executive Officer and a member of our Board and is our principal executive officer;

•
Trevor S. Lang, who serves as Executive Vice President and Chief Financial Officer and is our principal financial officer;

•
Lisa G. Laube, who served as Executive Vice President and Chief Merchandising Officer until February 2020, and who now serves as President;

•
Brian K. Robbins, who serves as Executive Vice President, Business Development Strategy; and

•
David V. Christopherson, who serves as Executive Vice President, Secretary and General Counsel.

Highlights of 2020 Business Performance
We believe that our NEOs were instrumental in helping us drive positive results for our stockholders in Fiscal 2020, particularly in light of the challenging circumstances posed by the COVID-19 pandemic (which had a negative impact on our operations and financial results for the first and second quarters of Fiscal 2020). Our positive results are evidenced by the following:
•
the Company opened 13 new warehouse-format stores and one small-format design studio;

•
net sales increased 18.6% to $2,425.8 million in Fiscal 2020, compared to $2,045.5 million in Fiscal 2019; relatedly, comparable store sales increased 5.5% in Fiscal 2020;

•
operating income increased 34.8% to $214.6 million in Fiscal 2020, compared to $159.2 million in Fiscal 2019; relatedly, operating margin increased 100 basis points to 8.8% in Fiscal 2020; and

•
net income increased 29.4% to $195.0 million in Fiscal 2020, compared to $150.6 million in Fiscal 2019; relatedly, net income per diluted share was $1.84 in Fiscal 2020 compared to $1.44 in Fiscal 2019.

Despite the material negative impact of the COVID-19 pandemic on our operations and financial results for the first two quarters of Fiscal 2020, the overall growth in operating and net income and in net sales for Fiscal 2020 resulted in us exceeding our 2020 Bonus Program target goals, leading to a 131.6% annual cash bonus payout for our executive officers as more fully described below.
For more information on our financial results for Fiscal 2020, see our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on February 25, 2021.
Fiscal 2020 Compensation
Compensation Philosophy and Objectives
The primary objectives of our executive pay program are to:
•
attract and retain an exceptional executive team needed to outperform our peers and execute our strategy;

•
drive our short- and long-term growth objectives;

•
align the interests of our executive team with that of our shareholders; and

•
promote a performance-orientation within the organization.

To achieve that, our compensation program relies on the following core principles:
Core Principles
Simplicity and Transparency	Base salary, incentive compensation and equity awards should be easy for executives and for our shareholders to understand.
Linked to our Strategy	Our pay design should create a direct bridge to our strategy, and clearly reflect our key short- and long-term business objectives.
Attractive Compensation for Top Talent	Pay quantums and design should be compelling enough to attract the best talent we can to support the successful execution of our strategies.
Pay for Performance	Compensation should be paid only when financial performance levels are achieved that align with the strategic and financial priorities set by the Board.
Appropriate Risk Orientation	The more senior a role, the more the total mix of that role’s compensation should be “at risk.” However, our compensation programs should be designed to not encourage excessive or unnecessary risk-taking.
While the Compensation Committee considers competitive compensation data to generally inform decisions relating to NEO compensation, it does not seek to benchmark NEO compensation to any particular level in the market.
The material components of our executive compensation program and their purposes and key characteristics are summarized in the following chart:
What We Do	What We Don’t Do
✓ Pay-for-Performance: Majority of fiscal year pay is performance-based and not guaranteed	X No Excise Tax Gross-ups: The Company does not provide any excise tax gross-up payments in connection with a change in control
✓ Annual Compensation Risk Review: Annually assess risk in compensation programs	X No Tax Gross-ups for Perquisites: The Company does not provide tax gross-ups to NEOs for the limited perquisites we provide
✓ Share Ownership Guidelines: NEOs must comply with share ownership requirements	X No Hedging or Pledging: NEOs are prohibited from engaging in hedging transactions, pledging Company stock as collateral and similar arrangements with respect to the Company’s securities

Elements of Our Executive Compensation Program
For Fiscal 2020, our executive compensation program consisted of the following elements:
We do not have formal policies relating to the allocation of total compensation among the various elements of our compensation program. We generally allocate compensation between short-term and long-term components and between cash and equity in a manner that we believe will maximize executive performance and retention. The variable pay elements (annual cash incentive and long-term incentive equity awards) comprise an increasingly larger proportion of total compensation of our senior executives as position level increases. This is consistent with our belief that these at-risk elements of compensation more closely align management’s interests with our financial performance and with our employees’ interests.
Base Salary.   Base salary is a visible and stable foundation of our compensation program. The base salaries of our NEOs are intended to reflect the position, duties and responsibilities of each executive and the market for base salaries of similarly situated executives at other companies of similar size and in similar industries. On a prospective basis, we will continue to evaluate the mix of base salary, short-term incentive compensation and long-term incentive compensation to appropriately align the interests of our NEOs with those of our stockholders. When reviewing each executive’s base salary, the Compensation Committee considers the level of responsibility and complexity of the executive’s role, individual performance in the prior year, and the salaries paid for the same or similar positions in the competitive market. In February 2020, the Compensation Committee and the Board, as applicable, approved salary increases for the NEOs, effective March 6, 2020, as set forth in the table that follows. The Compensation Committee and the Board, as applicable, determined to increase base salaries of the NEOs other than Ms. Laube by approximately 5% to 9% after considering the factors listed above and, determined to increase Ms. Laube’s base salary by approximately 10% after considering the factors listed above and, in connection with her promotion to President in February 2020.
Base salaries for our NEOs as of the end of Fiscal 2019 and for Fiscal 2020 are listed below.
Name	Fiscal 2019 Base Salary	Fiscal 2020 Base Salary
Thomas V. Taylor	$950,000	$1,000,000
Trevor S. Lang	$435,000	$460,000
Lisa G. Laube	$505,000	$555,000
Brian K. Robbins	$400,000	$420,000
David V. Christopherson	$345,000	$375,000
Base Salary — Impact of COVID-19.   On March 26, 2020, in light of the COVID-19 pandemic and its impact on the business and operations of the Company, our NEOs agreed to temporarily waive payment of a percentage of their base salaries (other than, with respect to Mr. Taylor, the amount required to pay healthcare premiums) for up to a 90-day period beginning on March 27, 2020 as follows:

Name	Percentage of Base Salary Waived	Amount of Fiscal 2020 Base Salary Waived
Thomas V. Taylor	100%	$277,459
Trevor S. Lang	50%	$53,077
Lisa G. Laube	50%	$64,038
Brian K. Robbins	30%	$19,385
David V. Christopherson	30%	$17,308
Base salaries were restored to their pre-reduction levels by June of Fiscal 2020, but our executive officers were not entitled to any make-whole payments with respect to such base salary reductions.
Annual Cash Incentive Bonuses.   Our NEOs are eligible to receive annual cash incentives. We consider annual cash incentive bonuses to be “at-risk” compensation. As “at-risk” compensation, we increase the size of the target incentive, as a percentage of base compensation, proportionate to each NEO’s position and responsibilities. The annual incentives are intended to reward our NEOs for achieving target operating income and sales objective established by the Compensation Committee at the beginning of the year.
For Fiscal 2020, under the 2020 Annual Performance Bonus Program (the “2020 Bonus Program”), (i) Mr. Taylor was eligible to receive an annual incentive with a target amount equal to 100% of his full annual base salary, (ii) Ms. Laube was eligible to receive an annual incentive with a target amount equal to 70% of her full annual base salary, (iii) Mr. Lang was eligible to receive an annual incentive with a target amount equal to 65% of his full annual base salary, and (iv) Messrs. Robbins and Christopherson were eligible to receive an annual incentive with a target amount equal to 60% of their respective full annual base salaries.
Under the 2020 Bonus Program, annual incentives for our NEOs were calculated based on achievement of Fiscal 2020 targeted net sales, 20% weighting, and operating income, 80% weighting, as determined by the Compensation Committee, calculated as follows. Based on our achievement of 96.5% of our net sales target and 110.7% of our operating income target, after the adjustments noted below, the NEOs weighted average calculated payout percentage under the 2020 Bonus Program is approximately 131.6%.
Performance Metric	Target ($s in millions)	Actual ($s in millions)	Percentage of Target (%)	Weighting (%)	Payout (%)
Net Sales	$2,512.7	$2,425.8	96.5%	20%	40.3%
Operating Income*	$197.1	$218.2	110.7%	80%	154.4%

*
Operating income was adjusted to reflect the impacts for costs related to secondary offerings of our common stock by certain selling stockholders, costs related to the modification of the Company’s debt, costs related to employee taxes for the exercise of stock options, costs related to relocating a distribution center, and certain tariff refunds received. Operating income was also adjusted for extraordinary and non-recurring costs related to the COVID-19 pandemic that our Compensation Committee deemed were not indicative of core operating performance, including the purchase of personal protective equipment for out store employees and payment of wages to furloughed employees.

The following table shows each of our NEOs’ target annual incentive bonuses as a percentage of each NEO’s full annual base salary, and the actual incentive payout for each of our NEOs for Fiscal 2020:
Name	Target Annual Incentive	Target Annual Incentive %	Annual Incentive Payout	Actual Payout Percentage
Thomas V. Taylor	$990,385	100%	$1,303,143	131.6%
Trevor S. Lang	$295,875	65%	$389,311	131.6%
Lisa G. Laube	$381,769	70%	$502,330	131.6%
Brian K. Robbins	$249,692	60%	$328,544	131.6%
David V. Christopherson	$221,539	60%	$291,499	131.6%

Discretionary Cash Bonuses in Respect of Fiscal 2020.   The annual cash incentive bonus program is the primary short-term cash incentive compensation element of our executive compensation program, and we do not regularly grant bonuses based on subjective performance assessments. However, in certain circumstances, the Compensation Committee may approve discretionary bonuses to recognize extraordinary efforts and successes of employees whose contributions to the Company’s results may not otherwise be recognized. In February 2021, the Compensation Committee approved discretionary cash bonuses for Brian Robbins and David Christopherson in the amount of $40,000 each, in consideration of their respective extraordinary contributions and exceptional service provided to the Company in the Supply Chain and Legal functions in connection with the Company’s response to the COVID-19 pandemic during Fiscal 2020.
Equity Incentive Awards
2017 Stock Incentive Plan
In connection with our 2017 initial public offering (“IPO”), our Board adopted and our stockholders approved the Floor & Decor Holdings, Inc. 2017 Stock Incentive Plan (the “2017 Plan”), pursuant to which we may grant incentive stock options, non-qualified stock options, restricted stock, other stock-based awards and performance-based cash awards to our employees, including the NEOs, which awards are intended to drive and reward performance over an extended period of time to promote creation of long-term value for our stockholders, create strong alignment with the long-term interests of our stockholders, assist in retaining highly qualified executives, and contribute to competitive total rewards.
Fiscal 2020 Equity Awards
We generally grant equity incentive awards to our NEOs every 12 to 18 months, with interim grants for new hires and promotions after the regular grant date. We believe that regular equity-based long-term incentive awards align the interests of our NEOs with our stockholders and focus our NEOs on our long-term growth. In Fiscal 2020, we granted a mix of stock options, service-based vesting restricted share awards, and a special one-time performance- and service-based vesting restricted share awards (the “PRSs”). The Compensation Committee believes that awarding a mix of stock options and restricted share awards achieves a balance in linking NEO long-term compensation to Company performance. Options do not provide any value unless our stock price appreciates and focus and reward our NEOs for increasing our stock price. The value of restricted shares increases or decreases in the same way stockholders’ stock value increases or decreases and restricted shares are generally less dilutive to our stockholders than options. The PRSs focus NEOs on the attainment of specific long-term Company performance objectives.
In Fiscal 2020, in connection with our regular cycle of granting equity incentive awards, we granted stock options and service-based vesting restricted share awards to our NEOs under the 2017 Plan. Options and service-based restricted shares vest in four ratable annual installments on each of the first four anniversaries of the grant date, generally subject to the grantee’s continued employment as of each applicable vesting date. The NEOs have all the rights of stockholders with respect to the restricted stock (including the right to receive dividends on the restricted stock and to vote the shares of restricted stock).
Name	Stock Options Granted (#)	Restricted Shares Granted (#)
Thomas V. Taylor	56,500	7,150
Trevor S. Lang	16,265	2,059
Lisa G. Laube	17,978	2,275
Brian K. Robbins	10,342	1,309
David V. Christopherson	10,342	1,309
Also, in Fiscal 2020, in connection with our NEOs entering into amended and restated employment agreements (as discussed below under the heading “Employment Agreements”), we granted the PRSs to our NEOs under the 2017 Plan. The PRSs were designed to, in part, incentivize the NEOs to double Adjusted EBIT over a three-year performance period beginning on December 27, 2019 and ending December 29, 2022 (the “Performance Period”), while maintaining at least a 15% return on invested capital (“ROIC”). In addition, the PRSs were designed such that the Company’s total shareholder return would outperform a peer group as further defined below. The NEOs have all the rights of stockholders with respect to the PRSs (including the right to receive dividends on the restricted stock and to vote the PRSs).
PRSs vest based on continued employment and, in part, based on achievement of specified performance goals over a designated performance period as follows:
✓
A portion of the PRSs vest based on achievement of Adjusted EBIT and Average Adjusted EBIT ROIC (each as defined below) performance goals over the Performance Period (the “Adjusted EBIT/Average Adjusted EBIT ROIC PRSs”)

✓
A portion of the PRSs vest based on achievement of relative total shareholder return (“TSR”) against a specified peer group as of the end of the Performance Period (the “rTSR PRSs”)

✓
A portion of the PRSs vest based on continued employment (the “Service PRSs”), in each case, subject to the NEO’s continued employment through the applicable vesting date

Adjusted EBIT/Average Adjusted EBIT ROIC PRSs vest based on achieving both a targeted level of Adjusted EBIT as of the end of the Performance Period and a targeted level of Average Adjusted EBIT ROIC for the Performance Period. If one of the goals is not satisfied, then Adjusted EBIT/Average Adjusted EBIT ROIC PRSs will be forfeited. Executives may not earn more than the targeted number of Adjusted EBIT/Average Adjusted EBIT ROIC PRSs for overachievement. The applicable goals are as follows:
Adjusted EBIT	Equal to or greater than $328,800,000*
Average Adjusted EBIT ROIC	Equal to or greater than 15%

*
Represents a compound annual growth rate (CAGR) of 25.8%, or approximately two times the Company’s Adjusted EBIT for Fiscal 2019. For Fiscal 2020, EBIT was adjusted to reflect the impacts for costs related to secondary offerings of our common stock by certain selling stockholders, costs related to the modification of the Company’s debt, costs related to employee taxes for the exercise of stock options, cost related to relocating a distribution center, and certain tariff refunds received. Fiscal 2020 EBIT was also adjusted for extraordinary and non-recurring costs related to the COVID-19 pandemic that our Compensation Committee deemed were not indicative of core operating performance, including the purchase of personal protective equipment for out store employees and payment of wages to furloughed employees.

“Adjusted EBIT” is a non-GAAP financial measure, and is generally defined as earnings before interest and taxes, adjusted for certain special, unusual or non-recurring items affecting the Company or its financial statements, items related to the disposal of business or discontinued operations, certain items related to acquisitions and the impact of acquisitions, employer taxes tied to stock-based compensation, a portion of the stock-based compensation expense of the PRSs, one-time personnel-related expenses, material litigation charges or gains, goodwill impairment charges, items related to equity and/or debt related transactions, items related to changes in accounting principles or applicable law or regulations, certain other adjustments as determined to be appropriate by the Compensation Committee (which may include adjustments taken into account in calculating Adjusted EBIT as reported by the Company in its earnings releases for the performance period). For “Average Adjusted EBIT ROIC” is generally defined as the three-year average of the Company’s return on invested capital for the Performance Period (calculated as Adjusted EBIT divided by the five-quarter average net working capital and net fixed assets).
The rTSR PRSs vest based on the Company’s TSR as of the end of the Performance Period exceeding the 50th percentile of the rTSR Peer Group, determined without regard to the Company. If the Company’s TSR does not exceed the median TSR of the rTSR Peer Group, then the TSRs will not vest. Executives may not earn above-target payouts in the event of negative absolute TSR. The “rTSR Peer Group” is comprised of the following companies in the specialty retail and household durables industries, with exposure to homebuilding and/or home improvement markets. The Compensation Committee believes that the companies that make up the rTSR Peer Group share investment characteristics that are similar to ours and are subject to similar external market forces and dynamics.

Aaron’s, Inc.
Ethan Allen Interiors Inc.
KB Home
Leggett & Platt, Incorporated
Lumber Liquidators Holdings, Inc.
Meritage Homes Corporation
RH
The Home Depot, Inc.
TopBuild Corp.
TRI Pointe Group, Inc.
Williams-Sonoma, Inc.

At Home Group Inc.
Haverty Furniture Companies, Inc.
La-Z-Boy Incorporated
Lowe’s Companies, Inc.
M.D.C. Holdings, Inc.
Mohawk Industries, Inc.
Tempur Sealy International, Inc.
Toll Brothers, Inc.
Tractor Supply Company
Sleep Number Corporation

In general, the number of PRSs granted to our NEOs in Fiscal 2020 was determined based on the respective NEO’s job responsibilities and expected future contribution to our long-term performance and value creation, and competitive market data. The number of PRSs granted to our NEOs in Fiscal 2020 is shown below.
		Vesting Criteria Applicable to PRSs
Name	PRSs Granted (#)	Adjusted EBIT / Average Adjusted EBIT ROIC PRSs (#)(1)	rTSR PRSs (#)(2)	Service PRSs (#)(3)
Thomas V. Taylor	186,445	86,656	56,461	43,328
Trevor S. Lang	55,935	25,997	16,939	12,999
Lisa G. Laube	55,935	25,997	16,939	12,999
Brian K. Robbins	27,969	12,999	8,470	6,500
David V. Christopherson	18,646	8,666	5,647	4,333

(1)
The restrictions with respect to the restricted stock lapse subject to (i) achievement of specified earnings and return-related targets as of the last day of the Performance Period, and (ii) for all NEOs other than Mr. Taylor, continued employment through the fourth anniversary of the grant date, or, for Mr. Taylor, continued employment through the date that the performance targets are measured.

(2)
The restrictions with respect to the restricted stock lapse subject to (i) achievement of specified peer group performance targets as of the end of the Performance Period, and (ii) for all NEOs other than Mr. Taylor, continued employment through the fourth anniversary of the grant date, or, for Mr. Taylor, continued employment through the date that the performance targets are measured.

(3)
The restrictions with respect to the restricted stock lapse subject to continued employment through the date that the performance targets applicable to the performance-based PRSs are measured (Mr. Taylor PRSs) or fourth anniversary of the grant date (all other NEO PRSs).

401(k) Plan and other Benefits.   All full-time employees are eligible to participate in our 401(k) plan after six months of service and are eligible to receive matching contributions from us after six months of service. We match employee contributions in cash at a rate of 40% of the first 5% of base compensation that an employee contributes, with graded vesting over a six-year period. In fiscal 2020, the Company also contributed an additional 5% match based on the strength of the Company’s operating results and management of the COVID-19 pandemic. Our NEOs are also eligible for our matches, subject to regulatory limits on contributions to 401(k) plans. Messrs. Lang, Robbins and Christopherson and Ms. Laube each participate in the 401(k) plan. In addition to participation in our 401(k) plan, we provide our NEOs with employer paid group term life insurance. In order to maximize productivity and ensure that Mr. Taylor can be immediately available to respond to business priorities, we pay for, or reimburse costs of, certain air travel arising in connection with Mr. Taylor’s regular business-related commuting to our corporate office. These amounts create taxable income to Mr. Taylor, and we do not gross-up or in any way compensate Mr. Taylor for income tax owed in respect of such amounts.

Employment Agreements
We are party to employment agreements with Messrs. Taylor, Lang, Robbins and Christopherson and Ms. Laube. In February 2020, concurrently with the promotion of Ms. Laube to President, we entered into amended and restated employment agreements with each of Mr. Taylor, Ms. Laube, and Messrs. Lang, Robbins and Christopherson (the “A&R Agreements”). The A&R Agreements extend the term of each NEO’s existing employment agreement by three years (Mr. Taylor) or four years (Ms. Laube and Messrs. Lang, Robbins and Christopherson), with automatic one-year extensions (unless either party gives prior written notice of non-renewal). Each A&R Agreement provides for the payment of base salary and certain other benefits. Each of the NEOs is also eligible to earn an annual bonus equal to a percentage of base salary, based on the achievement of performance criteria.
On March 26, 2020, in light of the COVID-19 pandemic and its impact on the business and operations of the Company, each of the NEOs entered into an amendment to their respective A&R Agreements pursuant to which they agreed to temporarily waive payment of a percentage of their base salaries (other than, with respect to Mr. Taylor, the amount required to pay healthcare premiums) for up to a 90-day period beginning on March 27, 2020. Base salaries were restored to their pre-reduction levels by June of Fiscal 2020. For a more detailed description of such salary waivers, see “Base Salary — Impact of COVID-19”.
The NEOs are also eligible to receive severance benefits in the event of certain terminations of employment. For a more detailed description of such benefits, see “Potential Payments upon Termination or Change in Control.” The other material terms and conditions of the NEOs’ employment agreements generally remain unchanged.
Restrictive Covenants
Each of the NEOs is subject to certain non-compete and non-solicitation restrictions while employed and for one year after termination of employment (or, in the case of Mr. Taylor, for two years after termination of employment). In addition, each NEO is subject to confidentiality and non-disparagement restrictions.
Determination of Compensation
Role of the Compensation Committee in Executive Compensation
During Fiscal 2020, the Compensation Committee and the Board made all decisions regarding the compensation levels of our executive officers.
It is the Compensation Committee’s responsibility to:
•
oversee the design of our executive compensation programs, policies and practices;

•
determine the types and amounts of most compensation for executive officers; and

•
review and approve the adoption, termination and amendment of, and to administer and, as appropriate, make recommendations to the Board regarding, our cash incentive compensation and equity incentive compensation plans.

In addition, as described in these proxy materials, the Compensation Committee has directly engaged Korn Ferry to assist in its review of compensation for our executive officers.
Starting with Fiscal 2020 the Compensation Committee made recommendations to the Board regarding, and the Board approved, the individual compensation of Mr. Taylor, Mr. Lang, and Ms. Laube.
Role of Executive Officers in Determining Executive Compensation
As described above, during Fiscal 2020, the Compensation Committee and the Board made all decisions regarding the compensation of our executive officers, after considering recommendations by Mr. Taylor (other than with respect to his own compensation).

Our human resources department supported the Compensation Committee’s work, and in some cases acted under delegated authority to administer compensation programs.
Role of the Compensation Consultant
The Compensation Committee has retained Korn Ferry as its consultant to provide advice on executive and director compensation practices. Korn Ferry’s support generally includes analysis related to the competitiveness of our executive and director compensation programs, periodic reviews of our compensation peer group, the presentation of compensation and governance trends to the Compensation Committee, and other mandates as directed by the Compensation Committee.
In Fiscal 2020, we paid Korn Ferry approximately $140,661, which consisted of approximately $120,225 for services related to executive and director compensation and approximately $20,436 for services related to store employee compensation.
The Compensation Committee annually reviews the independence of Korn Ferry as its consultant under applicable SEC and NYSE rules on conflict of interest. Following this review, the Compensation Committee determined that Korn Ferry’s work for us does not raise any conflicts of interest. The Compensation Committee’s evaluation included consideration of all services provided to us, the amount of fees received as a percentage of Korn Ferry’s annual revenue, its policies and procedures designed to prevent conflicts of interest, any business or personal relationships between Korn Ferry and the members of the Compensation Committee or executive officers and any ownership of our stock by the advisors providing executive and director compensation services to us.
Peer Group Construction
In making executive compensation determinations for Fiscal 2020, we relied on the significant experience of our directors in establishing compensation across many companies, as well as the input of our Chief Executive Officer (other than with respect to his own compensation), who has many years of experience in our industry. Our Compensation Committee analyzed market data for executive compensation focusing on retail companies with $1.1 billion to $3.9 billion in annual revenue. For Fiscal 2020, the Compensation Committee also reviewed compensation data from the public filings for the following companies, which our Compensation Committee identified as our peer group for Fiscal 2020. The following group of companies reflect certain changes from the group reviewed in the prior fiscal year to reflect revenue size, growth rates and other characteristics that the Compensation Committee believes provide a more appropriate comparison.
Conn’s, Inc. Party City Holdco Inc. La-Z-Boy Incorporated Lumber Liquidators Holdings, Inc. Sleep Number Corporation RH Carter’s, Inc. Grocery Outlet Holding Corp.
Lululemon Athletica Inc.
Tempur Sealy International, Inc.
Five Below, Inc.
Ollie’s Bargain Outlet Holdings, Inc.
At Home Group Inc.
Deckers Outdoor Corporation
Steven Madden, Ltd.
Aaron’s, Inc.
Columbia Sportswear Company

While the Compensation Committee considered this data from time to time to generally inform decisions relating to NEO compensation, it did not seek to benchmark our NEO compensation to any particular level. The Compensation Committee expects to periodically evaluate competitive market data to include the most suitable peer group as well as other market data deemed relevant. The Compensation Committee will review our NEO compensation against an appropriate peer group on a more formal basis and will also consider other relevant market data to ensure that our NEO compensation is competitive and sufficient to recruit and retain our NEOs.
The Compensation Committee expects to periodically review and update this peer group and to utilize Korn Ferry for peer group analysis in determining and developing compensation packages for our NEOs.

Say-on-Pay Consideration
At our 2020 annual meeting of stockholders, we held a stockholder advisory vote on the compensation of our NEOs in Fiscal 2019 (“2020 say-on-pay”). Our stockholders overwhelmingly approved the compensation of our NEOs, with approximately 99.3% of the votes cast in favor of our 2020 say-on-pay resolution. We believe that the outcome of our 2020 say-on-pay vote signals our stockholders’ support of our compensation programs and philosophy, specifically our efforts to retain and motivate our NEOs and to align pay with performance and the long-term interests of our stockholders.
The Compensation Committee reviewed and considered these voting results, among other factors described in this Compensation Discussion and Analysis, in evaluating our executive compensation programs and philosophy.
Tax and Accounting Considerations
As a general matter, our Board and the Compensation Committee review and consider the various tax and accounting implications of our existing and proposed compensation programs.
Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 requires us to recognize an expense for the fair value of share-based compensation awards. Grants of equity incentive awards under the 2017 Plan are accounted for under FASB ASC Topic 718. The Board and the Compensation Committee consider the accounting implications of significant compensation decisions, especially in connection with decisions that relate to our long-term incentive program. As accounting standards change, we may revise certain programs to appropriately align accounting expenses of our share-based compensation awards with our overall executive compensation philosophy and objectives.
Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) generally disallows publicly-listed companies a tax deduction for compensation in excess of $1,000,000 paid to certain current and former executive officers (the “covered employees”). Generally, compensation in excess of $1,000,000 paid to each of the covered current and former executive officers will not be deductible by us. However, the regulations promulgated under Section 162(m) of the Code include certain transition rules and grandfathering rules for certain compensation that is not counted toward the deduction limitations of Section 162(m) of the Code. While certain compensation paid or payable to the Company’s covered employees may be eligible to be excluded from the deductibility limitation of Section 162(m) of the Code pursuant to applicable transition and/or grandfathering rules, and while the Compensation Committee considers the impact of Section 162(m) of the Code when designing and implementing our compensation programs, the Compensation Committee will continue to develop compensation programs that use a full range of criteria important to our success, recognizing that compensation paid under such programs may not be deductible under Section 162(m) of the Code. In the exercise of our business judgment, we continue to have the flexibility to award compensation that may not be tax-deductible if we determine that is appropriate.
Hedging and Pledging Policy
We have an insider trading policy, which, among other items, expressly prohibits Covered Persons (defined as our and our subsidiaries’ officers, directors and employees) as well as their immediate families and members of their households, from engaging in transactions of a speculative nature involving our common stock, including, but not limited to, buying or selling puts or calls or other derivative securities based on our common stock. In addition, such persons are prohibited from engaging in short sales of our common stock or entering into hedging or monetization transactions or similar arrangements with respect to our common stock (other than with respect to common stock granted under our employee stock purchase plan).
Stock Ownership Guidelines
To further align the long-term interests of our executives and our stockholders, in connection with our IPO, we adopted stock ownership guidelines applicable to our Chief Executive Officer, other executive officers and non-employee directors. The guidelines require our executives and non-executive directors to maintain the following beneficial ownership of shares of our common stock (measured in market value):

Group	Required ownership
Chief Executive Officer	5 times annual base salary
Executive Vice Presidents / President	3 times annual base salary
Senior Vice Presidents	2 times annual base salary
Non-employee directors	5 times annual cash retainer
Our executives and non-employee directors have until May 2022 or, if later, five years from the effective date of their respective election, appointment or promotion, as the case may be, to satisfy these stock ownership guidelines. For the purposes of these stock ownership guidelines, the annual consulting fee received by Mr. West under his consulting agreement with us will be deemed to be his annual cash retainer. For purposes of determining ownership levels, shares of common stock owned outright, unvested shares of restricted stock and shares underlying vested and certain unvested, in-the-money options to purchase common stock are included. Shares of common stock underlying an award subject to performance-vesting for which the performance criteria have not been satisfied are not included. As of the end of Fiscal 2020, all of our executive officers were in compliance with these guidelines.
Clawback Policy
In order to encourage sound financial reporting and enhance individual accountability, we maintain a clawback policy for our executive officers providing that if our financial statements are restated, we may seek to recover or cancel any cash-based incentive or performance-based equity compensation paid or payable that was awarded as a result of achieving financial performance goals that are not met under the restated financial results.

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed with management the above Compensation Discussion and Analysis. Based on our review and discussions with management, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Report.
COMPENSATION COMMITTEE
Norman H. Axelrod (Chairperson)
Kamy Scarlett
Peter Starrett

COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
The following table contains information about the compensation paid to or earned by each of our NEOs during Fiscal 2018, Fiscal 2019 and Fiscal 2020.
Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option awards ($)(3)	Non-equity incentive plan compensation ($)	All other compensation ($)(4)	Total($)
Thomas V. Taylor – Chief Executive Officer	2020	762,925	—	10,412,500	1,237,500	1,303,143	213,447	13,929,515
	2019	950,000	—	—	—	1,164,274	308,569	2,422,843
	2018	927,885	—	—	1,980,000	716,485	98,938	3,723,308
Trevor S. Lang – Executive Vice President and Chief Financial Officer	2020	402,115	—	3,118,750	356,250	389,311	6,763	4,273,189
	2019	435,000	—	—	—	346,525	6,293	787,818
	2018	432,558	—	—	570,000	217,105	6,187	1,225,850
Lisa G. Laube – President(3)(5)	2020	481,346	—	3,131,250	393,750	502,330	8,022	4,516,698
	2019	505,000	—	—	—	402,287	7,922	915,209
	2018	502,116	—	—	630,000	252,017	7,808	1,391,941
Brian K. Robbins – Executive Vice President, Business Development Strategy	2020	396,769	40,000	1,575,500	226,500	328,544	8,472	2,575,785
	2019	400,000	—	—	—	294,132	8,372	702,504
	2018	392,368	—	—	362,400	181,785	8,187	944,740
David V. Christopherson – Executive Vice President, Secretary and General Counsel	2020	351,923	40,000	1,075,500	226,500	291,499	6,231	1,991,653
	2019	345,000	100,000	1,000,000	—	232,548	6,131	1,683,679
	2018	340,454	—	—	692,600	142,203	5,846	1,181,103

(1)
Amounts set forth in the Salary column represent the salary earned in Fiscal 2020, reflecting the reductions to each respective NEO’s base salary for Fiscal 2020 in light of the COVID-19 pandemic, as described under “Base Salary — Impact of COVID 19” in the Compensation Discussion and Analysis.

(2)
Amounts set forth in the Bonus Column represent discretionary bonuses for Brian Robbins and David Christopherson granted in consideration of their respective extraordinary contributions and exceptional service provided to the Company in the Supply Chain and Legal functions in connection with the Company’s response to the COVID-19 pandemic during Fiscal 2020.

(3)
Amounts set forth in the Stock Awards and Option Awards columns represent the aggregate grant date fair value of awards granted in Fiscal 2020 computed in accordance with the FASB Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). All assumptions made in the valuations are contained and described in footnote 11 to the Company’s financial statements for Fiscal 2020 contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on February 25, 2021. The amounts shown in the table reflect the total fair value on the date of grant and do not necessarily reflect the actual value, if any, that may be realized by the NEOs.

(4)
Amounts in this column also include (i) 401(k) employer matching contributions of $5,700 for each of Ms. Laube and Messrs. Lang, Robbins and Christopherson; (ii) employer-paid group term life insurance premiums of $1,242, $1,063, $2,772, $531 and $2,322 for Messrs. Taylor, Lang, Robbins and Christopherson and Ms. Laube, respectively; and (iii) employer-incurred costs for Mr. Taylor’s commuting trips in the amount of $212,205.

(5)
Ms. Laube was promoted to President effective February 28, 2020.

Grants of Plan-Based Awards Table for Fiscal 2020
The following table contains information about each grant of an award made to our NEOs under any incentive plan in Fiscal 2020:
Name	Type of Award	Grant Date or Performance Period	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Restricted Stock Awards and Option Awards ($)(5)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Thomas V. Taylor	Annual Cash Incentive Bonus	2/24/2020	—	990,385	1,980,769	—	—	—	—	—	—	—
	PRS	2/24/2020	—	—	—	—	143,117	143,117	43,328(3)	—	—	10,000,000
	Restricted Stock	2/24/2020	—	—	—	—	—	—	7,150(4)	—	—	412,500
	Stock Options	2/24/2020	—	—	—	—	—	—	—	56,500	57.70	1,237,500
Trevor S. Lang	Annual Cash Incentive Bonus	2/24/2020	—	295,875	591,750	—	—	—	—	—	—	—
	PRS	2/24/2020	—	—	—	—	42,936	42,936	12,999(3)	—	—	3,000,000
	Restricted Stock	2/24/2020	—	—	—	—	—	—	2,059(4)	—	—	118,750
	Stock Options	2/24/2020	—	—	—	—	—	—	—	16,265	57.70	356,250
Lisa G. Laube	Annual Cash Incentive Bonus	2/24/2020	—	381,769	763,539	—	—	—	—	—	—	—
	PRS	2/24/2020	—	—	—	—	42,936	42,936	12,999(3)	—	—	3,000,000
	Restricted Stock	2/24/2020	—	—	—	—	—		2,275(4)	—	—	131,250
	Stock Options	2/24/2020	—	—	—	—	—	—	—	17,978	57.70	393,750
Brian K. Robbins	Annual Cash Incentive Bonus	2/24/2020	—	249,692	499,385	—	—	—	—	—	—	—
	PRS	2/24/2020	—	—	—	—	21,469	21,469	6,500(3)	—	—	1,500,000
	Restricted Stock	2/24/2020	—	—	—	—	—	—	1,309(4)	—	—	75,500
	Stock Options	2/24/2020	—	—	—	—	—	—	—	10,342	57.70	226,500
David V. Christopherson	Annual Cash Incentive Bonus	2/24/2020	—	221,539	443,077	—	—	—	—	—	—	—
	PRS	2/24/2020	—	—	—	—	14,313	14,313	4,333(3)	—	—	1,000,000
	Restricted Stock	2/24/2020	—	—	—	—	—	—	1,309(4)	—	—	75,500
	Stock Options	2/24/2020	—	—	—	—	—	—	—	10,342	57.70	226,500

(1)
Constitutes threshold, target and maximum award opportunities for our NEOs under the 2020 Bonus Program. See “— Fiscal 2020 Compensation — Elements of Our Executive Compensation Program — Annual Cash Incentive Bonuses” for information regarding the criteria applied in determining amounts payable under the awards. The actual amounts paid with respect to these awards are included in the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table for Fiscal 2020.

(2)
Constitutes threshold, target and maximum award opportunities for our NEOs under the performance-based vesting of PRSs. The restrictions with respect to the performance-based vesting PRSs lapse subject to (a) with respect to a portion of the PRSs achievement of specified earnings and return related targets as well as peer-group performance targets, in each case, as of the last day of a three-year performance period, and (b) with respect to a portion of the performance-based vesting PRSs, continued employment through the date the performance targets are measured (Mr. Taylor) or through the fourth anniversary of the grant date (other NEOs). See “— Fiscal 2020 Compensation — Elements of Our Executive Compensation Program — Fiscal 2020 Equity Awards”
(3)
Constitutes the time-based vesting portion of the PRSs granted to our NEOs. The restrictions with respect to the time-based vesting portion of the PRSs lapse subject to continued employment through the date the performance targets are measured (Mr. Taylor) or through the fourth anniversary of the grant date (other NEOs).

(4)
Constitutes time-vested restricted stock awards granted to our NEOs. See “— Fiscal 2020 Compensation — Elements of Our Executive Compensation Program — Fiscal 2020 Equity Awards”.

(5)
Pursuant to the SEC rules, stock options and restricted stock awards are valued in accordance with FASB ASC Topic 718. All assumptions made in the valuations are contained and described in footnote 11 to the Company’s financial statements for the year ended December 31, 2020. The amounts shown in the table reflect the total fair value on the date of grant and do not necessarily reflect the actual value, if any, that may be realized by the NEOs.

Outstanding Equity Awards at Fiscal Year-End 2020
The following table contains information about outstanding equity awards as of the last day of Fiscal 2020 for each of our NEOs:
	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/Sh)	Option Expiration Date	Number of shares or units of stock that have not yet vested (#)	Market value of shares or units of stock that have not yet vested ($)	Equity Incentive Plan Awards: Number Of Unearned Shares, Units Or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market Or Payout Value Of Unearned Shares, Units Or Other Rights That Have Not Vested ($)
Thomas V. Taylor (1)	12/13/2012	300,000	—	4.85	12/13/2022	—	—	—	—
	9/30/2016	214,717	53,680	9.99	9/30/2026	—	—	—	—
	4/26/2017	44,923	179,695	21.00	4/26/2027	—	—	—	—
	11/2/2018	67,650	67,651	31.98	11/2/2028	—	—	—	—
	2/24/2020	—	56,500	57.70	2/24/2030	—	—	—	—
	2/24/2020	—	—	—	—	7,150	663,878	—	—
	2/24/2020	—	—	—	—	43,328	4,023,005	143,117	13,288,413
Trevor S. Lang(2)	9/30/2016	17,968	16,992	9.99	9/30/2026	—	—	—	—
	4/26/2017	12,804	44,812	21.00	4/26/2027	—	—	—	—
	11/2/2018	19,475	19,476	31.98	11/2/2028	—	—	—	—
	2/24/2020	—	16,265	57.70	2/24/2030	—	—	—	—
	2/24/2020	—	—	—	—	2,059	191,178	—	—
	2/24/2020	—	—	—	—	12,999	1,206,957	42,936	3,986,608
Lisa G. Laube(3)	2/23/2012	62,033	—	2.85	2/23/2022	—	—	—	—
	2/23/2012	13,093	—	4.33	2/23/2022	—	—	—	—
	9/30/2016	57,176	18,795	9.99	9/30/2026	—	—	—	—
	4/26/2017	21,225	49,529	21.00	4/26/2027	—	—	—	—
	11/2/2018	21,525	21,526	31.98	11/2/2028	—	—	—	—
	2/24/2020	—	17,978	57.70	2/24/2030	—	—	—	—
	2/24/2020	—	—	—	—	2,275	211,234	—	—
	2/24/2020	—	—	—	—	12,999	1,206,957	42,936	3,986,608
Brian K. Robbins(4)	9/30/2016	—	10,813	9.99	9/30/2026	—	—	—	—
	4/26/2017	—	16,281	21.00	4/26/2027	—	—	—	—
	11/2/2018	—	12,383	31.98	11/2/2028	—	—	—	—
	2/24/2020	—	10,342	57.70	2/24/2030	—	—	—	—
	2/24/2020	—	—	—	—	1,309	121,541	—	—
	2/24/2020	—	—	—	—	6,500	603,525	21,469	1,993,397
David V. Christopherson(5)	9/30/2016	—	7,853	9.99	9/30/2026	—	—	—	—
	4/26/2017	—	11,860	21.00	4/26/2027	—	—	—	—
	3/2/2018	—	9,693	44.21	3/2/2028	—	—	—	—
	11/2/2018	—	12,383	31.98	11/2/2028	—	—	—	—
	5/16/2019	—	—	—	—	24,207	2,247,620	—	—
	2/24/2020	—	10,342	57.70	2/24/2030	—	—	—	—
	2/24/2020	—	—	—	—	1,309	121,541	—	—
	2/24/2020	—	—	—	—	4,333	402,319	14,313	1,328,962

(1)
Stock options granted to Mr. Taylor on December 13, 2012 vested in equal annual installments of approximately 402,516 on each of December 3, 2013, 2014, 2015 and 2016, stock options granted on September 30, 2016 vested or vest in equal annual installments of approximately 53,679 on each of September 30, 2017, 2018, 2019, 2020, and 2021, stock options granted on April 26, 2017 vest over a

5-year period at a rate of 0%/0%/20%/40%/40% on April 26, 2018, 2019, 2020, 2021, and 2022, stock options granted on November 2, 2018 vest over a 4-year period at a rate of 25% on each of November 2, 2019, 2020, 2021, and 2022, and stock options granted on February 24, 2020 vest in equal annual installments of approximately 14,125 on each of February 24, 2021, 2022, 2023, and 2024, in each case subject to his continued employment with us. The restrictions on the time-vested restricted stock granted to Mr. Taylor on February 24, 2020 vest in equal annual installments of approximately 1,787 on each of February 24, 2021, 2022, 2023, and 2024, in each case subject to his continued employment with us. The restrictions on the PRSs granted to Mr. Taylor on February 24, 2020 lapse based on (i) with respect to 86,656 shares subject to the PRSs, achievement of EBIT-based specified earnings and EBIT-based return-related targets as of the last day of the performance period ending on February 24, 2023 and continued employment with us through the date that the performance targets are measured; (ii) with respect to 56,461 shares subject to the PRSs, achievement of specified relative total shareholder return against a specified peer group as of the last day of the performance period ending on February 24, 2023 and continued employment with us through the date that the performance targets are measured; and (iii) with respect to 43,328 shares subject to the PRSs, continued service through the last day of the performance period.
(2)
Stock options granted to Mr. Lang on September 30, 2016 vested or vest in equal annual installments of approximately 16,992 on each of September 30, 2017, 2018, 2019, 2020, and 2021, stock options granted on April 26, 2017 vest over a 5-year period at a rate of 0%/10%/20%/30%/40% on April 26, 2018, 2019, 2020, 2021, and 2022, stock options granted on November 2, 2018 vest over a 4-year period at a rate of 25% on each of November 2, 2019, 2020, 2021, and 2022, and stock options granted on February 24, 2020 vest in equal annual installments of approximately 4,066 on each of February 24, 2021, 2022, 2023, and 2024, in each case subject to his continued employment with us. The restrictions on the time-vested restricted stock granted to Mr. Lang on February 24, 2020 vest in equal annual installments of approximately 514 on each of February 24, 2021, 2022, 2023, and 2024, in each case subject to his continued employment with us. The restrictions on the PRSs granted to Mr. Lang on February 24, 2020 lapse based on (i) with respect to 25,997 shares subject to the PRSs, achievement of EBIT-based specified earnings and EBIT-based return-related targets as of the last day of the performance period ending on February 24, 2023 and continued employment with us through February 24, 2024; (ii) with respect to 16,939 shares subject to the PRSs, achievement of specified relative total shareholder return against a specified peer group as of the last day of the performance period ending on February 24, 2023 and continued employment with us through February 24, 2024; and (iii) with respect to 12,999 shares subject to the PRSs, continued service through February 24, 2024.

(3)
Stock options granted to Ms. Laube on February 23, 2012 vested or vest in equal annual installments of approximately 148,037 on each of February 3, 2013, 2014, 2015, 2016 and 2017, stock options granted on September 30, 2016 vested or vest in equal annual installments of approximately 18,794 on each of September 30, 2017, 2018, 2019, 2020, and 2021, stock options granted on April 26, 2017 vest over a 5-year period at a rate of 0%/10%/20%/30%/40% on April 26, 2018, 2019, 2020, 2021, and 2022, stock options granted on November 2, 2018 vest over a 4-year period at a rate of 25% on each of November 2, 2019, 2020, 2021, and 2022, and stock options granted on February 24, 2020 vest in equal annual installments of approximately 4,495 on each of February 24, 2021, 2022, 2023, and 2024, in each case subject to her continued employment with us. The restrictions on the time-vested restricted stock granted to Ms. Laube on February 24, 2020 vest in equal annual installments of approximately 568 on each of February 24, 2021, 2022, 2023, and 2024, in each case subject to her continued employment with us. The restrictions on the PRSs granted to Ms. Laube on February 24, 2020 lapse based on (i) with respect to 25,997 shares subject to the PRSs, achievement of EBIT-based specified earnings and EBIT-based return-related targets as of the last day of the performance period ending on February 24, 2023 and continued employment with us through February 24, 2024; (ii) with respect to 16,939 shares subject to the PRSs, achievement of specified relative total shareholder return against a specified peer group as of the last day of the performance period ending on February 24, 2023 and continued employment with us through February 24, 2024; and (iii) with respect to 12,999 shares subject to the PRSs, continued service through February 24, 2024.

(4)
Stock options granted to Mr. Robbins on September 30, 2016 vested or vest in equal annual installments of approximately 10,813 on each of September 30, 2017, 2018, 2019, 2020, and 2021, stock options granted on April 26, 2017 vested or vest in equal annual installments of approximately 8,140 on each of

April 26, 2018, 2019, 2020, 2021, and 2022, stock options granted on November 2, 2018 vested or vest over a 4-year period at a rate of 25% on each of November 2, 2019, 2020, 2021, and 2022, and stock options granted on February 24, 2020 vested or vest in equal annual installments of approximately 2,586 on each of February 24, 2021, 2022, 2023, and 2024, in each case subject to his continued employment with us. The restrictions on the time-vested restricted stock granted to Mr. Robbins on February 24, 2020 vested or vest in equal annual installments of approximately 327 on each of February 24, 2021, 2022, 2023, and 2024, in each case subject to his continued employment with us. The restrictions on the PRSs granted to Mr. Robbins on February 24, 2020 lapse based on (i) with respect to 12,999 shares subject to the PRSs, achievement of EBIT-based specified earnings and EBIT-based return-related targets as of the last day of the performance period ending on February 24, 2023 and continued employment with us through February 24, 2024; (ii) with respect to 8,470 shares subject to the PRSs, achievement of specified relative total shareholder return against a specified peer group as of the last day of the performance period ending on February 24, 2023 and continued employment with us through February 24, 2024; and (iii) with respect to 6,500 shares subject to the PRSs, continued service through February 24, 2024.
(5)
Stock options granted to Mr. Christopherson on September 30, 2016 vested or vest in equal annual installments of approximately 7,852 on each of September 30, 2017, 2018, 2019, 2020, and 2021, stock options granted on April 26, 2017 vested or vest in equal annual installments of approximately 5,930 on each of April 26, 2018, 2019, 2020, 2021, and 2022, stock options granted on March 2, 2018 vested or vest over a 5-year period at a rate of 20% on each of March 2, 2019, 2020, 2021, 2022, and 2023, stock options granted on November 2, 2018 vested or vest over a 4-year period at a rate of 25% on each of November 2, 2019, 2020, 2021, and 2022, and stock options granted on February 24, 2020 vested or vest in equal annual installments of approximately 2,586 on each of February 24, 2021, 2022, and 2023, and 2024, in each case subject to his continued employment with us. Restricted stock granted to Mr. Christopherson on May 16, 2019 vests in two installments — 25% on the third anniversary of the grant date and 75% on the fourth anniversary of the grant date, in each instance generally subject to Mr. Christopherson’s continued employment as of the applicable vesting date. The restrictions on the time-vested restricted stock granted to Mr. Christopherson on February 24, 2020 vested or vest in equal annual installments of approximately 327 on each of February 24, 2021, 2022, 2023, and 2024, in each case subject to his continued employment with us. The restrictions on the PRSs granted to Mr. Christopherson on February 24, 2020 lapse based on (i) with respect to 8,666 shares subject to the PRSs, achievement of EBIT-based specified earnings and EBIT-based return-related targets as of the last day of the performance period ending on February 24, 2023 and continued employment with us through February 24, 2024; (ii) with respect to 5,647 shares subject to the PRSs, achievement of specified relative total shareholder return against a specified peer group as of the last day of the performance period ending on February 24, 2023 and continued employment with us through February 24, 2024; and (iii) with respect to 4,333 shares subject to the PRSs, continued service through February 24, 2024.

Option Exercises During Fiscal 2020
The following table provides information regarding option exercises by the NEOs during Fiscal 2020:
	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)
Thomas V. Taylor	504,871	30,573,544
Trevor S. Lang	401,391	20,114,539
Lisa G. Laube	221,000	12,141,050
Brian K. Robbins	42,148	2,185,992
David V. Christopherson	54,310	2,610,063

(1)
The value realized is computed as the difference between the fair market value of the underlying shares on the date of exercise and the exercise price times the number of options exercised.

Potential Payments upon Termination or Change in Control
In this section, we describe payments that may be made to our NEOs upon several events of termination, assuming the termination event occurred on the last day of Fiscal 2020 (except as otherwise noted).
Thomas V. Taylor
Under Mr. Taylor’s A&R Agreement, if we terminate Mr. Taylor’s employment without Cause or do not renew it or if Mr. Taylor resigns for Good Reason, he is entitled to receive (i) any accrued and unpaid base salary and benefits and payments pursuant to the terms of any benefit plan (collectively, the “Accrued Benefits”), and (ii) subject to Mr. Taylor executing a valid release of claims, severance pay equal to (w) two times Mr. Taylor’s annual base salary, payable over 24 months; (x) any unpaid annual incentive bonus with respect to the most recently completed fiscal year if the bonus is unpaid on the date of termination; (y) a pro-rated portion of the average annual incentive bonus that Mr. Taylor earned over the two completed fiscal years prior to his date of termination; and (z) an amount equal to our portion of Mr. Taylor’s health care premiums for 24 months following his date of termination. In addition, with respect to the options granted to Mr. Taylor on April 26, 2017 in connection with our IPO (the “IPO Options”), upon a termination by the Company without Cause, in determining which options are vested on the date of termination, the IPO Options will be treated as vesting at a rate of 20% on each anniversary of the grant date, and with respect to any vested stock options held by Mr. Taylor at the time of his termination of employment without Cause or for Good Reason, such stock options will remain exercisable for a period of 90 days following the date of such termination.
We generally may terminate Mr. Taylor’s employment for “Cause” immediately upon written notice of any of the following reasons: (i) his commission of, or being indicted for a felony, or his commission of a misdemeanor where imprisonment may be imposed (other than a traffic-related offense); (ii) any act of material misconduct or gross negligence in the performance of his duties or any act of moral turpitude; (iii) any act of theft, fraud or material dishonesty; (iv) his willful failure to perform any reasonable duties assigned by the Board, or his refusal to follow the directives of the Board that is not cured within 30 days; (v) any material breach of an agreement with us that is not cured within ten days; or (vi) his unlawful appropriation of a material corporate opportunity.
Mr. Taylor generally may terminate his employment for “Good Reason” in connection with any of the following without his consent: (i) a material diminution of his authority, duties or responsibilities; (ii) a material diminution of his base salary; (iii) a relocation of his office to a location that is more than 50 miles from the Atlanta, Georgia metropolitan area; or (iv) any material breach of Mr. Taylor’s A&R Agreement by us that is not cured within 60 days.
In the event of Mr. Taylor’s death or disability, Mr. Taylor or his personal representatives or heirs will receive (i) his Accrued Benefits, (ii) his base salary for 12 months, (iii) any unpaid annual incentive bonus with respect to the most recently completed fiscal year if the bonus is unpaid on the date of termination, and (iv) a pro-rated portion of the annual incentive bonus that Mr. Taylor would have earned if he had remained employed, payable at the time bonuses are paid to employees generally. Additionally, Mr. Taylor’s vested options will be exercisable for 12 months after his termination due to death or disability.
In the event that Mr. Taylor’s employment is terminated by us without Cause or by Mr. Taylor for Good Reason within one year following a Change in Control (as defined in his A&R Agreement), Mr. Taylor will be entitled to receive (i) the Accrued Benefits, and (ii) subject to Mr. Taylor executing a valid release of claims, severance pay equal to (v) two times Mr. Taylor’s annual base salary; (w) any unpaid annual incentive bonus with respect to the most recently completed fiscal year if the bonus is unpaid on the date of termination; (x) a pro-rated portion of the average annual incentive bonus that Mr. Taylor earned over the two completed fiscal years prior to his date of termination; (y) an amount equal to our portion of Mr. Taylor’s health care premiums for 24 months following his date of termination and (z) an amount equal to two times Mr. Taylor’s target annual incentive bonus. In addition, with respect to the IPO Options, (a) upon a Change in Control (as defined in the 2017 Plan), or in the event that Mr. Taylor's employment is terminated by us without Cause prior to a Change in Control, in determining which options are vested on the date of the Change in Control or termination (as applicable), the IPO Options will be treated as vesting at a rate of

20% on each anniversary of the grant date and (b) in the event that Mr. Taylor’s employment is terminated by us without Cause within one year following a Change in Control, the then-unvested IPO Options will vest in full.
Trevor S. Lang
Under Mr. Lang’s A&R Agreement, if we terminate Mr. Lang’s employment without Cause or do not renew it or if Mr. Lang resigns for Good Reason, he is entitled to receive (i) any Accrued Benefits, and (ii) subject to Mr. Lang executing a valid release of claims, severance pay equal to Mr. Lang’s annual base salary, payable over 12 months. In addition, any vested stock options held by Mr. Lang at the time of his termination of employment without Cause or for Good Reason will remain exercisable for a period of 90 days following the date of such termination.
We may terminate Mr. Lang’s employment for “Cause” immediately upon written notice of any of the following reasons: (i) his (x) commission of, or being indicted for, a felony, or (y) commission of a misdemeanor where imprisonment may be imposed (other than a traffic-related offense); (ii) any act of material misconduct or gross negligence in the performance of his duties or any act of moral turpitude; (iii) any act of theft, fraud or material dishonesty; (iv) his willful failure to perform any reasonable duties assigned by the Chief Executive Officer, or his refusal to follow the directives of the Chief Executive Officer that is not cured within 30 days; (v) any material breach of an agreement with us that is not cured within ten days; or (vi) his unlawful appropriation of a material corporate opportunity.
Mr. Lang generally may terminate his employment for “Good Reason” in connection with any of the following without his consent: (i) a material diminution of his authority, duties or responsibilities; (ii) a material diminution of his base salary; (iii) a relocation of his office to a location that is more than 50 miles from the Atlanta, Georgia metropolitan area; or (iv) any material breach of Mr. Lang’s A&R Agreement by us, in each case that is not cured within 60 days.
With respect to Mr. Lang’s IPO Options, upon a Change in Control (as defined in the 2017 Plan), or in the event that Mr. Lang's employment is terminated by us without Cause at any time, in determining which options are vested on the date of termination, the IPO Options will be treated as vesting at a rate of 20% on each anniversary of the grant date.
Lisa G. Laube
Under Ms. Laube’s A&R Agreement, if we terminate Ms. Laube’s employment without Cause or do not renew it or if Ms. Laube resigns for Good Reason, she is entitled to receive (i) any Accrued Benefits, and (ii) subject to Ms. Laube executing a valid release of claims, severance pay equal to Ms. Laube’s annual base salary, payable over 12 months. In addition, any vested stock options held by Ms. Laube at the time of her termination of employment without Cause or for Good Reason will remain exercisable for a period of 90 days following the date of such termination.
We generally may terminate Ms. Laube’s employment for “Cause” immediately upon written notice of any of the following reasons: (i) her (x) commission of, or being indicted for a felony, or (y) commission of a misdemeanor where imprisonment may be imposed (other than a traffic-related offense); (ii) any act of material misconduct or gross negligence in the performance of her duties or any act of moral turpitude; (iii) any act of theft, fraud or material dishonesty; (iv) her willful failure to perform any reasonable duties assigned by the Chief Executive Officer, or her refusal to follow the directives of the Chief Executive Officer that is not cured within 30 days; (v) any material breach of an agreement with us that is not cured within ten days; or (vi) her unlawful appropriation of a material corporate opportunity.
Ms. Laube generally may terminate her employment for “Good Reason” in connection with any of the following without her consent: (i) a material diminution of her authority, duties or responsibilities; (ii) a material diminution of her base salary; (iii) a relocation of her office to a location that is more than 50 miles from the Atlanta, Georgia metropolitan area; or (iv) any material breach of Ms. Laube’s A&R Agreement by us, in each case that is not cured within 60 days.
With respect to Ms. Laube’s IPO Options, upon a Change in Control (as defined in the 2017 Plan), or in the event that Ms. Laube's employment is terminated by us without Cause at any time, the IPO Options will be treated as vesting at a rate of 20% on each anniversary of the grant date.

Brian K. Robbins
Under Mr. Robbins’ A&R Agreement, if we terminate Mr. Robbins’s employment without Cause or do not renew it or if Mr. Robbins resigns for Good Reason, he is entitled to receive (i) any Accrued Benefits, and (ii) subject to Mr. Robbins executing a valid release of claims, severance pay equal to Mr. Robbins’s annual base salary, payable over 12 months. In addition, any vested stock options held by Mr. Robbins at the time of his termination of employment without Cause or for Good Reason remain exercisable for a period of 90 days following the date of such termination.
We may terminate Mr. Robbins’s employment for “Cause” immediately upon written notice of any of the following reasons: (i) his (x) commission of, or being indicted for a felony, or (y) commission of a misdemeanor where imprisonment may be imposed (other than a traffic-related offense); (ii) any act of material misconduct or gross negligence in the performance of his duties or any act of moral turpitude; (iii) any act of theft, fraud or material dishonesty; (iv) his willful failure to perform any reasonable duties assigned by the Chief Executive Officer, or his refusal to follow the directives of the Chief Executive Officer that is not cured within 30 days; (v) any material breach of an agreement with us that is not cured within ten days; or (vi) his unlawful appropriation of a material corporate opportunity.
Mr. Robbins generally may terminate his employment for “Good Reason” in connection with any of the following without his consent: (i) a material diminution of his authority, duties or responsibilities; (ii) a material diminution of her base salary; (iii) a relocation of his office to a location that is more than 50 miles from the Atlanta, Georgia metropolitan area; or (iv) any material breach of Mr. Robbins’s A&R Agreement by us, in each case that is not cured within 60 days.
David V. Christopherson
Under Mr. Christopherson’s A&R Agreement, if we terminate Mr. Christopherson’s employment without Cause or do not renew it or if Mr. Christopherson resigns for Good Reason, he is entitled to receive (i) any Accrued Benefits, and (ii) subject to Mr. Christopherson executing a valid release of claims, severance pay equal to Mr. Christopherson’s annual base salary, payable over 12 months. In addition, any vested stock options held by Mr. Christopherson at the time of his termination of employment without Cause or for Good Reason remain exercisable for a period of 90 days following the date of such termination.
We may terminate Mr. Christopherson’s employment for “Cause” immediately upon written notice of any of the following reasons: (i) his (x) commission of, or being indicted for a felony, or (y) commission of a misdemeanor where imprisonment may be imposed (other than a traffic-related offense); (ii) any act of material misconduct or gross negligence in the performance of his duties or any act of moral turpitude; (iii) any act of theft, fraud or material dishonesty; (iv) his willful failure to perform any reasonable duties assigned by the Chief Financial Officer or Chief Executive Officer, or his refusal to follow the directives of the Chief Executive Officer that is not cured within 30 days; (v) any material breach of an agreement with us that is not cured within ten days; or (vi) his unlawful appropriation of a material corporate opportunity.
Mr. Christopherson generally may terminate his employment for “Good Reason” in connection with any of the following without his consent: (i) a material diminution of his authority, duties or responsibilities; (ii) a material diminution of his base salary; (iii) a relocation of his office to a location that is more than 50 miles from the Atlanta, Georgia metropolitan area; or (iv) any material breach of Mr. Christopherson’s A&R Agreement by us, in each case that is not cured within 60 days.

The following table sets forth information on the potential payments to our NEOs upon certain termination or upon a change in control assuming such termination or change in control occurred on December 31, 2020.
Name	Cash Payments ($)	Continuation of Welfare Plans ($)	Equity Vesting ($)(6)
Thomas V. Taylor
Termination Without Cause	2,940,380(1)	17,156(2)	6,455,522
Company Non-Renewal/Resignation for Good Reason	2,940,380(1)	17,156(2)
Death/Disability	2,000,000(3)
Termination Without Cause Within One Year Following a Change in Control	4,940,380(4)	17,156(2)	12,911,043
Resignation for Good Reason Within One Year Following a Change in Control	4,940,380(4)	17,156(2)
Change in Control			6,455,522
Trevor S. Lang
Termination Without Cause	460,000(5)		1,379,865
Company Non-Renewal/Resignation for Good Reason	460,000(5)
Change in Control			1,379,865
Lisa G. Laube
Termination Without Cause	555,000(5)		1,525,103
Company Non-Renewal/Resignation for Good Reason	555,000(5)
Change in Control			1,525,103
Brian K. Robbins
Termination Without Cause/Company Non-Renewal/Resignation for Good Reason	420,000(5)
David V. Christopherson
Termination Without Cause/Company Non-Renewal/Resignation for Good Reason	375,000(5)

(1)
Represents an amount equal to (i) two times his base salary in effect at the end of Fiscal 2020, plus (ii) the average annual incentive bonus earned over the two completed fiscal years prior to the date of his termination.

(2)
Represents our payment for the employer portion of the cost of continuation health coverage for his family for 24 months following his termination.

(3)
Represents an amount equal to (i) his base salary in effect at the end of Fiscal 2020, plus (ii) the annual incentive bonus earned with respect to the year of his termination.

(4)
Represents an amount equal to (i) two times his base salary in effect at the end of Fiscal 2020, (ii) the average annual incentive bonus earned over the two completed fiscal years prior to the date of his termination, plus (iii) an amount equal to two times his target bonus (at the target bonus rate for the fiscal year of his termination).

(5)
Represents an amount equal to his or her base salary in effect at the end of Fiscal 2020.

(6)
Represents the value of accelerated vesting of options granted to Ms. Laube and Messrs. Taylor and Lang on April 26, 2017 in connection with our IPO, using our closing stock price of $92.85 on December 31, 2020.

CEO Pay Ratio Disclosure
As required by Item 402(u) of Regulation S-K, which was mandated by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), we are

providing the following information about the relationship of the median annual total compensation of our employees and the annual total compensation of Tom Taylor, our Chief Executive Officer (our “CEO”), based on data as of December 31, 2020 (the “Determination Date”).
Our employee population consists of a significant number of part-time employees, many of whom are also compensated on an hourly basis. Approximately 92% of our employees are compensated on an hourly basis, and part-time employees represent approximately 27% of our total workforce. Our median employee in Fiscal 2020 was determined to be a full-time hourly employee.
For Fiscal 2020:
•
The median of the annual total compensation of all employees of our company (other than our CEO) was determined to be $23,103, and

•
the annual total compensation of our CEO, as reported in the Summary Compensation Table included in this proxy statement, was $13,929,515.

Based on this information, for Fiscal 2020, the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees was 603 to 1.
The CEO’s Fiscal 2020 annual total compensation included a special three-year front-loaded performance- and service-based restricted share award (the “PRS award”), with a grant date value of $10,000,000. This award is discussed further under “Fiscal 2020 Equity Awards” in the Compensation Discussion & Analysis. For purposes of evaluating the CEO pay ratio, in light of the one-time front-loaded nature of the PRS award, the Compensation Committee does not believe that the PRS award is reflective of our CEO’s ongoing annual compensation. When calculated excluding this one-time award, the annual total compensation of our CEO to the median annual total compensation of all employees was 170 to 1. This alternative CEO pay ratio is not a substitute for the CEO pay ratio, but we believe it is helpful in fully evaluating the ratio of our CEO’s Fiscal 2020 total compensation to that of our median employee. To that end, this alternative measure of the CEO pay ratio is intended to supplement and be considered in conjunction with the CEO pay ratio calculated above in accordance with Item 402(u) of Regulation S-K.
This pay ratio is a reasonable estimate calculated in good faith, in a manner consistent with Item 402(u) of Regulation S-K. To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO, we took the following steps:
•
We determined that, as of the Determination Date, our employee population consisted of approximately 8,826 individuals with 99.86% of these employees located in the United States and 0.14% located outside of the United States. This population consisted of our full-time, part-time, and temporary employees.

•
We used a consistently applied compensation measure to identify our median employee by comparing the amount of salary, wages, overtime pay, bonuses and tips of our employees as reflected in our payroll records as reported to the Internal Revenue Service on Form W-2 for 2020. We did not annualize the compensation for any employee in identifying our median employee.

•
We identified our median employee by consistently applying this compensation measure to all of our employees included in the analysis.

•
After we identified our median employee, we calculated such employee’s annual total compensation for 2020 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $23,103.

With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of our 2020 Summary Compensation Table included in this proxy statement.

Compensation of our Directors for Fiscal 2020
Director Compensation(1)(2)(3)
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)	Totals ($)
Norman Axelrod (Chairman)	$132,500	$100,052	$—	$232,552
Peter Starrett	$59,375	$100,052	$—	$159,427
Vincent West(4)	$—	$—	$75,000	$75,000
John Roth(5)	$—	$—	$—	$—
Brad Brutocao(6)	$—	$—	$—	$—
David Kaplan	$—	$—	$—	$—
Rachel Lee(7)	$—	$—	$—	$—
Michael Fung(8)	$71,250	$100,052	$—	$171,302
Richard L. Sullivan	$59,375	$100,052	$—	$159,427
Felicia D. Thornton	$63,750	$100,052	$—	$163,802

(1)
For information regarding the compensation of Mr. Taylor, see “Compensation of our Named Executive Officers — Summary Compensation Table for Fiscal 2020.”

(2)
As of December 31, 2020, no directors held exercisable options.

(3)
Due to the uncertainty regarding the COVID-19 pandemic, all payments to directors were suspended in the second quarter of 2020, and the foregoing amounts reflect such reduction.

(4)
George Vincent West is party to a consulting agreement with us, pursuant to which he receives annual consulting fees of $100,000. $25,000 of this amount was suspended during the COVID-19 pandemic in the second quarter of 2020. Either party may terminate the consulting agreement at any time upon 30 days written notice. Mr. West is subject to certain non-compete and non-solicitation restrictions while a consultant and for two years after the termination of his consultancy. In addition, Mr. West is subject to confidentiality and non-disparagement restrictions.

(5)
Mr. Roth resigned as a director effective January 1, 2021.

(6)
Mr. Brutocao resigned as a director effective January 1, 2021.

(7)
Ms. Lee resigned as a director effective January 1, 2021.

(8)
Mr. Fung passed away on February 10, 2021.

(9)
The table below discloses the aggregate number of outstanding option and stock awards held by each Non-Employee Director as of December 31, 2020.

Name	Option Awards Outstanding	Restricted Stock Awards Outstanding
Axelrod, Norman	—	2,508
Fung, Michael	—	2,508
Starrett, Peter	—	2,508
Sullivan, Richard	—	2,508
Thornton, Felicia	—	2,508
For Fiscal 2020, directors who were employees of Ares or Freeman Spogli or their respective affiliates or who were executives of the Company did not receive compensation for their services as directors. Directors who were not executives or consultants of the Company or employees of Ares or Freeman Spogli or their respective affiliates (collectively, “Non-Employee Directors”) each earned director fees in Fiscal 2020 as provided in the above table and as described below.
For Fiscal 2020, our Non-Employee Directors were paid the following fees, which were then subjected to a 25% reduction due to the nonpayment of fees in the second quarter of 2020 due to the COVID-19 pandemic:

•
an annual cash retainer of $75,000;

•
an additional annual cash retainer of $100,000 to the chair of our Board;

•
an additional annual cash retainer of $25,000 to the chair of our Audit Committee;

•
an additional annual cash retainer of $15,000 to the chair of our Compensation Committee;

•
an additional annual cash retainer of $15,000 to the chair of our Nominating and Governance Committee

•
an additional annual cash retainer of $10,000 to a non-chair member of our Audit Committee;

•
an additional annual cash retainer of $10,000 to a non-chair member of our Compensation Committee; and

•
an additional annual cash retainer of $7,500 to the non-chair of our Nominating and Governance Committee.

In addition, in Fiscal 2020, our Board approved a grant of 1,734 restricted shares to each of our Non-Employee Directors, which will vest in full on the first anniversary of grant date, subject to the applicable Non-Employee Director’s continued service through the vesting date.
As part of the Company’s response to the COVID-19 pandemic, none of the Non-Employee Directors received a retainer with respect to the second quarter of Fiscal 2020.
Directors who are not Non-Employee Directors will not receive any compensation for their services as directors.
We reimburse our directors for reasonable out-of-pocket expenses incurred in connection with the performance of their duties as directors, including travel expenses in connection with their attendance in-person at board and committee meetings.
We maintain a Director Deferred Compensation Program. Under the Director Deferred Compensation Program, starting with fees in respect of Fiscal 2020, Non-Employee Directors may elect in advance to defer all or part of their annual cash and equity retainer fees received in connection with their service on the board. Elections to defer annual retainer fees must be made prior to the end of the calendar year immediately preceding the calendar year in which such annual retainer fees would otherwise be paid.
Beginning with cash fees received in Fiscal 2021, a Non-Employee Director may elect, prior to the end of the calendar year immediately preceding the calendar year in which such cash fees would otherwise be paid, to receive all or any portion of the cash retainer and meeting fees in the form of restricted shares, which will vest in full upon the first anniversary of the grant date, subject to the applicable Non-Employee Director’s continued service through the vesting date.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (PROPOSAL 2)
In accordance with Section 14A of the Exchange Act, which was added by The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank”) and the related SEC rules promulgated thereunder, we are providing our stockholders the opportunity to cast a non-binding advisory vote to approve the compensation of the named executive officers for the fiscal year ended December 31, 2020. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. The Board recommended, and the stockholders approved at our 2018 annual meeting of stockholders, that such advisory vote would be conducted once every year.
As described in the “Compensation Discussion and Analysis” section of these proxy materials, the primary objectives of our executive compensation program are to (i) attract and retain an exceptional executive team needed to outperform our peers and execute our strategy;, (ii) drive our short- and long-term growth objectives, (iii) align the interests of our executive team with that of our shareholders and (iv) promote a performance orientation within the organization. The foregoing objectives are applicable to the compensation of our named executive officers. We urge our stockholders to review the Compensation Discussion and Analysis above and the compensation tables and narrative discussion included in that section for more information.
We believe that our executive compensation program achieves these objectives by balancing multiple compensation elements, while keeping an appropriate portion of compensation “at risk,” which has enabled us to successfully motivate and reward the named executive officers. We believe such program is appropriate in light of our overall compensation philosophy and objectives and has played an essential role in our continued growth and financial success by aligning the long-term interests of the named executive officers with the long-term interests of our stockholders.
For these reasons, the Board recommends a vote in favor of the following resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers for the fiscal year ended December 31, 2020, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”
As an advisory vote, this proposal is not binding upon us. Notwithstanding the advisory nature of this vote, the Compensation Committee values the opinions expressed by stockholders in their vote on this proposal, and will consider the outcome of the vote when making future compensation decisions for our named executive officers. Furthermore, stockholders are welcome to bring any specific concerns regarding executive compensation to the attention of the Board at any time throughout the year. Please refer to “Other Board Information — Stockholder and Interested Party Communications” above for information about communicating with the Board.
The affirmative vote of the holders of a majority of the votes cast by our stockholders in person or represented by proxy and entitled to vote is required to approve this Proposal 3.
THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2020, AS DISCLOSED IN THESE PROXY MATERIALS.
Securities Authorized for Issuance Under Equity Compensation Plans
The following table sets forth information, as of the end of Fiscal 2020, with respect to the FDO Holdings, Inc. Amended and Restated 2011 Stock Incentive Plan (the “2011 Plan”), the Floor & Decor Holdings, Inc. 2017 Stock Incentive Plan (the “2017 Plan”), and the Floor & Decor Holdings, Inc. Employee Stock Purchase Plan (the “ESPP”), under which securities are authorized for issuance.

Plan Category(1)	Number of securities to be issued upon exercise of outstanding options(2)	Weighted-average exercise price of outstanding options(3)	Number of securities remaining available for future issuance under the equity compensation plans(4)
Equity compensation plans approved by security holders	3,740,604	$20.72	3,460,087
Equity compensation plans not approved by security holders	—	—	—

(1)
The 2011 Plan, the 2017 Plan and the ESPP are the only equity compensation plans that we have adopted, each of which has been approved by our stockholders. No future securities will be issued under the 2011 Plan.

(2)
The amount in this column excludes purchase rights under the ESPP.

(3)
Represents the weighted-average exercise price of outstanding stock options and does not include restricted shares held by certain employees and non-employee directors.

(4)
Includes 2,120,839 shares that were available for future issuance under the 2017 Plan and 1,339,248 shares that were available for issuance under the ESPP. Does not include the 3,740,604 shares issuable upon exercise of outstanding options.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of our common stock as of March 3, 2021, by:
•
each of our directors and NEOs;

•
all of our directors, executive officers and certain other officers as a group; and

•
each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our Class A common stock.

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including options that are currently exercisable or exercisable within 60 days of March 8, 2021. Shares issuable pursuant to options are deemed outstanding for computing the percentage of the person holding such options, but are not outstanding for computing the percentage of any other person. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of Class A common stock shown that they beneficially own, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose.
Unless otherwise indicated, the address of each beneficial owner listed below is c/o Floor and Decor Holdings, Inc., 2500 Windy Ridge Parkway, SE, Atlanta, GA 30339.
Name of Beneficial Owner	Total Shares Beneficially Owned(1)	Total Percentage Beneficially Owned(1)
Named Executive Officers and Directors:
Thomas V. Taylor	979,800(2)	*
Trevor S. Lang	245,866(3)	*
Lisa G. Laube	301,612(4)	*
Brian K. Robbins	40,206(5)	*
David V. Christopherson	53,749(6)	*
Steven A. Denny	7,624(7)	*
Norman H. Axelrod	643,131(8)	*
George Vincent West	915,658(9)	*
David B. Kaplan	—	*
Peter M. Starrett	168,174(10)	*
Richard L. Sullivan	7,908(11)	*
Felicia D. Thornton	11,448(12)	*
Kamy Scarlett(13)	1,046(14)	*
Ryan R. Marshall(15)	2,434(16)	*
Charles D. Young(17)	1,046(18)	*
All directors and executive officers as a group (15 persons)		3.2%
5% Stockholders:
Capital World Investors(19)	11,351,906(20)	10.9%
The Vanguard Group, Inc.(21)	8,708,676(22)	8.3%
FMR LLC(23)	7,293,331(24)	7.0%
BlackRock, Inc.(25)	6,243,104(26)	6.0%
Sands Capital Management, LLC(27)	6,007,089(28)	5.7%

*
Represents ownership of less than 1%.

(1)
Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to such securities.

(2)
Consists of (i) 50,907 shares of Class A common stock directly held by The Taylor Grantor Retained Annuity Trust, of which Mr. Taylor is the trustee, (ii) 2,895 shares of Class A common stock transferred by Mr. Taylor to his children, over which Mr. Taylor has sole voting power, (iii) 44,305 shares of Class A common stock directly held by Mr. Taylor, (iv) 681,262 shares of Class A common stock that are currently exercisable or that will become exercisable within 60 days of March 8, 2021, (v) 5,363 shares of restricted stock that vest ratably through February 24, 2024, (vi) 186,445 shares of restricted stock that vest upon achievement of certain performance criteria, and (vi) 8,623 shares of restricted stock that vest ratably through March 1, 2025.

(3)
Consists of (i) 109,811 shares of Class A common stock directly held by Mr. Lang, (ii) 2,574 shares of Class A common stock transferred by Mr. Lang to his children, over which Mr. Lang has sole voting power, (iii) 73,518 shares of Class A common stock that are currently exercisable or that will become exercisable within 60 days of March 8, 2021, (iv) 1,545 shares of restricted stock that vest ratably through February 24, 2024, (v) 55,935 shares of restricted stock that vest upon achievement of certain performance criteria, and (vi) 2,483 shares of restricted stock that vest ratably through March 1, 2025.

(4)
Consists of (i) 66,453 shares of Class A common stock directly held by Ms. Laube, (ii) 174,773 shares of Class A common stock that are currently exercisable or that will become exercisable within 60 days of March 8, 2021, (iii) 1,707 shares of restricted stock that vest ratably through February 24, 2024, (iv) 55,935 shares of restricted stock that vest upon achievement of certain performance criteria, and (v) 2,744 shares of restricted stock that vest ratably through March 1, 2025.

(5)
Consists of (i) 1,536 shares of Class A common stock directly held by Mr. Robbins, (ii) 8,140 shares of Class A common stock that are currently exercisable or that will become exercisable within 60 days of March 8, 2021, (iii) 982 shares of restricted stock that vest ratably through February 24, 2024, (iv) 27,969 shares of restricted stock that vest upon achievement of certain performance criteria, and (v) 1,579 shares of restricted stock that vest ratably through March 1, 2025.

(6)
Consists of (i) 2,406 shares of Class A common stock directly held by Mr. Christopherson, (ii) 24,207 shares of restricted stock, 25% of which vest on May 16, 2022 and 75% of which vest on May 16, 2023, (iii) 5,929 shares of Class A common stock that are currently exercisable or that will become exercisable within 60 days of March 8, 2021, (iv) 982 shares of restricted stock that vest ratably through February 24, 2024, (v) 18,646 shares of restricted stock that vest upon achievement of certain performance criteria, and (vi) 1,579 shares of restricted stock that vest ratably through March 1, 2025.

(7)
Consists of (i) 297 shares of Class A common stock directly held by Mr. Denny, (ii) 5,184 shares of Class A common stock that are currently exercisable or that will become exercisable within 60 days of March 8, 2021, (iii) 836 shares of restricted stock that vest ratably through November 2, 2024, and (vi) 1,307 shares of restricted stock that vest ratably through March 1, 2025.

(8)
Consists of (i) 58,270 shares of Class A common stock directly held by Mr. Axelrod, (ii) 322,080 shares of Class A common stock directly held by Alison K. Axelrod 2012 Family Trust, of which Mr. Axelrod is the trustee, (iii) 260,961 shares of Class A common stock directly held by AS SKIP LLC, of which Mr. Axelrod is the managing member, (iv) 774 shares of restricted stock that vest ratably through April 26, 2021, and (v) 1,046 shares of restricted stock that vest on March 1, 2022.

(9)
Consists of (i) 411,377 shares of Class A common stock directly held by American West Investment Corporation, of which Mr. West is the president, and (ii) 504,281 shares of Class A common stock directly held by West Family Partners, LLLP, of which Mr. West is the general partner.

(10)
Consists of (i) 6,088 shares of Class A common stock directly held by Mr. Starrett, (ii) 160,266 shares of Class A common stock directly held by the Starrett Family Trust, of which Mr. Starrett is the trustee, (iii) 774 shares of restricted stock that vest ratably through April 26, 2021, and (iv) 1,046 shares of restricted stock that vest on March 1, 2022.
(11)
Consists of (i) 6,088 shares of Class A common stock directly held by Mr. Sullivan, (ii) 774 shares of restricted stock that vest ratably through April 26, 2021, and (iii) 1,046 shares of restricted stock that vest on March 1, 2022.

(12)
Consists of (i) 6,088 shares of Class A common stock directly held by Ms. Thornton, (ii) 2,600 shares of Class A common stock directly held by The Thornton Family Revocable Trust, of which Ms. Thornton is a trustee, (iii) 774 shares of restricted stock that vest ratably through April 26, 2021, and (iv) 1,986 shares of restricted stock that vest on March 1, 2022.

(13)
Ms. Scarlett joined the Board effective January 1, 2021.

(14)
Consists of 1,046 shares of restricted stock that vest on March 1, 2022.

(15)
Mr. Marshall joined the Board effective January 1, 2021.

(16)
Consists of (i) 500 shares of Class A common stock directly held by Mr. Marshall and (ii) 1,934 shares of restricted stock that vest on March 1, 2022.

(17)
Mr. Young joined the Board effective January 1, 2021.

(18)
Consists of 1,046 shares of restricted stock that vest on March 1, 2022.

(19)
The business address of Capital World Investors is 333 South Hope Street, 55th Floor, Los Angeles, CA 90071. The foregoing information is based on a Schedule 13G filed by Capital World Investors with the SEC on February 16, 2021.

(20)
Consists of 11,351,906 shares, or 10.9%, of our Class A common stock over which Capital World Investors has sole voting and dispositive power. The foregoing information is based on a Schedule 13G filed by Capital World Investors with the SEC on February 16, 2021.

(21)
The business address of Vanguard is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355. The foregoing information is based on a Schedule 13G filed by The Vanguard Group (“Vanguard”) with the SEC on February 10, 2021.

(22)
Consists of 8,708,676 shares or 8.3% of our Class A common stock beneficially owned by Vanguard. The foregoing information is based on a Schedule 13G filed by The Vanguard Group with the SEC on February 10, 2021.

(23)
The business address of FMR, LLC is 245 Summer Street, Boston, MA 02210. The foregoing information is based on an amended Schedule 13G filed by FMR, LLC with the SEC on February 8, 2021.

(24)
Consists of 7,293,331 shares or 7.0% of our Class A common stock beneficially owned by FMR, LLC. The foregoing information is based on a Schedule 13G filed by FMR, LLC with the SEC on February 8, 2021.

(25)
The business address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055. The foregoing information is based on a Schedule 13G filed by BlackRock, Inc. with the SEC on February 2, 2021.

(26)
Consists of 6,243,104 shares or 6.0% of our Class A common stock beneficially owned by BlackRock, Inc. The foregoing information is based on a Schedule 13G filed by BlackRock, Inc. with the SEC on February 2, 2021.

(27)
The business address of Sands Capital Management, LLC is 1000 Wilson Blvd., Suite 3000, Arlington, VA 22209. The foregoing information is based on an amended Schedule 13G filed by Sands Capital Management, LLC with the SEC on February 16, 2021.

(28)
Consists of 6,007,089 shares, or 5.8%, of our Class A common stock over which Sands Capital Management, LLC has sole voting and dispositive power. The shares are beneficially owned by clients of Sands Capital Management, LLC. The foregoing information is based on an amended Schedule 13G filed by Sands Capital Management, LLC with the SEC on February 16, 2021.

APPROVAL OF AMENDMENTS TO THE COMPANY’S CHARTER TO DECLASSIFY THE BOARD OF DIRECTORS (PROPOSAL 4)
Background.
The Board proposes to amend Article FIFTH of our Charter to phase out the present three-year, staggered terms of our directors and instead provide for the annual election of directors. Currently, the Board is divided into three classes, with directors elected to staggered three-year terms. Approximately one-third of our directors stand for election each year. On February 24, 2021, upon the recommendation of the Nominating Committee, the Board approved, and recommended that our stockholders approve at the Annual Meeting, a plan to declassify the Board.
Rationale for Declassifying the Board.
The Board took into consideration arguments in favor and against continuation of a classified Board and determined that it is in the best interests of the Company and its stockholders to propose to declassify the Board. In its review, the Board considered the advantages of maintaining the classified Board structure in light of our current circumstances, including that a classified Board structure does not compromise the directors’ accountability to stockholders since all directors are required to uphold their fiduciary duties to the Company and its stockholders regardless of their term. Electing a director to a longer term enhances the independence of a non-employee director by providing enhanced independence from management or from special interest groups who may have an agenda contrary to the long-term interests of all stockholders. A classified Board also promotes Board continuity and stability while also enhancing long-term planning and ensuring that, at any given time, there are experienced directors serving on the Board who are familiar with the Company’s businesses, products, markets, opportunities and challenges. In addition, classified boards provide protection against certain abusive takeover tactics and more time to solicit higher bids in a hostile takeover situation because it is more difficult to change a majority of directors on a board in a single year.
While the Board continues to believe that these are important considerations, the Board also considered potential advantages of declassification in light of our current circumstances, including the ability of stockholders to evaluate directors annually. Annually elected boards are perceived by many institutional shareholders as increasing the accountability of directors to such stockholders. After carefully weighing all of these considerations, the Board approved the proposed amendment to the Charter, the text of which is forth in Appendix A to this proxy statement with deletions indicated by strikeouts and additions indicated by underlining, and recommended that the stockholders adopt this amendment by voting in favor of this proposal. The description of the proposed amendment to the Charter in this proxy statement is qualified in its entirety by reference to Appendix A.
Proposed Declassification Amendments.
If the proposed amendment to the Charter is approved, directors will be elected to one-year terms of office beginning at our 2022 annual meeting of stockholders. Directors who have been elected to three-year terms prior to the effectiveness of the amendment, including directors elected at the Annual Meeting, would complete those three-year terms, and thereafter would be eligible for annual re-election after completion of their current terms. If the proposed measure is approved, beginning with the 2024 annual meeting of stockholders, the Board will be completely declassified, and all directors will be subject to annual election to one-year terms. In addition, until the Board is completely declassified, any director appointed to the Board as a result of an increase in the size of the Board or to fill a vacancy on the Board will hold office until the next election of the class for which such director is chosen; thereafter, any director so appointed will hold office until the next annual meeting of stockholders.
Delaware law provides that members of a board that is classified may be removed only for cause. At present, because our Board is classified, the Charter provides that, subject to the provisions of the Investor Rights Agreement, our directors are removable only for cause. If the proposed amendment to the Charter is approved, each director elected on or after the 2022 annual meeting of stockholders (except for any director appointed to fill a vacancy of any director elected prior to the 2022 annual meeting of stockholders) may be removed with or without cause.

Not Conditioned on Other Proposals
This Proposal 4 is separate from, and is not conditioned on, the approval of Proposal 5 (proposal to amend the Charter to eliminate certain supermajority voting requirements and other obsolete provisions, including the elimination of our Class B and Class C Common Stock). Your vote on Proposal 5 will not affect your vote on this Proposal 4. If this Proposal 4 receives the required vote but Proposal 5 does not, we will file an amended Charter with the Secretary of State of the State of Delaware reflecting only the declassification of the Board. If both Proposal 4 and Proposal 5 are approved, we will file a single amendment reflecting the amendments set forth in Appendix A and Appendix B.
Required Stockholder Approval.
The affirmative vote of a number of shares equal to at least two-thirds of the number of shares outstanding as of the Record Date is necessary for approval of this proposed amendment to the Charter. Unless such vote is received, the present classification of the Board will continue.
THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSED AMENDMENTS TO THE CHARTER TO DECLASSIFY THE BOARD, AS DISCLOSED IN THESE PROXY MATERIALS.

APPROVAL OF AMENDMENTS TO THE COMPANY’S CHARTER TO ELIMINATE SUPERMAJORITY VOTING REQUIREMENTS AND OTHER OBSOLETE PROVISIONS (PROPOSAL 5)
Background
This proposal is a result of the Board’s ongoing review of the Company’s corporate governance practices. After a review of evolving corporate governance practices, the Board has determined that it is in the best interests of the Company and its stockholders to amend the Charter as described below to remove the supermajority voting thresholds and replace them with majority voting thresholds and remove certain other obsolete provisions relating to the prior equity ownership of Ares and Freeman Spogli, including the provisions in our charter providing for Class B Common Stock, $0.001 par value per share (“Class B Common Stock”) and Class C Common Stock, $0.001 par value per share (“Class C Common Stock”) (the “Proposed Supermajority Amendments”). Currently, the Charter a provide that the amendment of certain provisions of the Charter require the approval of the holders of at least two-thirds in voting power of all of our then-outstanding capital stock. As of August 2020, Ares no longer hold any shares of our capital stock and Freeman Spogli holds less than 30,000 shares of our capital stock.
Additionally, our Charter currently provides for 10,000,000 shares of Class B Common Stock authorized and 30,000,000 shares of Class C Common Stock. Class B Common Stock is non-voting common stock that was issued to certain of our officers and directors prior to the consummation of our initial public offering as a result of the exercise of stock options. Upon the consummation of our initial public offering, the outstanding Class B Common Stock converted on a one-to-one basis into shares of our Class A common stock. Shares of our Class C Common Stock were non-voting shares that were held by Freeman Spogli and were convertible into shares of our Class A Common Stock at Freeman Spogli’s option. As of the Record Date, there are no shares of Class B Common Stock or Class C Common Stock outstanding. On February 24, 2021 the Board approved, and recommended that our stockholders approve at the Annual Meeting, the Proposed Supermajority Amendments.
Current Supermajority Voting Thresholds
Currently, the Charter provides that, after such time that Ares and Freeman Spogli, collectively, cease to beneficially own shares of our capital stock representing a majority of the votes entitled to be cast by the then outstanding shares of all of our classes of common stock, an affirmative vote of the holders of at least two-thirds in voting power of all the then outstanding shares of capital stock of the Company entitled to vote thereon (the “Super Majority Voting Requirements”) would be required to amend, alter, change or repeal, or adopt any provision inconsistent with:
•
Article FIFTH of our Charter (providing for the number and classes of directors);

•
Article SEVENTH of our Charter (providing that directors shall not be personally liable to the Corporation or its stockholders for any breach of fiduciary duty, subject to certain exceptions);

•
Article TENTH of our Charter (prohibiting stockholder action by written consent);

•
Article ELEVENTH of our Charter (providing that Ares and Freeman Spogli may call meetings of the stockholders);

•
Article THIRTEENTH of our Charter (defining certain aspects of the conduct of the Company involving Ares and Freeman Spogli);

•
Article FOURTEENTH of our Charter (providing that the Bylaws may be amended by the Board or by a two-thirds vote of the outstanding capital stock);

•
Article FIFTEENTH of our Charter (providing for exclusive forum in Delaware);

•
Article TWELFTH of the Charter (providing for the Super Majority Voting Requirements); or

•
the Bylaws (these actions collectively, the “Supermajority Actions”).

Rationale for Eliminating Supermajority Voting Requirements and Eliminating Class B Common Stock and Class C
As previously discussed, our Board is committed to strong corporate governance policies and practices. Following our secondary offerings in Fiscal 2020, Ares and Freeman Spogli no longer hold any shares of our capital stock. In February 2021 our Board conducted a review of corporate governance matters, including the Supermajority Voting Requirements. Following such evaluation of our corporate governance practices and consideration of trends in the investment community and feedback from our stockholders, our Board determined that it is advisable and in the best interests of the Company and our stockholders to approve the Proposed Supermajority Amendments.
Our Board believes that eliminating the Supermajority Voting Requirements is consistent with the general industry and market trends of evolving corporate governance practices. Our Board also believes that the, following the departure of Ares and Freeman Spogli, the Supermajority Voting Requirements and the existence of the Class B Common Stock and Class C Common Stock provide limited benefits to the Company and its stockholders. The Board has adopted and recommends that the stockholders adopt the Proposed Supermajority Amendments to remove the supermajority voting thresholds and replace them with majority voting thresholds and to eliminate the Class B Common Stock and Class C Common Stock.
Proposed Supermajority Amendments
If the Proposed Supermajority Amendments are adopted, the Supermajority Actions described above will require the affirmative vote of the holders of at least a majority in voting power of all the then outstanding shares of stock of the Company entitled to vote thereon. The Proposed Supermajority Amendments also eliminate certain obsolete provisions of our Charter related solely to the prior ownership of Ares and Freeman Spogli, including the elimination of our Class B and Class C Common Stock.
The Proposed Supermajority Amendments are set forth in Appendix B with deletions indicated by strikeouts and additions indicated by underlining. The description of the Proposed Supermajority Amendments in this proxy statement is qualified in its entirety by reference to Appendix B.
If our stockholders adopt the Proposed Supermajority Amendments, they will become effective upon the filing of the Proposed Supermajority Amendments to the Charter with the Secretary of State of the State of Delaware, to be filed promptly after the Annual Meeting.
Not Conditioned on Other Proposals
This Proposal 5 is separate from, and is not conditioned on, the approval of Proposal 4 (proposal to amend the Charter to declassify the Board). Your vote on Proposal 4 will not affect your vote on this Proposal 5. If this Proposal 5 receives the required vote but Proposals 4 does not, we will file an amended Charter with the Secretary of State of the State of Delaware reflecting only the Proposed Supermajority Amendments. If both Proposal 4 and Proposal 5 are approved, we will file a single amendment reflecting the amendments set forth in Appendix A and Appendix B.
Required Stockholder Approval
The affirmative vote of a number of shares equal to at least two-thirds of the number of shares outstanding as of the Record Date is necessary for approval of the Proposed Supermajority Amendments. Unless such vote is received, the present supermajority voting thresholds will continue.
THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSED SUPERMAJORITY AMENDMENTS, AS DISCLOSED IN THESE PROXY MATERIALS.

Householding Of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries to satisfy delivery requirements for notices of Internet availability of proxy materials and, if applicable, proxy statements and annual reports to stockholders, with respect to two or more stockholders sharing the same address by delivering a single copy of the material addressed to those stockholders. This process, commonly referred to as “householding,” is designed to reduce duplicate printing and postage costs. We and some brokers may household notices of Internet availability of proxy materials and, if applicable, annual reports to stockholders and proxy materials, by delivering a single copy of the material to multiple stockholders sharing the same address unless contrary instructions have been received from the affected stockholders.
If a stockholder wishes in the future to receive a separate notice of Internet availability of proxy materials or, if applicable, the annual report to stockholders and proxy statement, or if a stockholder received multiple copies of some or all of these materials and would prefer to receive a single copy in the future, the stockholder should submit a request by telephone or in writing to the stockholder’s broker if the shares are held in a brokerage account or, if the shares are registered in the name of the stockholder, to our transfer agent, American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219. We promptly will send additional copies of the relevant material following receipt of a request for additional copies.
OTHER BUSINESS
We are not aware of any matters, other than as indicated above, that will be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the enclosed form of proxy intend to vote such proxy in their discretion on such matters.
2022 ANNUAL MEETING
Stockholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act for the Company’s 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) must be received by us no later than November 22, 2021 to be presented at the 2021 Annual Meeting or to be eligible for inclusion in the proxy materials related thereto under the SEC’s proxy rules. Such proposals can be sent to us at Floor & Decor Holdings, Inc., 2500 Windy Ridge Parkway, SE, Atlanta, GA 30339, Attention: David V. Christopherson, Secretary.
In addition, pursuant to Sections 1.10 and 1.11 of the Bylaws, (a) director nominations from our stockholders and (b) any stockholder proposal other than those submitted pursuant to Rule 14a-8 of the Exchange Act must be timely to be properly brought before the 2021 Annual Meeting. To be timely, such director nominations or stockholder proposals must be received by our Secretary at our principal executive offices at 2500 Windy Ridge Parkway, SE, Atlanta, GA 30339 between the opening of business on January 12, 2022 and the close of business on February 11, 2022. Such director nominations or stockholder proposals must also be in compliance with the additional requirements set forth in the Bylaws. However, if the date of the 2022 Annual Meeting is more than 30 days before or more than 60 days after May 12, 2022, to be timely, such director nominations or stockholder proposals must be received no earlier than the 120th day prior to the date of the 2022 Annual Meeting and not later than (i) the close of business on the 90th day prior to the date of the 2022 Annual Meeting or (ii) the tenth day following the day on which the public announcement of the date of the 2022 Annual Meeting is first made.

Appendix A
CERTIFICATE OF AMENDMENT TO THE
AMENDED & RESTATED CERTIFICATE OF INCORPORATION OF
FLOOR & DECOR HOLDINGS, INC.
FLOOR & DECOR HOLDINGS, INC. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), DOES HEREBY CERTIFY that:
1.   The Corporation’s original certificate of incorporation was filed with the Secretary of State of the State of Delaware on October 15, 2010.
2.   The Corporation’s Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on April 14, 2017 (the “Restated Certificate of Incorporation”).
3.   The required holders of the Corporation’s issued and outstanding capital stock approved and adopted this Certificate of Amendment to the Restated Certificate of Incorporation (the “Certificate of Amendment”) in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware and Article TWELFTH of the Restated Certificate of Incorporation.
4.   Capitalized terms used and not otherwise defined herein have the meanings set forth in the Restated Certificate of Incorporation.
5.   The Certificate of Incorporation is hereby amended in its entirety as follows:
FIRST:   The Restated Certificate of Incorporation is hereby amended to (i) delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and (ii) add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text)) as set forth in the pages of the Restated Certificate of Incorporation attached as Annex A hereto.
SECOND:   The Certificate of Amendment was duly adopted in accordance with the provisions of Sections 228 and 242 of the DGCL.
THIRD:   All other provisions of the Certificate of Incorporation shall remain in full force and effect.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Restated Certificate of Incorporation of the Corporation to be signed this             day of                  , 2021.

By:
Title:
Signature Page to Certificate Of Amendment to the Restated Certificate of Incorporation of Floor &
Decor Holdings, Inc.

ANNEX A
RESTATED
CERTIFICATE OF INCORPORATION
OF
FLOOR & DECOR HOLDINGS, INC.
(Pursuant to Sections 242 and 245 of the
General Corporation Law of the State of Delaware)
Floor & Decor Holdings, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:
1. The Corporation’s original certificate of incorporation was filed with the Secretary of State of the State of Delaware on October 15, 2010, under the name FDO Holdings, Inc., and has been amended and/or restated from time to time (as heretofore amended and/or restated, the “Prior Certificate of Incorporation”).
2. This Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation in accordance with Sections 242 and 245 of the DGCL.
3. The required holders of the Corporation’s issued and outstanding capital stock approved and adopted this Restated Certificate of Incorporation in accordance with Sections 228, 242 and 245 of the DGCL.
4. This Restated Certificate of Incorporation restates and integrates and also further amends the Prior Certificate of Incorporation, which is hereby amended and restated in its entirety to read as follows:
FIRST: The name of the corporation is Floor & Decor Holdings, Inc. (the “Corporation”).
SECOND: The address of the registered office of the Corporation in the State of Delaware is Corporation Service Company, 2711 Centerville Road, Suite 400, County of New Castle, Wilmington, Delaware 19808. The name of the registered agent of the Corporation in the State of Delaware at such address is The Corporation Service Company.
THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized and incorporated under the General Corporation Law of the State of Delaware (the “DGCL”) or any applicable successor act thereto, as the same may be amended from time to time.
FOURTH: The total number of shares of capital stock the Corporation shall have authority to issue is 500,000,000 shares consisting of (A) 490,000,000 shares of common stock (“Common Stock”), divided into (i) 450,000,000 shares of Class A Common Stock, $0.001 par value per share (the “Class A Common Stock”), (ii) 10,000,000 shares of Class B Common Stock, $0.001 par value per share (the “Class B Common Stock”) and (iii) 30,000,000 shares of Class C Common Stock, $0.001 par value per share (the “Class C Common Stock”) and (B) 10,000,000 shares of undesignated Preferred Stock, par value $0.001 per share (“Preferred Stock”).
Upon the filing and effectiveness of this Restated Certificate of Incorporation (as amended and/or restated from time to time, including the terms of any Preferred Stock Designation (as defined below), this “Certificate of Incorporation”) with the Secretary of State of the State of Delaware (the “Effective Time”), (a) each share of Class A Common Stock issued and outstanding or held by the Corporation in treasury immediately prior to the Effective Time (“Old Class A Common Stock”), without any further action by the Corporation or the holder thereof, shall be automatically reclassified into 321.820 validly issued, fully paid and non-assessable shares of new Class A Common Stock (“New Class A Common Stock”); (b) each share of Class B Common Stock issued and outstanding or held by the Corporation in treasury immediately prior to the Effective Time (“Old Class B Common Stock”), without any further action by the Corporation or the holder thereof, shall be automatically reclassified into 321.820 validly issued, fully paid and non-assessable shares of new Class B Common Stock (“New Class B Common Stock”); and (c) each share of Class C Common Stock issued and outstanding or held by the Corporation in treasury immediately prior to the Effective Time (“Old Class C Common Stock” and, together with the Old Class A Common Stock and the Old Class B Common Stock, the “Old Common Stock”), without any further action by the Corporation or the holder thereof, shall be automatically reclassified into 321.820 validly issued, fully paid and non-assessable shares of new Class C Common Stock (“New Class C Common Stock” and, together with the New Class A Common Stock and the New Class B Common Stock, the “New Common Stock”) (collectively, the “Common Stock Split”). From and after the Effective Time, each stock certificate representing shares of Old Common Stock shall automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock into which such shares of Old Common Stock represented by such certificate shall have been reclassified (as well as the right to receive cash in lieu of fractional shares of New Common Stock); provided that, upon surrender of a stock certificate or certificates that represented shares of Old Common Stock immediately prior to the Effective Time, such shares of New Common Stock may be issued in uncertificated form. No fractional shares shall be issued in connection with the Common Stock Split. Stockholders who otherwise would have been entitled to receive any fractional share of New Common Stock, in lieu thereof, shall be entitled to receive from the Corporation an amount in cash (without interest) equal to the fair value of such fractional share as determined by the Board of Directors of the Corporation (the “Board”) in its sole discretion as of the time hereof.
Subject to the rights of the holders of any series of Preferred Stock, the number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL, and no vote of the holders of Common Stock or Preferred Stock voting separately as a class shall be required therefor.
A. Common Stock.
1. Ranking.   The voting, dividend and liquidation rights of the holders of Common Stock are subject to and qualified by the rights of the holders of Preferred Stock of any series as may be designated by the Board upon any issuance of the Preferred Stock of any series.
2. Voting.   Except as otherwise provided by law or by the resolution or resolutions providing for the issue of any series of Preferred Stock, each holder of outstanding shares of (a) Class A Common Stock shall have the exclusive right to vote for the election and removal of directors and for all other purposes and shall be entitled to one vote for each share of Class A Common Stock standing in his, her or its name on the transfer books of the Corporation in connection with all matters submitted to a vote of stockholders and (b) Class B Common Stock or Class C Common Stock shall not be entitled to any voting rights with respect to any matters submitted to a vote of stockholders. Notwithstanding any other provision of this Certificate of Incorporation to the contrary, the holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Preferred Stock Designation) or the DGCL. The affirmative vote of a majority of the outstanding shares of (i) Class B Common Stock, voting separately as a class, shall be required to make any amendments to the Certificate of Incorporation that adversely affect the rights and preferences of the Class B Common Stock, and (ii) Class C Common Stock, voting separately as a class, shall be required to make any amendments to the Certificate of Incorporation that adversely affect the rights and preferences of the Class C Common Stock. There shall be no cumulative voting for the election of directors.
3. Dividends; Distributions.   Subject to the rights, if any, of the holders of any outstanding series of Preferred Stock, each share of Common Stock shall be entitled to receive and share equally in all dividends paid out of any funds of the Corporation legally available therefor when, as and if declared by the Board from time to time out of assets or funds of the Corporation legally available therefor; provided, however, that if such dividend is paid in the form of shares of Common Stock or rights to acquire Common Stock, the holders of Class A Common Stock shall receive Class A Common Stock or rights to acquire Class A Common Stock, as the case may be, the holders of Class B Common Stock shall receive Class B Common Stock or rights to acquire Class B Common Stock, as the case may be, and the holders of Class C Common Stock shall receive Class C Common Stock or rights to acquire Class C Common Stock, as the case may be.
4. Changes in Capitalization.   If there is an increase or decrease in the number of issued shares of Common Stock resulting from any stock split, stock dividend, reverse stock split, combination, subdivision or reclassification of one class of Common Stock, or any other similar event resulting in an increase or decrease in the number of outstanding shares of such class of Common Stock, the outstanding shares of the other class of Common Stock shall be increased or decreased in the same manner and in the same proportion.
5. Liquidation.   Upon the dissolution, liquidation or winding up of the affairs of the Corporation, subject to the rights, if any, of the holders of any outstanding series of Preferred Stock and the claims of creditors, the holders of shares of Common Stock shall be entitled to receive the assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them. A dissolution, liquidation or winding up of the affairs of the Corporation, as such terms are used in this Section A(5) of Article FOURTH, shall not be deemed to be occasioned by or to include any consolidation or merger of the Corporation with or into any other person or a sale, lease, exchange or conveyance of all or a part of its assets.
6. No Preemptive or Subscription Rights.   No holder of shares of Common Stock shall be entitled to preemptive or subscription rights.
7. Conversion.
a. Automatic Conversion of Class B Common Stock.   All shares of Class B Common Stock shall be automatically, without further action by any holder thereof, converted into an identical number of shares of Class A Common Stock immediately upon the consummation of the initial public offering of Common Stock of the Corporation pursuant to the Corporation’s Registration Statement on Form S-1 (Reg. No. 333-216000) (a “Class B Conversion Event”). Each outstanding stock certificate that, immediately prior to a Class B Conversion Event, represented one or more shares of Class B Common Stock subject to such Class B Conversion Event shall, upon such Class B Conversion Event, be deemed to represent an equal number of shares of Class A Common Stock, without the need for surrender or exchange thereof. The Corporation shall, upon the request of any holder whose shares of Class B Common Stock have been converted into shares of Class A Common Stock as a result of a Class B Conversion Event and upon surrender by such holder to the Corporation of the outstanding certificate(s) formerly representing such holder’s shares of Class B Common Stock (if any), either (x) issue and deliver to such holder certificate(s) representing the shares of Class A Common Stock into which such holder’s shares of Class B Common Stock were converted as a result of such Class B Conversion Event (if such shares are to be certificated) or, (y) register such shares in book-entry form (at the option of the Corporation). Upon the occurrence of a Class B Conversion Event, the rights of a holder of one or more shares of Class B Common Stock subject to such Class B Conversion Event in respect thereof will cease (other than the right to receive any dividend or other distribution that has been declared by the Board to be payable on or following the date of such a Class B Conversion Event to holders of record of shares of Class B Common Stock subject to such Class B Conversion Event on a date prior to the date of such a Class B Conversion Event).
b. Automatic Conversion of Class C Common Stock.   Shares of Class C Common Stock shall be automatically, without further action by the holder thereof, converted into an identical number of shares of Class A Common Stock if the beneficial owner of such shares of Class C Common Stock is no longer FS Equity Partners VI, L.P., FS Affiliates VI, L.P. or their Affiliated Persons (as defined in the Investment Company Act of 1940, as amended) (a “Class C Automatic Conversion Event”). Each outstanding stock certificate that, immediately prior to a Class C Automatic Conversion Event, represented one or more shares of Class C Common Stock subject to such Class C Automatic Conversion Event shall, upon such Class C Automatic Conversion Event, be deemed to represent an equal number of shares of Class A Common Stock, without the need for surrender or exchange thereof. The Corporation shall, upon the request of any holder whose shares of Class C Common Stock have been converted into shares of Class A Common Stock as a result of a Class C Automatic Conversion Event and upon surrender by such holder to the Corporation of the outstanding certificate(s) formerly representing such holder’s shares of Class C Common Stock (if any), either (x) issue and deliver to such holder certificate(s) representing the shares of Class A Common Stock into which such holder’s shares of Class C Common Stock were converted as a result of such Class C Automatic Conversion Event (if such shares are to be certificated) or, (y) register such shares in book-entry form (if such shares are to be uncertificated) (at the option of the Corporation). Upon the occurrence of a Class C Automatic Conversion Event, the rights of a holder of one or more shares of Class C Common Stock subject to such Class C Automatic Conversion Event in respect thereof will cease (other than the right to receive any dividend or other distribution that has been declared by the Board to be payable on or following the date of such a Class C Automatic Conversion Event to holders of record of shares of Class C Common Stock subject to such Class C Automatic Conversion Event on a date prior to the date of such a Class C Automatic Conversion Event).
c. Voluntary Conversion of Class C Common Stock.   Shares of Class C Common Stock may be converted into an identical number of shares of Class A Common Stock at the option of the holder thereof at any time upon written notice to the Corporation if following such conversion, either of (i) FS Equity Partners VI, L.P., FS Affiliates VI, L.P. and their Affiliated Persons, in the aggregate or (ii) Ares Corporate Opportunities Fund III, L.P. and its Affiliated Persons, in the aggregate, do not beneficially own more than 24.9% of the outstanding shares of Class A Common Stock (a “Class C Voluntary Conversion”). Before any holder of Class C Common Stock shall be entitled to voluntarily convert any shares of such Class C Common Stock, such holder shall surrender the certificate or certificates therefor (if any), duly endorsed, at the principal corporate office of the Corporation or of any transfer agent for the Class C Common Stock, and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names (i) in which the certificate or certificates representing the shares of Class A Common Stock into which the shares of Class C Common Stock are so converted are to be issued if such shares are certificated or (ii) in which such shares are to be registered in book entry if such shares are uncertificated. The Corporation shall, as soon as practicable thereafter, at the Corporation’s option either (x) issue and deliver at such office to such holder of Class C Common Stock, or to the nominee or nominees of such holder, a certificate or certificates representing the number of shares of Class A Common Stock to which such holder shall be entitled as aforesaid (if such shares are to be certificated) or, (y) register such shares in book-entry form (if such shares are to be uncertificated). Such conversion shall be deemed to have been made immediately prior to the close of business on the date such holder’s written notice of election to convert required by this Section A(7)(c) of ARTICLE FOURTH is received by the Corporation, and the person or persons entitled to receive the shares of Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Class A Common Stock as of such date. Upon the occurrence of a Class C Voluntary Conversion, the rights of a holder of one or more shares of Class C Common Stock subject to such Class C Voluntary Conversion in respect thereof will cease (other than the right to receive any dividend or other distribution that has been declared by the Board to be payable on or following the date of such Class C Voluntary Conversion to holders of record of shares of Class C Common Stock subject to such Class C Voluntary Conversion on a date prior to the date of such Class C Voluntary Conversion).
d. Voluntary Conversion of Class A Common Stock.   Shares of Class A Common Stock held by FS Equity Partners VI, L.P., FS Affiliates VI, L.P. or their Affiliated Persons may be converted into an identical number of shares of Class C Common Stock at the option of the holder thereof at any time upon written notice to the Corporation (a “Class A Voluntary Conversion”). Before any holder of Class A Common Stock shall be entitled to voluntarily convert any shares of such Class A Common Stock, such holder shall surrender the certificate or certificates therefor (if any), duly endorsed, at the principal corporate office of the Corporation or of any transfer agent for the Class A Common Stock, and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names (i) in which the certificate or certificates representing the shares of Class C Common Stock into which the shares of Class A Common Stock are so converted are to be issued if such shares are certificated or (ii) in which such shares are to be registered in book entry if such shares are uncertificated.
The Corporation shall, as soon as practicable thereafter, at the Corporation’s option either (x) issue and deliver at such office to such holder of Class A Common Stock, or to the nominee or nominees of such holder, a certificate or certificates representing the number of shares of Class C Common Stock to which such holder shall be entitled as aforesaid (if such shares are to be certificated) or, (y) register such shares in book-entry form (if such shares are to be uncertificated). Such conversion shall be deemed to have been made immediately prior to the close of business on the date such holder’s written notice of election to convert required by this Section A(7)(d) of ARTICLE FOURTH in received by the Corporation, and the person or persons entitled to receive the shares of Class C Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Class C Common Stock as of such date. Upon the occurrence of a Class A Voluntary Conversion, the rights of a holder of one or more shares of Class A Common Stock subject to such Class A Voluntary Conversion in respect thereof will cease (other than the right to receive any dividend or other distribution that has been declared by the Board to be payable on or following the date of such Class A Voluntary Conversion to holders of record of shares of Class A Common Stock subject to such Class A Voluntary Conversion on a date prior to the date of such Class A Voluntary Conversion)
e. The Corporation will at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of issuance upon the conversion of Class B Common Stock and Class C Common Stock as provided herein, the maximum number of shares as shall then be issuable upon the conversion of all then outstanding shares of Class B Common Stock and Class C Common Stock. The Corporation will at all times reserve and keep available out of its authorized but unissued shares of Class C Common Stock, solely for the purpose of issuance upon the conversion of Class A Common Stock as provided herein, the maximum number of shares as shall then be issuable upon the conversion of all then outstanding shares of Class A Common Stock.
f. The issuance of shares of Common Stock pursuant to this Section A(7) of ARTICLE FOURTH will be made without charge to the holders of such shares for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and issuance; provided, that the holder of such shares of Common Stock shall be responsible for any transfer taxes due in connection with the conversion thereof. The Corporation will not close its books against the transfer of its Common Stock in any manner that would interfere with the timely conversion of Common Stock pursuant to this Section A(7) of ARTICLE FOURTH.
B. Preferred Stock.   Shares of Preferred Stock may be issued from time to time in one or more series. The Board is hereby authorized to provide by resolution or resolutions from time to time for the issuance, out of the unissued and undesignated shares of Preferred Stock, of one or more series of Preferred Stock, without stockholder approval, by filing a certificate pursuant to the DGCL (a “Preferred Stock Designation”), setting forth such resolution or resolutions and, with respect to each such series, (i) establishing the number of shares to be included therein and (ii) fixing (x) the voting powers, full or limited, or no voting power of the shares thereof, and (y) the designation, preferences and relative, participating, optional or other special rights, if any, of the shares thereof and any qualifications, limitations or restrictions with respect thereto. The powers, designation, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations and restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.
The authority of the Board with respect to each series of Preferred Stock shall include, but not be limited to, the determination of the following:
1. the designation of the series, which may be by distinguishing number, letter or title;
2. the number of shares of the series, which number the Board is authorized to thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

3. the amounts or rates at which dividends will be payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative;
4. the dates on which dividends, if any, shall be payable;
5. the redemption rights and price or prices, if any, for shares of the series;
6. the terms and amount of any sinking fund, if any, provided for the purchase or redemption of shares of the series;
7. the amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;
8. whether the shares of the series shall be convertible into or exchangeable for, shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;
9. restrictions on the issuance of shares of the same series or any other class or series;
10. the voting rights, if any, of the holders of shares of the series generally or upon specified events; and
11. any other powers, preferences and relative, participating, optional or other special rights of each series of Preferred Stock, and any qualifications, limitations or restrictions thereof, all as may be determined from time to time by resolution or resolutions of the Board providing for the issuance of such series of Preferred Stock and set forth in the Preferred Stock Designation in respect thereof.
Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Preferred Stock to the extent permitted by law.
C. Other.
1. Merger.   In case of any consolidation of the Corporation with one or more other corporations or entities or a merger of the Corporation with another corporation or entity in each case in which shares of Class A Common Stock, Class B Common Stock or Class C Common Stock are converted into (or entitled to receive with respect thereto) shares of stock and/or other securities or property (including cash, the “Merger Consideration”), each holder of a share of Class A Common Stock shall be entitled to receive with respect to such share the same kind and amount of Merger Consideration receivable upon such reorganization, consolidation or merger (a “Merger”) by a holder of a share of Class B Common Stock or Class C Common Stock and each holder of a share of Class B Common Stock or Class C Common Stock shall be entitled to receive with respect to such share the same kind and amount of Merger Consideration receivable upon such Merger by a holder of a share of Class A Common Stock; provided, however, that if the holders of Class A Common Stock, Class B Common Stock or Class C Common Stock are granted rights to elect to receive one of two or more alternative forms of Merger Consideration, the foregoing shall be deemed satisfied if holders of Class A Common Stock, holders of Class B Common Stock and holders of Class C Common Stock are granted substantially identical election rights.
2. Investor Rights Agreement.   The Corporation, Ares Corporate Opportunities Fund III, L.P., FS Equity Partners VI, L.P. and FS Affiliates VI, L.P. are expected to enter into an Investor Rights Agreement in connection with the Corporation’s initial public offering (as amended, modified or supplemented, the “Investor Rights Agreement”). For so long as the Investor Rights Agreement is effective, the Corporation shall not take any action that violates or is inconsistent with the terms of the Investor Rights Agreement.

FIFTH:   This Article FIFTH is inserted for the management of the business and for the conduct of the affairs of the Corporation.
A. General Powers.   The business and affairs of the Corporation shall be managed by or under the direction of the Board, except as otherwise provided by law.
B. Number of Directors; Election of Directors.   Subject to the rights of the holders of any series of Preferred Stock to elect Additional Preferred Directors (as defined below), the number of directors of the Corporation shall not be fewer than three and shall be fixed from time to time by resolution of the Board. Other than directors who may be elected by the holders of shares of any series of Preferred Stock, each director shall be elected by the vote of the majority of the votes cast with respect to that director’s election at any meeting for the election of directors at which a quorum is present, provided that if, as of the tenth day preceding the date the Corporation first mails its notice of meeting for such meeting to the stockholders of the Corporation, the number of nominees exceeds the number of directors to be elected, then the directors shall be elected by the vote of a plurality of the votes cast. For purposes of this Section B of Article FIFTH, a majority of the votes cast shall mean that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” that director’s election (with “abstentions” and “broker nonvotes” not counted as votes cast either “for” or “against” any director’s election).
C. ~~Classes of Directors;~~ Terms of Office.   ~~Subject to the right of the holders of any series of Preferred Stock to elect directors, the Board (excluding any Additional Preferred Directors) shall be and hereby is divided into three classes, designated Class I, Class II and Class III, which classes shall be as nearly equal in number as possible.~~
~~The Board is authorized to assign members of the Board already in office to Class I, Class II or Class III at the time such classification becomes effective (the “Classification Effective Time”).~~ Commencing at the annual meeting of stockholders that is held in calendar year 2022, (the “2022 Annual Meeting”), ~~The initial (i) Class I D~~directors shall be elected annually to serve for a term of one year, provided, however, that any director in office at the 2022 Annual Meeting whose term expires at the annual meeting of stockholders to be held in calendar year 2023 or calendar year 2024 (a “Continuing Classified Director”) shall continue to hold office until the end of the term of which such director was elected and until such director’s successor shall have been elected and qualified. Accordingly, at the 2022 Annual Meeting, the successors of the directors whose terms expire at that meeting shall be elected for a term expiring at the annual meeting of stockholders that is held in calendar year 2023 and until such directors’ successors shall have been elected and qualified. At the annual meeting of stockholders that is held in calendar year 2023, the successors of the directors whose terms expire at that meeting shall be elected for a term expiring at the annual meeting of stockholders that is held in calendar year 2024 and until such directors’ successors shall have been elected and qualified. ~~expiring at the first annual meeting of stockholders of the Corporation following the Classification Effective Time, (ii) Class II Directors shall serve for a term expiring at the second annual meeting of stockholders following the Classification Effective Time and (iii) Class III Directors shall serve for a term expiring at the third annual meeting of the stockholders following the Classification Effective Time.~~ At each annual meeting of stockholders thereafter, all directors shall be elected for terms expiring at the next annual meeting of stockholders and e~~E~~ach director ~~in each class~~ shall hold office until his or her successor is duly elected and qualified, subject to his or her earlier death, disability, disqualification, resignation or removal. ~~At each annual meeting of stockholders beginning with the first annual meeting of stockholders following the Classification Effective Time, the successors of the class of directors whose term expires at that annual meeting shall be elected to hold office for a term expiring at the third succeeding annual meeting of stockholders following their election, with each director in each such class to hold office until his or her successor is duly elected and qualified, subject to his or her earlier death, disability, disqualification, resignation or removal. If the total number of authorized directors is changed, any increase or decrease shall be apportioned among the number of directors in each class as nearly equal as possible, and any director elected to fill a newly created directorship resulting from such increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case shall a decrease in the number of directors remove or shorten the term of any incumbent director. For the avoidance of doubt, the foregoing sentence shall not apply to the Additional Preferred Directors or to any increase or decrease in the total authorized number of directors in respect thereof.~~
During any period when the holders of any series of Preferred Stock have the right to elect additional directors (the additional directors elected by the separate vote of such holders following such event, the

“Additional Preferred Directors”) as provided for or fixed pursuant to the provisions of this Certificate of Incorporation (including pursuant to a Preferred Stock Designation), then upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total authorized number of directors of the Corporation shall automatically be increased by such specified number of directors, and the holders of such Preferred Stock shall be entitled to elect the Additional Preferred Directors so provided for or fixed pursuant to said provisions and (ii) each such Additional Preferred Director shall serve until such director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his or her earlier death, disability, disqualification, resignation or removal. Except as otherwise provided by the Board in the resolution or resolutions establishing such series, whenever the holders of any series of Preferred Stock having such right to elect Additional Preferred Directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such additional directors elected by the holders of such stock, or elected to fill any vacancies resulting from the death, disability, resignation, disqualification or removal of such additional directors, shall forthwith terminate and the total authorized number of directors of the Corporation shall automatically be reduced accordingly.
D. Vacancies.   Subject to the rights of holders of any series of Preferred Stock, any newly created directorship or any vacancy on the Board that results from the death, disability, resignation, disqualification or removal of any director or from any other cause shall be filled solely by a majority of the directors then in office, although less than a quorum, or by a sole remaining director and shall not be filled by the stockholders. Any director elected to fill a vacancy not resulting from a newly created directorship shall hold office for the remaining term of his or her predecessor and until his or her successor is duly elected and qualified, subject to his or her earlier death, disability, disqualification, resignation or removal.
E. Removal.   Subject to the rights of the holders of any series of Preferred Stock (including, without limitation, the right to elect the Additional Preferred Directors) and the terms of the Investor Rights Agreement, (i) any director or the entire Board may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of shares representing at least a majority of the voting power of the issued and outstanding Common Stock and (ii) any director serving on a committee of the Board may be removed from such committee at any time by the Board.
F. Committees.   Pursuant to the bylaws of the Corporation (as amended and/or restated from time to time, the “Bylaws”), the Board may establish one or more committees to which may be delegated any or all of the powers and duties of the Board to the fullest extent permitted by law.
G. Stockholder Nominations and Introduction of Business.   Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders shall be given in the manner provided by the Bylaws.
SIXTH:   Unless and except to the extent that the Bylaws shall so require, the election of directors of the Corporation need not be by written ballot.
SEVENTH:   To the fullest extent permitted by the DGCL as it now exists and as it may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director; provided that nothing contained in this Article SEVENTH shall eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to the provisions of Section 174 of the DGCL or (iv) for any transaction from which the director derived an improper personal benefit. No repeal or modification of this Article SEVENTH shall apply to or have any adverse effect on any right or protection, or any limitation of the liability, of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.
EIGHTH:   The Corporation shall, to the fullest extent permitted by the DGCL as it now exists and as it may hereafter be amended, indemnify any person who is or was a director or officer of the Corporation from and against any and all of the expenses, liabilities or other matters referred to in or covered by the DGCL, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under the Bylaws, the Investor Rights Agreement, any statute, agreement, vote of stockholders or disinterested directors or otherwise and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.
The Corporation shall, to the fullest extent permitted by the DGCL as it now exists and as it may hereafter be amended, advance all costs and expenses (including, without limitation, attorneys’ fees and expenses) incurred by any current or former director or officer, with respect to any one or more actions, suits or proceedings, whether civil or criminal, administrative or investigative, so long as the Corporation receives from such current or former director or officer an unsecured undertaking to repay such expenses if it shall ultimately be determined that such director or officer is not entitled to be indemnified by the Corporation under the DGCL. Such obligation to advance costs and expenses shall include, without limitation, costs and expenses incurred in asserting affirmative defenses, counterclaims and cross claims.
The Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to advancement of expenses to any employee or agent of the Corporation up to the extent that the provisions of this Article EIGHTH permit the indemnification and advancement of expenses of current or former directors and officers of the Corporation.
Any repeal or modification of this Article EIGHTH shall not adversely affect any right to indemnification or to advancement of expenses of any person existing at the time of such repeal or modification with respect to any matters occurring prior to such repeal or modification.
NINTH:   The Corporation elects not to be governed by or subject to Section 203 of the DGCL.
TENTH:   Subject to the terms of any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at an annual or special meeting of the stockholders and may not be effected by written consent in lieu of a meeting. Notwithstanding the foregoing, for so long as the Sponsors collectively continue to beneficially own at least a majority of the outstanding shares of Class A Common Stock, any action required or permitted to be taken by the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action to be taken, are signed by the holders of outstanding stock having at least the minimum number of votes necessary to authorize such action.
ELEVENTH:   Unless otherwise required by law or by the Certificate of Incorporation, special meetings of stockholders for any purpose or purposes may be called at any time by either (i) the Board or (ii) the Chairperson of the Board, if there be one, and may not be called by any other person or persons. Notwithstanding the foregoing, for so long as the Sponsors collectively continue to beneficially own at least a majority of the outstanding shares of Class A Common Stock, special meetings of the stockholders shall be called by the Secretary upon request of the holders of a majority of the outstanding shares of Class A Common Stock. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.
TWELFTH:   The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and any other provisions authorized by the DGCL may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article TWELFTH. Notwithstanding any other provision of this Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote, but in addition to any vote required by law and subject to the second sentence of Section A(2) of Article FOURTH, this Certificate of Incorporation or any Preferred Stock Designation, the affirmative vote of holders of shares representing at least a majority of the votes that would be entitled to be cast on such matter by the then outstanding shares of all classes and series of capital stock of the Corporation at any annual or special meeting of stockholders, voting together as a single class, shall be required to amend, alter, change or repeal any provision of this Certificate of Incorporation, or to adopt any new provision of this Certificate of Incorporation; provided from and after such time that the Sponsors, collectively, cease to beneficially own shares of capital stock representing at least a majority of the votes entitled to be cast by the then outstanding shares of all classes and series of capital stock of the Corporation entitled generally to vote on the election of the directors of the Corporation at any annual or special meeting of stockholders, the affirmative vote of the holders of shares representing at least two-thirds of the votes that would be entitled to be cast on such matter by the then outstanding shares of all classes and series of capital stock of the Corporation at any annual or special meeting of stockholders, voting together as a single class, shall be required to amend, alter, change or repeal, or adopt any provision inconsistent with, any of Article FIFTH, Article SEVENTH, Article TENTH, Article ELEVENTH, Article THIRTEENTH, Article FOURTEENTH, Article FIFTEENTH and this sentence of this Certificate of Incorporation, or in each case, the definition of any capitalized terms used therein or any successor provision (including, without limitation, any such article or section as renumbered as a result of any amendment, alteration, change, repeal or adoption of any other provision of this Certificate of Incorporation). Any amendment, repeal, modification or expiration of any of Article SEVENTH, Article EIGHTH, Article THIRTEENTH and this sentence shall not adversely affect any right or protection of any person existing thereunder with respect to any act or omission occurring prior to such repeal or modification.
THIRTEENTH:
A. This Article THIRTEENTH anticipates the possibility that (i) one or more of the Sponsors may be a controlling, majority or significant stockholder of the Corporation, (ii) certain Sponsor Officials may also serve as Corporation Officials, (iii) the Corporation Entities and the Sponsor Entities may, from time to time, (a) engage in the same, similar or related activities or lines of business or other business activities that overlap or compete with those of the other and (b) have an interest in the same areas of corporate opportunities, and (iv) benefits may be derived by the Corporation Entities through their contractual, corporate and business relations with the Sponsor Entities. The provisions of this Article THIRTEENTH shall, to the fullest extent permitted by law, define the conduct of certain affairs of the Corporation Entities and Corporation Officials as they may involve the Sponsor Entities, and the powers, rights, duties and liabilities of the Corporation Entities and Corporation Officials in connection therewith.
B. To the fullest extent permitted by law, no contract, agreement, arrangement or transaction (or any amendment, modification or termination thereof) entered into between any Corporation Entity, on the one hand, and any Sponsor Entity, on the other hand, shall be void or voidable or be considered unfair to the Corporation or any Corporation Controlled Affiliate by reason of any Sponsor Entity being a party thereto, or because (i) any Sponsor Official is a party thereto, or (ii) any Sponsor Official was present at or participated in any meeting of (a) the Board or a committee thereof or (b) the board of directors of any Corporation Controlled Affiliate or a committee thereof, in either case that authorized the contract, agreement, arrangement or transaction (or any amendment, modification or termination thereof), or (iii) in the case of clauses (ii)(a) and (b), any Sponsor Official’s votes were counted for such purpose. To the fullest extent permitted by law, no such contract, agreement, arrangement or transaction (or any amendment, modification or termination thereof) or the performance thereof by any Corporation Entity shall be considered to be contrary to any fiduciary duty owed to any of the Corporation Entities or to any of their respective equity holders by any Sponsor Entity or by any Corporation Official (including any Corporation Official who may have been a Sponsor Official) and each such Corporation Official shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation Entities, and shall be deemed not to have breached his or her duties of loyalty to the Corporation Entities and their respective equity holders, and not to have derived an improper personal benefit therefrom.
To the fullest extent permitted by law, no Corporation Official shall have or be under any fiduciary duty to any Corporation Entity or its equity holders to refrain from acting on behalf of any such Corporation Entity (or on behalf of any Sponsor Entity if such Corporation Official is also a Sponsor Official) in respect of any such contract, agreement, arrangement or transaction (or any amendment, modification, or termination thereof) or to refrain from performing any such contract, agreement, arrangement or transaction (or any amendment, modification or termination thereof) in accordance with its terms.
C. The Corporation may from time to time enter into and perform, and cause or permit any Corporation Controlled Affiliate to enter into and perform, one or more agreements (or amendments or modifications to pre-existing agreements) with any one or more of the Sponsor Entities pursuant to which any one or more Corporation Entities, on the one hand, and any one or more of the Sponsor Entities, on the other hand, agree to engage in transactions of any kind or nature, or agree to compete, or to refrain from competing or to limit or restrict their competition, with each other (or with any one or more other Sponsor Entities or Corporation Entities, respectively), including to allocate and to cause Corporation Officials and Sponsor Officials (including any person who is both a Corporation Official and a Sponsor Official) to allocate or refer opportunities between such Corporation Entities and Sponsor Entities. To the fullest extent permitted by law, neither any such agreement, nor the performance thereof by any Corporation Entity or any Sponsor Entity, shall be considered contrary to (i) any fiduciary duty that any Sponsor Entity may owe to any Corporation Entity or its equity holders by reason of any Sponsor Entity being, directly or indirectly, a controlling, majority or significant equity holder of any such Corporation Entity or participating in the control of any such Corporation Entity or (ii) any fiduciary duty that any Corporation Official who is also a Sponsor Official may owe to any Corporation Entity or its equity holders. To the fullest extent permitted by law, no Sponsor Entity, by reason of being, directly or indirectly, a controlling, majority or significant equity holder of any Corporation Entity or participant in control of any Corporation Entity, shall have or be under any fiduciary duty to refrain from entering into any agreement or participating in any transaction referred to above, and no Corporation Official who is also a Sponsor Official shall have or be under any fiduciary duty to any Corporation Entity or its equity holders to refrain from acting on behalf of any Corporation Entity or any Sponsor Entity in respect of any such agreement or transaction or performing any such agreement in accordance with its terms.
D. Except as otherwise agreed in writing between the Corporation and Sponsor, the Sponsor Entities shall, to the fullest extent permitted by law, have no duty to refrain from (i) engaging in the same or similar activities or lines of business as any Corporation Entity, (ii) doing business with any client, customer or vendor of any Corporation Entity or (iii) employing or otherwise engaging or soliciting for such purpose any Corporation Official or employee of any Corporation Entity. To the fullest extent permitted by law, no Sponsor Entity shall be deemed to have breached its fiduciary duties, if any, to any Corporation Entity or its equity holders solely by reason of engaging in any activity described in clauses (i) through (iii) of the immediately preceding sentence. If any Sponsor Entity is offered, or acquires knowledge of, a potential transaction or business opportunity that is or may be a corporate opportunity for any Corporation Entity, the Corporation, on behalf of itself and each Corporation Controlled Affiliate, to the fullest extent permitted by law, renounces any interest or expectancy in such potential transaction or business opportunity or in being offered an opportunity to participate therein and waives any claim that such potential transaction or business opportunity constituted a corporate opportunity that should have been presented to any Corporation Entity.
In the case of any potential transaction or business opportunity in which the Corporation has renounced its interest and expectancy in the immediately preceding sentence, the Sponsor Entities shall, to the fullest extent permitted by law, not be liable to any Corporation Entity or its equity holders for breach of any fiduciary duty as a direct or indirect equity holder of any Corporation Entity by reason of the fact that any one or more of the Sponsor Entities pursues or acquires such potential transaction or business opportunity for itself, directs such potential transaction or business opportunity to another person or entity, or otherwise does not communicate information regarding such potential transaction or business opportunity to the Corporation or any Corporation Controlled Affiliate.
E. If a Corporation Official who is also a Sponsor Official is offered, or acquires knowledge of, a potential transaction or business opportunity that is or may be a corporate opportunity for any Corporation Entity in any manner, (i) the Corporation, on behalf of itself and each Corporation Controlled Affiliate, to the fullest extent permitted by law except as provided in this Section E of Article THIRTEENTH, renounces any interest or expectancy in such potential transaction or business opportunity or in being offered an opportunity to participate therein and waives any claim that such potential transaction or business opportunity constituted a corporate opportunity that should have been presented to the Corporation or any such Corporation Controlled Affiliate and (ii) such Corporation Official shall have no duty to communicate or present such potential transaction or business opportunity to the Corporation or any Corporation Controlled Affiliate and shall, to the fullest extent permitted by law, not be liable to any Corporation Entity or its equity holders for breach of any fiduciary duty as a Corporation Official, including without limitation by reason of the fact that any one or more of the Sponsor Entities pursues or acquires such potential transaction or business opportunity for itself, directs such potential transaction or business opportunity to another person or entity, or otherwise does not communicate information regarding such potential transaction or business opportunity to the Corporation or any Corporation Controlled Affiliate.

Notwithstanding anything to the contrary in this Section E of Article THIRTEENTH, the Corporation does not renounce any interest or expectancy it may have in any corporate opportunity that is expressly offered to any Corporation Official in writing solely in his or her capacity as a Corporation Official.
F. No amendment or repeal of this Article THIRTEENTH shall apply to or have any effect on the liability or alleged liability of any Sponsor Entity or Corporation Official for or with respect to any corporate opportunity that such Sponsor Entity or Corporation Official was offered, or of which such Sponsor Entity or Corporation Official acquired knowledge, prior to such amendment or repeal.
G. In addition to, and notwithstanding the foregoing provisions of this Article THIRTEENTH, a potential transaction or business opportunity (i) that the Corporation Entities are not financially able, contractually permitted or legally able to undertake or (ii) that is, from its nature, not in the line of the Corporation Entities’ business, is of no practical advantage to any Corporation Entity or is one in which no Corporation Entity has any interest or reasonable expectancy, shall not, in any such case, be deemed to constitute a corporate opportunity belonging to the Corporation or any Corporation Controlled Affiliate, and the Corporation, on behalf of itself and each Corporation Controlled Affiliate, to the fullest extent permitted by law, hereby renounces any interest or expectancy therein or being offered an opportunity to participate therein.
H. The alteration, amendment or repeal of this Article THIRTEENTH shall not apply to or have any effect on (i) the liability or alleged liability of any Sponsor Entity or Corporation Official for or with respect to any corporate opportunity that such Sponsor Entity or Corporation Official was offered, or of which such Sponsor Entity or Corporation Official acquired knowledge, or (ii) the void or voidable nature of, deemed unfairness of, deemed conduct of persons with respect to or any fiduciary duty of any person applicable to any contract, agreement, arrangement or transaction (or any amendment, modification or termination thereof) entered into between any Corporation Entity, on the one hand, and any Sponsor Entity, on the other hand, in each case, prior to such alteration, amendment or repeal.
FOURTEENTH:   In furtherance and not in limitation of the powers conferred upon it by the laws of the State of Delaware, the Board shall have the power to adopt, amend, alter or repeal the Bylaws. The Bylaws may also be adopted, amended, altered or repealed by the affirmative vote of the holders of at least two-thirds of the votes that would be entitled to be cast on such matter by the then outstanding shares of all classes and series of capital stock of the Corporation, at any annual or special meeting or stockholders, voting together as a single class. In addition to the powers and authority herein or by statute expressly conferred upon them, the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject to the provisions of the DGCL and the Certificate of Incorporation.
FIFTEENTH: Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer or other employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, this Certificate of Incorporation or the Bylaws or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware, or (iv) any action asserting a claim governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article FIFTEENTH.
SIXTEENTH:   Except as otherwise defined in this Certificate of Incorporation, the following terms shall have the meanings ascribed to them below:
A. “beneficial ownership” (or words or phrases of similar import) shall have the meaning given to such term in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended.
B. “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract, or otherwise. A person who is the owner of 10% or more of the outstanding voting stock of any corporation, partnership, limited liability company, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary.
C. “corporate opportunity” shall include, but not be limited to, business opportunities that (1) the Corporation or any Corporation Controlled Affiliate is financially able to undertake, (2) are, from their nature, in the line of the Corporation’s or any Corporation Controlled Affiliate’s business, and (3) are of practical advantage to the Corporation or any Corporation Controlled Affiliate and ones in which the Corporation or any Corporation Controlled Affiliate, but for the provisions of Article FOURTEENTH, would have an interest or a reasonable expectancy.
D. “Corporation Controlled Affiliate” shall mean (1) any person of which the Corporation is the beneficial owner (directly or indirectly) of 10% or more of the outstanding voting stock, voting power, partnership interests or similar voting interests or (2) any other person that (directly or indirectly) is controlled by the Corporation.
E. “Corporation Entity” shall mean any one or more of the Corporation and the Corporation Controlled Affiliates.
F. “Corporation Official” shall mean each person who is a director or an officer (or both) of the Corporation or one or more Corporation Controlled Affiliates.
G. “person” shall mean a natural person, corporation, partnership, limited liability company, joint venture, association or legal entity of any kind; each reference to a “natural person” (or to a “record holder” of shares, if a natural person) shall be deemed to include in his or her representative capacity a guardian, committee, executor, administrator or other legal representative of such natural person or record holder.
H. “Sponsors” shall mean (1) Ares Corporate Opportunities Fund III, L.P., (2) FS Equity Partners VI, L.P. and FS Affiliates VI, L.P., (3) each of their respective affiliates (other than the Corporation and Corporation Controlled Affiliates), (4) any general partner, managing member or partner, director, officer or employee of such Sponsor or any affiliate of such Sponsor, (5) any private equity fund now or hereafter existing that is controlled by one or more of, or shares the same management company with, such Sponsor and (6) any successor by operation of law (including, without limitation, by merger or otherwise) of each of the foregoing or any such successor.
I. “Sponsor Controlled Affiliate” shall mean, other than the Corporation or any Corporation Controlled Affiliate, (1) any person of which one or more Sponsors, collectively, beneficially own 10% or more of the outstanding voting stock, voting power, partnership interests or similar voting interests or (2) any other person that (directly or indirectly) is controlled by any Sponsor, controls any Sponsor or is under common control with any Sponsor.
J. “Sponsor Entity” shall mean any one or more of the Sponsors and the Sponsor Controlled Affiliates.
K. “Sponsor Official” shall mean each person who is a director, officer, employee, managing director or other affiliate (or any combination of the foregoing) of any Sponsor or one or more Sponsor Controlled Affiliates.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned has executed this Restated Certificate of Incorporation as of this 24th day of April, 2017.
FLOOR & DECOR HOLDINGS, INC.
By:

Name:
Title:

Appendix B
CERTIFICATE OF AMENDMENT TO THE
AMENDED & RESTATED CERTIFICATE OF INCORPORATION OF
FLOOR & DECOR HOLDINGS, INC.
FLOOR & DECOR HOLDINGS, INC. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), DOES HEREBY CERTIFY that:
1.   The Corporation’s original certificate of incorporation was filed with the Secretary of State of the State of Delaware on October 15, 2010.
2.   The Corporation’s Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on April 14, 2017 (the “Restated Certificate of Incorporation”).
3.   The required holders of the Corporation’s issued and outstanding capital stock approved and adopted this Certificate of Amendment to the Restated Certificate of Incorporation (the “Certificate of Amendment”) in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware and Article TWELFTH of the Restated Certificate of Incorporation.
4.   Capitalized terms used and not otherwise defined herein have the meanings set forth in the Restated Certificate of Incorporation.
5.   The Certificate of Incorporation is hereby amended in its entirety as follows:
FIRST: The Restated Certificate of Incorporation is hereby amended to (i) delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and (ii) add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text)) as set forth in the pages of the Restated Certificate of Incorporation attached as Annex A hereto.
SECOND: The Certificate of Amendment was duly adopted in accordance with the provisions of Sections 228 and 242 of the DGCL.
THIRD: All other provisions of the Certificate of Incorporation shall remain in full force and effect.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Restated Certificate of Incorporation of the Corporation to be signed this       day of            , 2021.

By:
Title:
Signature Page to Certificate Of Amendment to the Restated Certificate of Incorporation of Floor &
Decor Holdings, Inc.

ANNEX A
RESTATED
CERTIFICATE OF INCORPORATION
OF
FLOOR & DECOR HOLDINGS, INC.
(Pursuant to Sections 242 and 245 of the
General Corporation Law of the State of Delaware)
Floor & Decor Holdings, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:
1.   The Corporation’s original certificate of incorporation was filed with the Secretary of State of the State of Delaware on October 15, 2010, under the name FDO Holdings, Inc., and has been amended and/or restated from time to time (as heretofore amended and/or restated, the “Prior Certificate of Incorporation”).
2.   This Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation in accordance with Sections 242 and 245 of the DGCL.
3.   The required holders of the Corporation’s issued and outstanding capital stock approved and adopted this Restated Certificate of Incorporation in accordance with Sections 228, 242 and 245 of the DGCL.
4.   This Restated Certificate of Incorporation restates and integrates and also further amends the Prior Certificate of Incorporation, which is hereby amended and restated in its entirety to read as follows:
FIRST: The name of the corporation is Floor & Decor Holdings, Inc. (the “Corporation”).
SECOND: The address of the registered office of the Corporation in the State of Delaware is Corporation Service Company, 2711 Centerville Road, Suite 400, County of New Castle, Wilmington, Delaware 19808. The name of the registered agent of the Corporation in the State of Delaware at such address is The Corporation Service Company.
THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized and incorporated under the General Corporation Law of the State of Delaware (the “DGCL”) or any applicable successor act thereto, as the same may be amended from time to time.
FOURTH: The total number of shares of capital stock the Corporation shall have authority to issue is ~~500~~460,000,000 shares consisting of (A) ~~490~~450,000,000 shares of common stock ~~(“Common Stock”), divided into (i) 450,000,000 shares of Class A Common Stock~~, $0.001 par value per share (the “~~Class A~~ Common Stock”)~~, (ii) 10,000,000 shares of Class B Common Stock, $0.001 par value per share (the “Class B Common Stock”) and (iii) 30,000,000 shares of Class C Common Stock, $0.001 par value per share (the “Class C Common Stock”)~~ and (B) 10,000,000 shares of undesignated Preferred Stock, par value $0.001 per share (“Preferred Stock”).
~~Upon the filing and effectiveness of this Restated Certificate of Incorporation (as amended and/or restated from time to time, including the terms of any Preferred Stock Designation (as defined below), this “Certificate of Incorporation”) with the Secretary of State of the State of Delaware (the “Effective Time”), (a) each share of Class A Common Stock issued and outstanding or held by the Corporation in treasury immediately prior to the Effective Time (“Old Class A Common Stock”), without any further action by the Corporation or the holder thereof, shall be automatically reclassified into 321.820 validly issued, fully paid and non-assessable shares of new Class A Common Stock (“New Class A Common Stock”); (b) each share of Class B Common Stock issued and outstanding or held by the Corporation in treasury immediately prior to the Effective Time (“Old Class B Common Stock”), without any further action by the Corporation or the holder~~

~~thereof, shall be automatically reclassified into 321.820 validly issued, fully paid and non-assessable shares of new Class B Common Stock (“New Class B Common Stock”); and (c) each share of Class C Common Stock issued and outstanding or held by the Corporation in treasury immediately prior to the Effective Time (“Old Class C Common Stock” and, together with the Old Class A Common Stock and the Old Class B Common Stock, the “Old Common Stock”), without any further action by the Corporation or the holder thereof, shall be automatically reclassified into 321.820 validly issued, fully paid and non-assessable shares of new Class C Common Stock (“New Class C Common Stock” and, together with the New Class A Common Stock and the New Class B Common Stock, the “New Common Stock”) (collectively, the “Common Stock Split”). From and after the Effective Time, each stock certificate representing shares of Old Common Stock shall automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock into which such shares of Old Common Stock represented by such certificate shall have been reclassified (as well as the right to receive cash in lieu of fractional shares of New Common Stock); provided that, upon surrender of a stock certificate or certificates that represented shares of Old Common Stock immediately prior to the Effective Time, such shares of New Common Stock may be issued in uncertificated form. No fractional shares shall be issued in connection with the Common Stock Split. Stockholders who otherwise would have been entitled to receive any fractional share of New Common Stock, in lieu thereof, shall be entitled to receive from the Corporation an amount in cash (without interest) equal to the fair value of such fractional share as determined by the Board of Directors of the Corporation (the “Board”) in its sole discretion as of the time hereof.~~
Subject to the rights of the holders of any series of Preferred Stock, the number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL, and no vote of the holders of Common Stock or Preferred Stock voting separately as a class shall be required therefor.
A.   Common Stock.
1.   Ranking.   The voting, dividend and liquidation rights of the holders of Common Stock are subject to and qualified by the rights of the holders of Preferred Stock of any series as may be designated by the Board of Directors of the Corporation (the “Board”) ~~Board~~ upon any issuance of the Preferred Stock of any series.
2.   Voting.   Except as otherwise provided by law or by the resolution or resolutions providing for the issue of any series of Preferred Stock, each holder of outstanding shares of ~~(a) Class A~~ Common Stock shall have the exclusive right to vote for the election and removal of directors and for all other purposes and shall be entitled to one vote for each share of ~~Class A~~ Common Stock standing in his, her or its name on the transfer books of the Corporation in connection with all matters submitted to a vote of stockholders ~~and (b) Class B Common Stock or Class C Common Stock shall not be entitled to any voting rights with respect to any matters submitted to a vote of stockholders~~. Notwithstanding any other provision of this Restated Certificate of Incorporation (as amended and/or restated from time to time, including the terms of any Preferred Stock Designation (as defined below), this “Certificate of Incorporation”) ~~Certificate of Incorporation~~ to the contrary, the holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Preferred Stock Designation) or the DGCL. ~~The affirmative vote of a majority of the outstanding shares of (i) Class B Common Stock, voting separately as a class, shall be required to make any amendments to the Certificate of Incorporation that adversely affect the rights and preferences of the Class B Common Stock, and (ii) Class C Common Stock, voting separately as a class, shall be required to make any amendments to the Certificate of Incorporation that adversely affect the rights and preferences of the Class C Common Stock.~~ There shall be no cumulative voting for the election of directors.
3.   Dividends; Distributions.   Subject to the rights, if any, of the holders of any outstanding series of Preferred Stock, each share of Common Stock shall be entitled to receive and share equally in all dividends paid out of any funds of the Corporation legally available therefor when, as and if declared by the Board from time to time out of assets or funds of the Corporation legally available therefor~~; provided, however, that if such dividend is paid in the form of shares of Common Stock or rights to acquire Common Stock, the holders of Class A Common Stock shall receive Class A Common Stock or rights to acquire Class A Common Stock, as the case may be, the holders of Class B Common Stock shall receive Class B Common Stock or rights to acquire Class B Common Stock, as the case may be, and the holders of Class C Common Stock shall receive Class C Common Stock or rights to acquire Class C Common Stock, as the case may be~~.
4.   Changes in Capitalization.   If there is an increase or decrease in the number of issued shares of Common Stock resulting from any stock split, stock dividend, reverse stock split, combination, subdivision or reclassification of one class of Common Stock, or any other similar event resulting in an increase or decrease in the number of outstanding shares of such class of Common Stock, the outstanding shares of the other class of Common Stock shall be increased or decreased in the same manner and in the same proportion.
5.   Liquidation.   Upon the dissolution, liquidation or winding up of the affairs of the Corporation, subject to the rights, if any, of the holders of any outstanding series of Preferred Stock and the claims of creditors, the holders of shares of Common Stock shall be entitled to receive the assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them. A dissolution, liquidation or winding up of the affairs of the Corporation, as such terms are used in this Section A(5) of Article FOURTH, shall not be deemed to be occasioned by or to include any consolidation or merger of the Corporation with or into any other person or a sale, lease, exchange or conveyance of all or a part of its assets.
6.   No Preemptive or Subscription Rights.   No holder of shares of Common Stock shall be entitled to preemptive or subscription rights.
7.   ~~Conversion~~.
a.   ~~Automatic Conversion of Class B Common Stock.   All shares of Class B Common Stock shall be automatically, without further action by any holder thereof, converted into an identical number of shares of Class A Common Stock immediately upon the consummation of the initial public offering of Common Stock of the Corporation pursuant to the Corporation’s Registration Statement on Form S-1 (Reg. No. 333-216000) (a “Class B Conversion Event”). Each outstanding stock certificate that, immediately prior to a Class B Conversion Event, represented one or more shares of Class B Common Stock subject to such Class B Conversion Event shall, upon such Class B Conversion Event, be deemed to represent an equal number of shares of Class A Common Stock, without the need for surrender or exchange thereof. The Corporation shall, upon the request of any holder whose shares of Class B Common Stock have been converted into shares of Class A Common Stock as a result of a Class B Conversion Event and upon surrender by such holder to the Corporation of the outstanding certificate(s) formerly representing such holder’s shares of Class B Common Stock (if any), either (x) issue and deliver to such holder certificate(s) representing the shares of Class A Common Stock into which such holder’s shares of Class B Common Stock were converted as a result of such Class B Conversion Event (if such shares are to be certificated) or, (y) register such shares in book-entry form (at the option of the Corporation). Upon the occurrence of a Class B Conversion Event, the rights of a holder of one or more shares of Class B Common Stock subject to such Class B Conversion Event in respect thereof will cease (other than the right to receive any dividend or other distribution that has been declared by the Board to be payable on or following the date of such a Class B Conversion Event to holders of record of shares of Class B Common Stock subject to such Class B Conversion Event on a date prior to the date of such a Class B Conversion Event).~~
~~b.   Automatic Conversion of Class C Common Stock.   Shares of Class C Common Stock shall be automatically, without further action by the holder thereof, converted into an identical number of shares of Class A Common Stock if the beneficial owner of such shares of Class C Common Stock is no longer FS Equity Partners VI, L.P., FS Affiliates VI, L.P. or their Affiliated Persons (as defined in the Investment Company Act of 1940, as amended) (a “Class C Automatic Conversion Event”). Each outstanding stock certificate that, immediately prior to a Class C Automatic Conversion Event, represented one or more shares of Class C Common Stock subject to such Class C~~

~~Automatic Conversion Event shall, upon such Class C Automatic Conversion Event, be deemed to represent an equal number of shares of Class A Common Stock, without the need for surrender or exchange thereof. The Corporation shall, upon the request of any holder whose shares of Class C Common Stock have been converted into shares of Class A Common Stock as a result of a Class C Automatic Conversion Event and upon surrender by such holder to the Corporation of the outstanding certificate(s) formerly representing such holder’s shares of Class C Common Stock (if any), either (x) issue and deliver to such holder certificate(s) representing the shares of Class A Common Stock into which such holder’s shares of Class C Common Stock were converted as a result of such Class C Automatic Conversion Event (if such shares are to be certificated) or, (y) register such shares in book-entry form (if such shares are to be uncertificated) (at the option of the Corporation). Upon the occurrence of a Class C Automatic Conversion Event, the rights of a holder of one or more shares of Class C Common Stock subject to such Class C Automatic Conversion Event in respect thereof will cease (other than the right to receive any dividend or other distribution that has been declared by the Board to be payable on or following the date of such a Class C Automatic Conversion Event to holders of record of shares of Class C Common Stock subject to such Class C Automatic Conversion Event on a date prior to the date of such a Class C Automatic Conversion Event).~~
~~c. Voluntary Conversion of Class C Common Stock.   Shares of Class C Common Stock may be converted into an identical number of shares of Class A Common Stock at the option of the holder thereof at any time upon written notice to the Corporation if following such conversion, either of (i) FS Equity Partners VI, L.P., FS Affiliates VI, L.P. and their Affiliated Persons, in the aggregate or (ii) Ares Corporate Opportunities Fund III, L.P. and its Affiliated Persons, in the aggregate, do not beneficially own more than 24.9% of the outstanding shares of Class A Common Stock (a “Class C Voluntary Conversion”). Before any holder of Class C Common Stock shall be entitled to voluntarily convert any shares of such Class C Common Stock, such holder shall surrender the certificate or certificates therefor (if any), duly endorsed, at the principal corporate office of the Corporation or of any transfer agent for the Class C Common Stock, and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names (i) in which the certificate or certificates representing the shares of Class A Common Stock into which the shares of Class C Common Stock are so converted are to be issued if such shares are certificated or (ii) in which such shares are to be registered in book entry if such shares are uncertificated. The Corporation shall, as soon as practicable thereafter, at the Corporation’s option either (x) issue and deliver at such office to such holder of Class C Common Stock, or to the nominee or nominees of such holder, a certificate or certificates representing the number of shares of Class A Common Stock to which such holder shall be entitled as aforesaid (if such shares are to be certificated) or, (y) register such shares in book-entry form (if such shares are to be uncertificated). Such conversion shall be deemed to have been made immediately prior to the close of business on the date such holder’s written notice of election to convert required by this Section A(7)(c) of ARTICLE FOURTH is received by the Corporation, and the person or persons entitled to receive the shares of Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Class A Common Stock as of such date. Upon the occurrence of a Class C Voluntary Conversion, the rights of a holder of one or more shares of Class C Common Stock subject to such Class C Voluntary Conversion in respect thereof will cease (other than the right to receive any dividend or other distribution that has been declared by the Board to be payable on or following the date of such Class C Voluntary Conversion to holders of record of shares of Class C Common Stock subject to such Class C Voluntary Conversion on a date prior to the date of such Class C Voluntary Conversion).~~
~~d.   Voluntary Conversion of Class A Common Stock.   Shares of Class A Common Stock held by FS Equity Partners VI, L.P., FS Affiliates VI, L.P. or their Affiliated Persons may be converted into an identical number of shares of Class C Common Stock at the option of the holder thereof at any time upon written notice to the Corporation (a “Class A Voluntary Conversion”). Before any holder of Class A Common Stock shall be entitled to voluntarily convert any shares of such Class A Common Stock, such holder shall surrender the certificate or certificates therefor (if any), duly endorsed, at the principal corporate office of the Corporation or of any transfer agent for the Class A Common Stock, and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names (i) in which the certificate or certificates~~

~~representing the shares of Class C Common Stock into which the shares of Class A Common Stock are so converted are to be issued if such shares are certificated or (ii) in which such shares are to be registered in book entry if such shares are uncertificated.~~
~~The Corporation shall, as soon as practicable thereafter, at the Corporation’s option either (x) issue and deliver at such office to such holder of Class A Common Stock, or to the nominee or nominees of such holder, a certificate or certificates representing the number of shares of Class C Common Stock to which such holder shall be entitled as aforesaid (if such shares are to be certificated) or, (y) register such shares in book-entry form (if such shares are to be uncertificated). Such conversion shall be deemed to have been made immediately prior to the close of business on the date such holder’s written notice of election to convert required by this Section A(7)(d) of ARTICLE FOURTH in received by the Corporation, and the person or persons entitled to receive the shares of Class C Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Class C Common Stock as of such date. Upon the occurrence of a Class A Voluntary Conversion, the rights of a holder of one or more shares of Class A Common Stock subject to such Class A Voluntary Conversion in respect thereof will cease (other than the right to receive any dividend or other distribution that has been declared by the Board to be payable on or following the date of such Class A Voluntary Conversion to holders of record of shares of Class A Common Stock subject to such Class A Voluntary Conversion on a date prior to the date of such Class A Voluntary Conversion)~~
~~e.   The Corporation will at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of issuance upon the conversion of Class B Common Stock and Class C Common Stock as provided herein, the maximum number of shares as shall then be issuable upon the conversion of all then outstanding shares of Class B Common Stock and Class C Common Stock. The Corporation will at all times reserve and keep available out of its authorized but unissued shares of Class C Common Stock, solely for the purpose of issuance upon the conversion of Class A Common Stock as provided herein, the maximum number of shares as shall then be issuable upon the conversion of all then outstanding shares of Class A Common Stock.~~
~~f.   The issuance of shares of Common Stock pursuant to this Section A(7) of ARTICLE FOURTH will be made without charge to the holders of such shares for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and issuance; provided~~, that the holder of such shares of Common Stock shall be responsible for any transfer taxes due in connection with the conversion thereof. The Corporation will not close its books against the transfer of its Common Stock in any manner that would interfere with the timely conversion of Common Stock pursuant to this Section A(7) of ARTICLE FOURTH.
B.   Preferred Stock.   Shares of Preferred Stock may be issued from time to time in one or more series. The Board is hereby authorized to provide by resolution or resolutions from time to time for the issuance, out of the unissued and undesignated shares of Preferred Stock, of one or more series of Preferred Stock, without stockholder approval, by filing a certificate pursuant to the DGCL (a “Preferred Stock Designation”), setting forth such resolution or resolutions and, with respect to each such series, (i) establishing the number of shares to be included therein and (ii) fixing (x) the voting powers, full or limited, or no voting power of the shares thereof, and (y) the designation, preferences and relative, participating, optional or other special rights, if any, of the shares thereof and any qualifications, limitations or restrictions with respect thereto. The powers, designation, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations and restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.
The authority of the Board with respect to each series of Preferred Stock shall include, but not be limited to, the determination of the following:
1.   the designation of the series, which may be by distinguishing number, letter or title;
2.   the number of shares of the series, which number the Board is authorized to thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

3.   the amounts or rates at which dividends will be payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative;
4.   the dates on which dividends, if any, shall be payable;
5.   the redemption rights and price or prices, if any, for shares of the series;
6.   the terms and amount of any sinking fund, if any, provided for the purchase or redemption of shares of the series;
7.   the amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;
8.   whether the shares of the series shall be convertible into or exchangeable for, shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;
9.   restrictions on the issuance of shares of the same series or any other class or series;
10.   the voting rights, if any, of the holders of shares of the series generally or upon specified events; and
11.   any other powers, preferences and relative, participating, optional or other special rights of each series of Preferred Stock, and any qualifications, limitations or restrictions thereof, all as may be determined from time to time by resolution or resolutions of the Board providing for the issuance of such series of Preferred Stock and set forth in the Preferred Stock Designation in respect thereof.
Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Preferred Stock to the extent permitted by law.
C.   ~~Other.~~
~~1.   Merger.   In case of any consolidation of the Corporation with one or more other corporations or entities or a merger of the Corporation with another corporation or entity in each case in which shares of Class A Common Stock, Class B Common Stock or Class C Common Stock are converted into (or entitled to receive with respect thereto) shares of stock and/or other securities or property (including cash, the “Merger Consideration”), each holder of a share of Class A Common Stock shall be entitled to receive with respect to such share the same kind and amount of Merger Consideration receivable upon such reorganization, consolidation or merger (a “Merger”) by a holder of a share of Class B Common Stock or Class C Common Stock and each holder of a share of Class B Common Stock or Class C Common Stock shall be entitled to receive with respect to such share the same kind and amount of Merger Consideration receivable upon such Merger by a holder of a share of Class A Common Stock; provided, however, that if the holders of Class A Common Stock, Class B Common Stock or Class C Common Stock are granted rights to elect to receive one of two or more alternative forms of Merger Consideration, the foregoing shall be deemed satisfied if holders of Class A Common Stock, holders of Class B Common Stock and holders of Class C Common Stock are granted substantially identical election rights.~~
~~2.   Investor Rights Agreement.   The Corporation, Ares Corporate Opportunities Fund III, L.P., FS Equity Partners VI, L.P. and FS Affiliates VI, L.P. are expected to enter into an Investor Rights Agreement in connection with the Corporation’s initial public offering (as amended, modified or supplemented, the “Investor Rights Agreement”). For so long as the Investor Rights Agreement is effective, the Corporation shall not take any action that violates or is inconsistent with the terms of the Investor Rights Agreement.~~ [Reserved.]
FIFTH:   This Article FIFTH is inserted for the management of the business and for the conduct of the affairs of the Corporation.

A.   General Powers.   The business and affairs of the Corporation shall be managed by or under the direction of the Board, except as otherwise provided by law.
B.   Number of Directors; Election of Directors.   Subject to the rights of the holders of any series of Preferred Stock to elect Additional Preferred Directors (as defined below), the number of directors of the Corporation shall not be fewer than three and shall be fixed from time to time by resolution of the Board. Other than directors who may be elected by the holders of shares of any series of Preferred Stock, each director shall be elected by the vote of the majority of the votes cast with respect to that director’s election at any meeting for the election of directors at which a quorum is present, provided that if, as of the tenth day preceding the date the Corporation first mails its notice of meeting for such meeting to the stockholders of the Corporation, the number of nominees exceeds the number of directors to be elected, then the directors shall be elected by the vote of a plurality of the votes cast. For purposes of this Section B of Article FIFTH, a majority of the votes cast shall mean that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” that director’s election (with “abstentions” and “broker nonvotes” not counted as votes cast either “for” or “against” any director’s election).
C.   Classes of Directors; Terms of Office.   Subject to the right of the holders of any series of Preferred Stock to elect directors, the Board (excluding any Additional Preferred Directors) shall be and hereby is divided into three classes, designated Class I, Class II and Class III, which classes shall be as nearly equal in number as possible.
The Board is authorized to assign members of the Board already in office to Class I, Class II or Class III at the time such classification becomes effective (the “Classification Effective Time”). The initial (i) Class I Ddirectors shall serve for a term expiring at the first annual meeting of stockholders of the Corporation following the Classification Effective Time, (ii) Class II Directors shall serve for a term expiring at the second annual meeting of stockholders following the Classification Effective Time and (iii) Class III Directors shall serve for a term expiring at the third annual meeting of the stockholders following the Classification Effective Time. Each director in each class shall hold office until his or her successor is duly elected and qualified, subject to his or her earlier death, disability, disqualification, resignation or removal. At each annual meeting of stockholders beginning with the first annual meeting of stockholders following the Classification Effective Time, the successors of the class of directors whose term expires at that annual meeting shall be elected to hold office for a term expiring at the third succeeding annual meeting of stockholders following their election, with each director in each such class to hold office until his or her successor is duly elected and qualified, subject to his or her earlier death, disability, disqualification, resignation or removal. If the total number of authorized directors is changed, any increase or decrease shall be apportioned among the number of directors in each class as nearly equal as possible, and any director elected to fill a newly created directorship resulting from such increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case shall a decrease in the number of directors remove or shorten the term of any incumbent director. For the avoidance of doubt, the foregoing sentence shall not apply to the Additional Preferred Directors or to any increase or decrease in the total authorized number of directors in respect thereof.
During any period when the holders of any series of Preferred Stock have the right to elect additional directors (the additional directors elected by the separate vote of such holders following such event, the “Additional Preferred Directors”) as provided for or fixed pursuant to the provisions of this Certificate of Incorporation (including pursuant to a Preferred Stock Designation), then upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total authorized number of directors of the Corporation shall automatically be increased by such specified number of directors, and the holders of such Preferred Stock shall be entitled to elect the Additional Preferred Directors so provided for or fixed pursuant to said provisions and (ii) each such Additional Preferred Director shall serve until such director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his or her earlier death, disability, disqualification, resignation or removal. Except as otherwise provided by the Board in the resolution or resolutions establishing such series, whenever the holders of any series of Preferred Stock having such right to elect Additional

Preferred Directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such additional directors elected by the holders of such stock, or elected to fill any vacancies resulting from the death, disability, resignation, disqualification or removal of such additional directors, shall forthwith terminate and the total authorized number of directors of the Corporation shall automatically be reduced accordingly.
D.   Vacancies.   Subject to the rights of holders of any series of Preferred Stock, any newly created directorship or any vacancy on the Board that results from the death, disability, resignation, disqualification or removal of any director or from any other cause shall be filled solely by a majority of the directors then in office, although less than a quorum, or by a sole remaining director and shall not be filled by the stockholders. Any director elected to fill a vacancy not resulting from a newly created directorship shall hold office for the remaining term of his or her predecessor and until his or her successor is duly elected and qualified, subject to his or her earlier death, disability, disqualification, resignation or removal.
E.   Removal.   Subject to the rights of the holders of any series of Preferred Stock (including, without limitation, the right to elect the Additional Preferred Directors) ~~and the terms of the Investor Rights Agreement~~, (i) any director or the entire Board may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of shares representing at least a majority of the voting power of the issued and outstanding Common Stock and (ii) any director serving on a committee of the Board may be removed from such committee at any time by the Board.
F.   Committees.   Pursuant to the bylaws of the Corporation (as amended and/or restated from time to time, the “Bylaws”), the Board may establish one or more committees to which may be delegated any or all of the powers and duties of the Board to the fullest extent permitted by law.
G.   Stockholder Nominations and Introduction of Business.   Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders shall be given in the manner provided by the Bylaws.
SIXTH:   Unless and except to the extent that the Bylaws shall so require, the election of directors of the Corporation need not be by written ballot.
SEVENTH:   To the fullest extent permitted by the DGCL as it now exists and as it may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director; provided that nothing contained in this Article SEVENTH shall eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to the provisions of Section 174 of the DGCL or (iv) for any transaction from which the director derived an improper personal benefit. No repeal or modification of this Article SEVENTH shall apply to or have any adverse effect on any right or protection, or any limitation of the liability, of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.
EIGHTH:   The Corporation shall, to the fullest extent permitted by the DGCL as it now exists and as it may hereafter be amended, indemnify any person who is or was a director or officer of the Corporation from and against any and all of the expenses, liabilities or other matters referred to in or covered by the DGCL, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under the Bylaws, ~~the Investor Rights Agreement,~~ any statute, agreement, vote of stockholders or disinterested directors or otherwise and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.
The Corporation shall, to the fullest extent permitted by the DGCL as it now exists and as it may hereafter be amended, advance all costs and expenses (including, without limitation, attorneys’ fees and expenses) incurred by any current or former director or officer, with respect to any one or more actions, suits or proceedings, whether civil or criminal, administrative or investigative, so long as the Corporation receives from such current or former director or officer an unsecured undertaking to repay such expenses if it shall ultimately be determined that such director or officer is not entitled to be indemnified by the

Corporation under the DGCL. Such obligation to advance costs and expenses shall include, without limitation, costs and expenses incurred in asserting affirmative defenses, counterclaims and cross claims.
The Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to advancement of expenses to any employee or agent of the Corporation up to the extent that the provisions of this Article EIGHTH permit the indemnification and advancement of expenses of current or former directors and officers of the Corporation.
Any repeal or modification of this Article EIGHTH shall not adversely affect any right to indemnification or to advancement of expenses of any person existing at the time of such repeal or modification with respect to any matters occurring prior to such repeal or modification.
NINTH:   The Corporation elects not to be governed by or subject to Section 203 of the DGCL.
TENTH:   Subject to the terms of any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at an annual or special meeting of the stockholders and may not be effected by written consent in lieu of a meeting. ~~Notwithstanding the foregoing, for so long as the Sponsors collectively continue to beneficially own at least a majority of the outstanding shares of Class A Common Stock, any action required or permitted to be taken by the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action to be taken, are signed by the holders of outstanding stock having at least the minimum number of votes necessary to authorize such action.~~
ELEVENTH:   Unless otherwise required by law or by the Certificate of Incorporation, special meetings of stockholders for any purpose or purposes may be called at any time by either (i) the Board or (ii) the Chairperson of the Board, if there be one, and may not be called by any other person or persons. ~~Notwithstanding the foregoing, for so long as the Sponsors collectively continue to beneficially own at least a majority of the outstanding shares of Class A Common Stock, special meetings of the stockholders shall be called by the Secretary upon request of the holders of a majority of the outstanding shares of Class A Common Stock.~~ Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.
TWELFTH:   The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and any other provisions authorized by the DGCL may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article TWELFTH. Notwithstanding any other provision of this Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote, but in addition to any vote required by law and subject to the second sentence of Section A(2) of Article FOURTH, this Certificate of Incorporation or any Preferred Stock Designation, the affirmative vote of holders of shares representing at least a majority of the votes that would be entitled to be cast on such matter by the then outstanding shares of all classes and series of capital stock of the Corporation at any annual or special meeting of stockholders, voting together as a single class, shall be required to amend, alter, change or repeal any provision of this Certificate of Incorporation, or to adopt any new provision of this Certificate of Incorporation~~; provided from and after such time that the Sponsors, collectively, cease to beneficially own shares of capital stock representing at least a majority of the votes entitled to be cast by the then outstanding shares of all classes and series of capital stock of the Corporation entitled generally to vote on the election of the directors of the Corporation at any annual or special meeting of stockholders, the affirmative vote of the holders of shares representing at least two-thirds of the votes that would be entitled to be cast on such matter by the then outstanding shares of all classes and series of capital stock of the Corporation at any annual or special meeting of stockholders, voting together as a single class, shall be required to amend, alter, change or repeal, or adopt any provision inconsistent with, any of Article FIFTH, Article SEVENTH, Article TENTH, Article ELEVENTH, Article THIRTEENTH, Article FOURTEENTH, Article FIFTEENTH and this sentence of this Certificate of Incorporation, or in each case, the definition of any capitalized terms used therein or any successor provision (including, without limitation, any such article or section as renumbered as a result of any amendment, alteration, change, repeal or adoption of any other provision of this Certificate of Incorporation)~~. Any amendment, repeal, modification or expiration of any of

Article SEVENTH, Article EIGHTH~~, Article THIRTEENTH~~ and this sentence shall not adversely affect any right or protection of any person existing thereunder with respect to any act or omission occurring prior to such repeal or modification.
THIRTEENTH:
~~A.   This Article THIRTEENTH anticipates the possibility that (i) one or more of the Sponsors may be a controlling, majority or significant stockholder of the Corporation, (ii) certain Sponsor Officials may also serve as Corporation Officials, (iii) the Corporation Entities and the Sponsor Entities may, from time to time, (a) engage in the same, similar or related activities or lines of business or other business activities that overlap or compete with those of the other and (b) have an interest in the same areas of corporate opportunities, and (iv) benefits may be derived by the Corporation Entities through their contractual, corporate and business relations with the Sponsor Entities. The provisions of this Article THIRTEENTH shall, to the fullest extent permitted by law, define the conduct of certain affairs of the Corporation Entities and Corporation Officials as they may involve the Sponsor Entities, and the powers, rights, duties and liabilities of the Corporation Entities and Corporation Officials in connection therewith.~~
~~B.   To the fullest extent permitted by law, no contract, agreement, arrangement or transaction (or any amendment, modification or termination thereof) entered into between any Corporation Entity, on the one hand, and any Sponsor Entity, on the other hand, shall be void or voidable or be considered unfair to the Corporation or any Corporation Controlled Affiliate by reason of any Sponsor Entity being a party thereto, or because (i) any Sponsor Official is a party thereto, or (ii) any Sponsor Official was present at or participated in any meeting of (a) the Board or a committee thereof or (b) the board of directors of any Corporation Controlled Affiliate or a committee thereof, in either case that authorized the contract, agreement, arrangement or transaction (or any amendment, modification or termination thereof), or (iii) in the case of clauses (ii)(a) and (b), any Sponsor Official’s votes were counted for such purpose. To the fullest extent permitted by law, no such contract, agreement, arrangement or transaction (or any amendment, modification or termination thereof) or the performance thereof by any Corporation Entity shall be considered to be contrary to any fiduciary duty owed to any of the Corporation Entities or to any of their respective equity holders by any Sponsor Entity or by any Corporation Official (including any Corporation Official who may have been a Sponsor Official) and each such Corporation Official shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation Entities, and shall be deemed not to have breached his or her duties of loyalty to the Corporation Entities and their respective equity holders, and not to have derived an improper personal benefit therefrom.~~
~~To the fullest extent permitted by law, no Corporation Official shall have or be under any fiduciary duty to any Corporation Entity or its equity holders to refrain from acting on behalf of any such Corporation Entity (or on behalf of any Sponsor Entity if such Corporation Official is also a Sponsor Official) in respect of any such contract, agreement, arrangement or transaction (or any amendment, modification, or termination thereof) or to refrain from performing any such contract, agreement, arrangement or transaction (or any amendment, modification or termination thereof) in accordance with its terms.~~
~~C.   The Corporation may from time to time enter into and perform, and cause or permit any Corporation Controlled Affiliate to enter into and perform, one or more agreements (or amendments or modifications to pre-existing agreements) with any one or more of the Sponsor Entities pursuant to which any one or more Corporation Entities, on the one hand, and any one or more of the Sponsor Entities, on the other hand, agree to engage in transactions of any kind or nature, or agree to compete, or to refrain from competing or to limit or restrict their competition, with each other (or with any one or more other Sponsor Entities or Corporation Entities, respectively), including to allocate and to cause Corporation Officials and Sponsor Officials (including any person who is both a Corporation Official and a Sponsor Official) to allocate or refer opportunities between such Corporation Entities and Sponsor Entities. To the fullest extent permitted by law, neither any such agreement, nor the performance thereof by any Corporation Entity or any Sponsor Entity, shall be considered contrary to (i) any fiduciary duty that any Sponsor Entity may owe to any Corporation Entity or its equity holders by reason of any Sponsor Entity being, directly or indirectly, a controlling, majority or significant equity holder of any such Corporation Entity or participating in the control of any such Corporation Entity or (ii) any fiduciary duty that any~~

~~Corporation Official who is also a Sponsor Official may owe to any Corporation Entity or its equity holders. To the fullest extent permitted by law, no Sponsor Entity, by reason of being, directly or indirectly, a controlling, majority or significant equity holder of any Corporation Entity or participant in control of any Corporation Entity, shall have or be under any fiduciary duty to refrain from entering into any agreement or participating in any transaction referred to above, and no Corporation Official who is also a Sponsor Official shall have or be under any fiduciary duty to any Corporation Entity or its equity holders to refrain from acting on behalf of any Corporation Entity or any Sponsor Entity in respect of any such agreement or transaction or performing any such agreement in accordance with its terms.~~
~~D.   Except as otherwise agreed in writing between the Corporation and Sponsor, the Sponsor Entities shall, to the fullest extent permitted by law, have no duty to refrain from (i) engaging in the same or similar activities or lines of business as any Corporation Entity, (ii) doing business with any client, customer or vendor of any Corporation Entity or (iii) employing or otherwise engaging or soliciting for such purpose any Corporation Official or employee of any Corporation Entity. To the fullest extent permitted by law, no Sponsor Entity shall be deemed to have breached its fiduciary duties, if any, to any Corporation Entity or its equity holders solely by reason of engaging in any activity described in clauses (i) through (iii) of the immediately preceding sentence. If any Sponsor Entity is offered, or acquires knowledge of, a potential transaction or business opportunity that is or may be a corporate opportunity for any Corporation Entity, the Corporation, on behalf of itself and each Corporation Controlled Affiliate, to the fullest extent permitted by law, renounces any interest or expectancy in such potential transaction or business opportunity or in being offered an opportunity to participate therein and waives any claim that such potential transaction or business opportunity constituted a corporate opportunity that should have been presented to any Corporation Entity.~~
~~In the case of any potential transaction or business opportunity in which the Corporation has renounced its interest and expectancy in the immediately preceding sentence, the Sponsor Entities shall, to the fullest extent permitted by law, not be liable to any Corporation Entity or its equity holders for breach of any fiduciary duty as a direct or indirect equity holder of any Corporation Entity by reason of the fact that any one or more of the Sponsor Entities pursues or acquires such potential transaction or business opportunity for itself, directs such potential transaction or business opportunity to another person or entity, or otherwise does not communicate information regarding such potential transaction or business opportunity to the Corporation or any Corporation Controlled Affiliate.~~
~~E.   If a Corporation Official who is also a Sponsor Official is offered, or acquires knowledge of, a potential transaction or business opportunity that is or may be a corporate opportunity for any Corporation Entity in any manner, (i) the Corporation, on behalf of itself and each Corporation Controlled Affiliate, to the fullest extent permitted by law except as provided in this Section E of Article THIRTEENTH, renounces any interest or expectancy in such potential transaction or business opportunity or in being offered an opportunity to participate therein and waives any claim that such potential transaction or business opportunity constituted a corporate opportunity that should have been presented to the Corporation or any such Corporation Controlled Affiliate and (ii) such Corporation Official shall have no duty to communicate or present such potential transaction or business opportunity to the Corporation or any Corporation Controlled Affiliate and shall, to the fullest extent permitted by law, not be liable to any Corporation Entity or its equity holders for breach of any fiduciary duty as a Corporation Official, including without limitation by reason of the fact that any one or more of the Sponsor Entities pursues or acquires such potential transaction or business opportunity for itself, directs such potential transaction or business opportunity to another person or entity, or otherwise does not communicate information regarding such potential transaction or business opportunity to the Corporation or any Corporation Controlled Affiliate.~~
~~Notwithstanding anything to the contrary in this Section E of Article THIRTEENTH, the Corporation does not renounce any interest or expectancy it may have in any corporate opportunity that is expressly offered to any Corporation Official in writing solely in his or her capacity as a Corporation Official.~~
~~F.   No amendment or repeal of this Article THIRTEENTH shall apply to or have any effect on the liability or alleged liability of any Sponsor Entity or Corporation Official for or with respect to any corporate opportunity that such Sponsor Entity or Corporation Official was offered, or of which such Sponsor Entity or Corporation Official acquired knowledge, prior to such amendment or repeal.~~

~~G.   In addition to, and notwithstanding the foregoing provisions of this Article THIRTEENTH, a potential transaction or business opportunity (i) that the Corporation Entities are not financially able, contractually permitted or legally able to undertake or (ii) that is, from its nature, not in the line of the Corporation Entities’ business, is of no practical advantage to any Corporation Entity or is one in which no Corporation Entity has any interest or reasonable expectancy, shall not, in any such case, be deemed to constitute a corporate opportunity belonging to the Corporation or any Corporation Controlled Affiliate, and the Corporation, on behalf of itself and each Corporation Controlled Affiliate, to the fullest extent permitted by law, hereby renounces any interest or expectancy therein or being offered an opportunity to participate therein.~~
~~H.   The alteration, amendment or repeal of this Article THIRTEENTH shall not apply to or have any effect on (i) the liability or alleged liability of any Sponsor Entity or Corporation Official for or with respect to any corporate opportunity that such Sponsor Entity or Corporation Official was offered, or of which such Sponsor Entity or Corporation Official acquired knowledge, or (ii) the void or voidable nature of, deemed unfairness of, deemed conduct of persons with respect to or any fiduciary duty of any person applicable to any contract, agreement, arrangement or transaction (or any amendment, modification or termination thereof) entered into between any Corporation Entity, on the one hand, and any Sponsor Entity, on the other hand, in each case, prior to such alteration, amendment or repeal.~~ [Reserved.]
FOURTEENTH:   In furtherance and not in limitation of the powers conferred upon it by the laws of the State of Delaware, the Board shall have the power to adopt, amend, alter or repeal the Bylaws. The Bylaws may also be adopted, amended, altered or repealed by the affirmative vote of the holders of at least ~~two-thirds~~ a majority of the votes that would be entitled to be cast on such matter by the then outstanding shares of all classes and series of capital stock of the Corporation, at any annual or special meeting or stockholders, voting together as a single class. In addition to the powers and authority herein or by statute expressly conferred upon them, the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject to the provisions of the DGCL and the Certificate of Incorporation.
FIFTEENTH:   Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer or other employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, this Certificate of Incorporation or the Bylaws or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware, or (iv) any action asserting a claim governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article FIFTEENTH.
SIXTEENTH:   Except as otherwise defined in this Certificate of Incorporation, the following terms shall have the meanings ascribed to them below:
A.   “beneficial ownership” (or words or phrases of similar import) shall have the meaning given to such term in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended.
B.   “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract, or otherwise. A person who is the owner of 10% or more of the outstanding voting stock of any corporation, partnership, limited liability company, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary.
C~~.   “corporate opportunity” shall include, but not be limited to, business opportunities that (1) the Corporation or any Corporation Controlled Affiliate is financially able to undertake, (2) are, from their nature, in the line of the Corporation’s or any Corporation Controlled Affiliate’s business, and (3) are of practical advantage to the Corporation or any Corporation Controlled Affiliate and ones in which the~~

~~Corporation or any Corporation Controlled Affiliate, but for the provisions of Article FOURTEENTH, would have an interest or a reasonable expectancy.~~
~~D.   “Corporation Controlled Affiliate” shall mean (1) any person of which the Corporation is the beneficial owner (directly or indirectly) of 10% or more of the outstanding voting stock, voting power, partnership interests or similar voting interests or (2) any other person that (directly or indirectly) is controlled by the Corporation.~~
~~E.   “Corporation Entity” shall mean any one or more of the Corporation and the Corporation Controlled Affiliates.~~
~~F.   “Corporation Official” shall mean each person who is a director or an officer (or both) of the Corporation or one or more Corporation Controlled Affiliates.~~
G.   “person” shall mean a natural person, corporation, partnership, limited liability company, joint venture, association or legal entity of any kind; each reference to a “natural person” (or to a “record holder” of shares, if a natural person) shall be deemed to include in his or her representative capacity a guardian, committee, executor, administrator or other legal representative of such natural person or record holder.
~~H.   “Sponsors” shall mean (1) Ares Corporate Opportunities Fund III, L.P., (2) FS Equity Partners VI, L.P. and FS Affiliates VI, L.P., (3) each of their respective affiliates (other than the Corporation and Corporation Controlled Affiliates), (4) any general partner, managing member or partner, director, officer or employee of such Sponsor or any affiliate of such Sponsor, (5) any private equity fund now or hereafter existing that is controlled by one or more of, or shares the same management company with, such Sponsor and (6) any successor by operation of law (including, without limitation, by merger or otherwise) of each of the foregoing or any such successor.~~
~~I.   “Sponsor Controlled Affiliate” shall mean, other than the Corporation or any Corporation Controlled Affiliate, (1) any person of which one or more Sponsors, collectively, beneficially own 10% or more of the outstanding voting stock, voting power, partnership interests or similar voting interests or (2) any other person that (directly or indirectly) is controlled by any Sponsor, controls any Sponsor or is under common control with any Sponsor.~~
~~J.   “Sponsor Entity” shall mean any one or more of the Sponsors and the Sponsor Controlled Affiliates.~~
~~K.   “Sponsor Official” shall mean each person who is a director, officer, employee, managing director or other affiliate (or any combination of the foregoing) of any Sponsor or one or more Sponsor Controlled Affiliates.~~
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned has executed this Restated Certificate of Incorporation as of this 24th day of April, 2017.
FLOOR & DECOR HOLDINGS, INC.
By:

Name:
Title:

ANNUAL MEETING OF SHAREHOLDERS OF

FLOOR & DECOR HOLDINGS, INC.

May 12, 2021

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone to transmit your voting instructions. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions to transmit your voting instructions. Have your proxy card available when you call.

Transmit your voting instructions online or by phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/21445/

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00003333033330000000 4 051221

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS 2 - 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees	FOR	AGAINST	ABSTAIN
1a. Norman Axelrod	☐	☐	☐
1b. Ryan Marshall	☐	☐	☐
1c. Richard Sullivan	☐	☐	☐
1d. Felicia Thornton	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 - 5.

In their discretion, the proxies are authorized to vote and otherwise represent the undersigned on such other business as may properly come before the meeting and any adjournment thereof. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1, "FOR" Proposals 2 - 5 and in the discretion of the proxies with respect to such other business as may properly come before the meeting. No proposition listed herein is related to or conditioned on the approval of other matters.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ________ Date: ________ Signature of Shareholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

FLOOR & DECOR HOLDINGS, INC.

Proxy for Annual Meeting of Shareholders on May 12, 2021

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Trevor S. Lang and David V. Christopherson, and each of them, with power to act without the other and with the power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Floor & Decor Holdings, Inc. common stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held May 12, 2021 or any adjournments thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3, FOR PROPOSAL 4, FOR PROPOSAL 5, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. NO PROPOSITION LISTED HEREIN IS RELATED TO OR CONDITIONED ON THE APPROVAL OF OTHER MATTERS.

1.1

(Continued and to be signed on the reverse side)

14475